UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22819

ETFis Series Trust I
(Exact name of registrant as specified in charter)

1540 Broadway, 16th Floor
New York, NY 10036
(Address of principal executive offices) (Zip code)

ETFis Series Trust I

c/o Corporation Service Company

2711 Centerville Road, Suite 400

Wilmington, DE 19808

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 593-4383

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

ETFis Series Trust I

INFRACAP REIT PREFERRED ETF

VIRTUS INFRACAP U.S. PREFERRED STOCK ETF

VIRTUS LIFESCI BIOTECH CLINICAL TRIALS ETF

VIRTUS LIFESCI BIOTECH PRODUCTS ETF

VIRTUS NEWFLEET MULTI-SECTOR BOND ETF

VIRTUS PRIVATE CREDIT STRATEGY ETF

VIRTUS REAL ASSET INCOME ETF

Virtus WMC International Dividend ETF

INFRACAP MLP ETF

ANNUAL REPORT
October 31, 2021

Shareholder Letter (unaudited)

December 2021

Dear Fellow ETFis Funds Shareholder:

On behalf of Virtus ETF Advisers LLC (the “Adviser”), I am pleased to present the shareholder report for the ETFis Series Trust I (the “Trust”) for the annual fiscal period ended October 31, 2021.

The Adviser is part of Virtus Investment Partners, a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors.

The report provides financial statements and portfolio information for the following funds within the Trust:

•InfraCap REIT Preferred ETF (PFFR)

•Virtus InfraCap U.S. Preferred Stock ETF (PFFA)

•Virtus LifeSci Biotech Clinical Trials ETF (BBC)

•Virtus LifeSci Biotech Products ETF (BBP)

•Virtus Newfleet Multi-Sector Bond ETF (NFLT)

• Virtus Private Credit Strategy ETF (VPC)

•Virtus Real Asset Income ETF (VRAI)

•Virtus WMC International Dividend ETF (VWID)

•InfraCap MLP ETF (AMZA)

On behalf of Virtus ETF Advisers LLC (the “Adviser”) and our fund Sub-Advisers, thank you for your investment. If you have questions, please contact your financial adviser, or call 1-888-383-0553. For more information about the fund and the other ETFs we offer, we invite you to visit our website, www.virtusetfs.com.

Sincerely,

William Smalley
President

ETFis Series Trust I

This material must be accompanied or preceded by the prospectus.

Management’s Discussion of Fund Performance (unaudited)

October 31, 2021

InfraCap REIT Preferred ETF

Management’s Discussion of Operations

Overview

The InfraCap REIT Preferred ETF (the “Fund”) seeks to track the investment results, before fees and expenses, of an index composed of preferred shares listed on U.S. Exchanges and issued by Real Estate Investment Trusts (“REITs”), as represented by the Indxx REIT Preferred Stock Index (the “Index”). Although the Fund generally intends to replicate the component securities of the Index, the Fund may utilize a representative sampling strategy when a replication strategy might be detrimental to shareholders. The Fund may invest in a representative sample of securities included in the Index that collectively has a profile similar to the Index. If the Fund uses a representative sampling strategy, the Fund may or may not own all of the securities that are included in the Index.

Market Update

In the fiscal year ended October 31, 2021, the Fund’s total return based on net asset value was 18.93%, while the Index returned 22.70% during the same period. During the period, businesses reopened and the US gradually lifted strict social distancing measures that had been implemented in an effort to slow the spread of Covid-19.

Two of the strongest contributors to the Fund’s absolute performance during the period were preferred securities of Hersha Hospitality Trust (“Hersha”) and Digital Bridge Group Inc (“Digital Bridge”). Hersha is a hotel-focused REIT that directly benefited from the containment of the Covid-19 virus and an increase in US travel. Digital Bridge Group is a global REIT that owns, operates and invests across a full spectrum of digital infrastructure and real estate including, but not limited to, cell towers, data centers, fiber, small cells, and edge infrastructure. Digital Bridge demonstrated increased revenues over the period and attracted institutional inflows. Hersha HT D and Digital Bridge DBRG J were up 79.78% and 28.95%, respectively, during the fiscal year.

Two of the weaker contributors to the Fund’s absolute performance during the period were preferred securities of Public Storage, PSA M and PSA O. These preferred securities of Public Storage unperformed preferred securities of Public Storage with higher stated yields. PSA M and PSA O were down -1.94% and -1.50%, respectively, during the fiscal year. The Fund sold its preferred shares in PSA M during the fiscal year.

Preferred shares are fixed income securities, and prices are influenced by changes in long-term interest rates. During the fiscal year, the yield on the 30-year U.S. Treasury bond was 1.63% as of November 2, 2020 and increased 30 basis points to 1.93%, as of October 29, 20211. We believe this increase demonstrated renewed investor confidence over the fiscal year and belief that the duration and economic impacts of the Covid-19 Pandemic were limited.

1Treasury.gov. 2021. Daily Treasury Par Yield Curve Rates. [online] Available at: <https://www.treasury.gov/resource-center/data-chart-center/interest-rates/pages/textview.aspx?data=yield> [Accessed 17 December 2021].

Dividend Payment

In the fiscal year ended October 31, 2021, the Fund made monthly dividend payments in the amount of $0.12 per share. While the Fund plans to continue paying monthly dividends, dividends are not guaranteed. The Fund seeks to maintain relatively stable monthly distributions although the amount of income earned by the Fund varies from period to period. In seeking to maintain a relatively stable monthly distribution, the Fund may distribute less than the full amount of income earned during a specific period, preserving income for distribution in future periods. Consequently, the amount of income distributed in any one period may be more or less than the actual amount of income earned in that period.

Outlook

We believe REIT preferred securities continue to offer an attractive way to access current market dislocations that remain from the effects of the Covid-19 pandemic. Economies appear to be returning to normal operations and federal monetary policy and stimulus have supported market recovery. Interest rates remain low, and we believe they will continue to be low even after anticipated rate hikes in 2022. We believe preferred securities will continue to offer attractive yields and investors can still access REIT preferred securities at discounted prices.

The preceding information is the opinion of the investment adviser and sub-adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2021

InfraCap REIT Preferred ETF (continued)

EXPOSURE BY RATING (%) as of 10/31/21
A-	7.59%
BBB+	0.0%
BBB	4.74%
BBB-	2.98%
BB+	5.35%
BB	0.0%
BB-	9.66%
B-	0.0%
NR	69.78%

Credit quality ratings on underlying securities of the Fund are received from S&P, Moody’s, and Fitch and converted to the equivalent S&P major rating category. This breakdown is provided by Infrastructure Capital Advisors, LLC and takes the median rating of the three agencies when all three agencies rate a security, the lower of the two ratings if only two agencies rate a security, and one rating if that is all that is provided. Unrated securities do not necessarily indicate low quality. A credit rating below investment-grade is represented by a rating of BB and below. Ratings and portfolio credit quality may change over time. This discussion includes information based on data and calculations sourced from Bloomberg and index constituents. While we believe that the data is reliable, we have not sought, nor have we received, permission from any third-party to include their information.

Performance as of 10/31/2021

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Indxx REIT Preferred Stock Index[1]
1 Year	18.93%	19.55%	22.70%
Since Inception[2]	5.55%	5.50%	6.66%

1 The Indxx REIT Preferred Stock Index is a market cap weighted index designed to provide diversified exposure to high yielding liquid preferred securities issued by Real Estate Investment Trusts listed in the U.S. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

2February 7, 2017.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid.

Real Estate Investments: The Fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.

Passive Strategy/Index Risk: A passive investment strategy seeking to track the performance of the Underlying Index may result in the fund holding securities regardless of market conditions or their current or projected performance. This could cause the Fund’s returns to be lower than if the Fund employed an active strategy.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2021

InfraCap REIT Preferred ETF (continued)

Correlation to Index: The performance of the Fund and its index may vary somewhat due to factors such as Fund flows, transaction costs, and timing differences associated with additions to and deletions from its index.

Market Volatility: Securities in the Fund may go up or down in response to the prospects of individual companies and general economic conditions. Price changes may be short or long term.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2021

Virtus InfraCap U.S. Preferred Stock ETF

Management’s Discussion of Operations

Overview

Virtus InfraCap U.S. Preferred Stock ETF (the “Fund”) seeks to provide current income and, secondarily, capital appreciation through an actively-managed portfolio of high quality U.S. preferred stocks. Callable preferred securities exhibiting a low or negative yield to call are generally excluded from the portfolio. The Fund may utilize options strategies and leverage to enhance income and total return.

Market Update

In the twelve months ending October 31, 2021, the Fund’s total return based on net asset value was 41.52%. The Fund’s benchmark index, the S&P U.S. Preferred Stock Index, returned 13.38% during the same period.

The fiscal year ended October 31, 2021 can be characterized as period of extraordinary recovery from the volatility experienced in the financial markets in 2020. The negative market and economic effects that resulted from the onset of the Covid-19 global pandemic in February 2020 largely subsided during the period. Global economies continued to reopen and reduce social distancing measures. The Federal Reserve and the U.S. Treasury continued to implement measures to stabilize the economy and global financial markets during the period, which we believe have been successful. Rates on 10-year and 30-year U.S. Treasury bonds remained low. The economy and financial markets rebounded sharply as a consequence of the monetary and fiscal stimulus. Cyclical segments of the economy outperformed during the period and benefited from rotational allocations away from Covid-19 or stay-at-home technology related securities.

Two of the Fund’s strongest contributors during the period were preferred securities of Braemar Hotels and Resorts (“Braemar”) and DCP Midstream LP (“DCP Midstream”). Braemar is a real estate investment trust (“REIT”) focused on luxury hotels and resorts. Braemar benefited from the containment of the Covid-19 virus and an increase in US travel. In addition, Braemar did not have significant debt maturities in 2020 and 2021, which allowed it to successfully operate during periods of distress. DCP Midstream is one of the largest NGL producers and gas processors in the United States. It maintained a strong and diversified customer base, disciplined capital management with respect to its investments, and a focus on reducing leverage to strengthen its balance sheet. In addition, DCP Midstream had a sizeable portion of unhedged commodity exposure, which benefited from rising prices and contributed to its strong performance. Braemar’s BHR PRB and DCP Midstream’s DCP B were up 89.56% and 56.84%, respectively, during the fiscal year.

Two of the Fund’s weaker contributors during the period were preferred securities of South Jersey Industries Inc. (“South Jersey”) and Dominion Energy Inc. (“Dominion”). Based in New Jersey, South Jersey is an energy services company that focuses on delivering natural gas utilities, clean energy solutions, and energy production facilities. Dominion Energy is a US based utility, power, and energy company that is currently focused on delivering reliable, affordable, clean energy. South Jersey’s SJI V and Dominion’s DCUE were up 10.55% and 3.72%, respectively, during the fiscal year.

The Fund’s portfolio composition emphasizes issuers that own long-lived assets that generate free cash flow. Preferred stocks issued by REITs, Pipelines and Industrials comprised approximately 45%, 14%, and 15% of the Fund’s total assets, respectively, at fiscal year-end. This compares to weightings of approximately 11%, 2%, and 2.3% in the benchmark index. Such overweighting positively contributed to Fund performance during the period. In addition, at fiscal year-end preferred stocks issued by financial companies only comprised about 5% of the Fund’s total assets, while the Fund’s benchmark index was weighted approximately 48%. This significant underweighting of financials positively contributed to the Fund’s outperformance during the period.

Approximately 49% of the Fund’s total assets were fixed-to-floating rate preferred stocks at fiscal year-end. This compares to about 25% for the benchmark index. These securities have a fixed rate coupon at issue but become a floating rate security after a specified period of time, typically five or ten years after issuance. This structure generally provides investors with some protection from a rising interest rate environment while offering a higher current yield than that available on securities with coupon rates that float currently. During the period, this overweighting positively contributed to Fund performance.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2021

Virtus InfraCap U.S. Preferred Stock ETF (continued)

Dividend Payments

In the fiscal year ended October 31, 2021, the Fund made dividend payments in the amount of $0.15 per share in October, November and December of 2020, while paying monthly dividend payments in 2021 of $0.16 per share for the remainder the fiscal year.

The Fund’s dividend policy is reviewed on an annual basis with the expectation that, under normal market conditions, the announced dividend rate can be sustained for a period of 12 – 24 months. The Fund’s targeted dividend is expected to be covered by its investment company taxable income (which includes ordinary income and short-term capital gains less expenses). For the purpose of calculating income available for distribution, some cash payments from REITs or MLPs treated as Return of Capital for tax or GAAP purposes may be included. Expenses include an 80 basis point advisory fee, leverage costs, and other miscellaneous fees.

The Fund seeks to maintain relatively stable monthly distributions although the amount of income earned by the Fund varies from period-to-period. In seeking to maintain a relatively stable monthly distribution, the Fund may distribute less than the full amount of income earned during a specific period to preserve income for distribution in future periods. Consequently, the amount of income distributed in any one period may be more or less than the actual amount of income earned in that period.

The Fund’s current 30-day SEC yield based on its closing price on the New York Stock Exchange on October 31, 2021 ($25.10) was 8.10%. The Fund’s current indicated yield based on its Net Asset Value (NAV) per share ($25.16) was 7.65%. The Fund’s distribution rate as of fiscal year end was 7.69%.

Use of Leverage

As described in the Fund’s prospectus, the Fund may use leverage to help achieve its current income objective. The leverage ratio is expected to be maintained in a range of 10-35% of the Fund’s total assets over the long term. As of October 31, 2021, The Fund’s leverage was approximately 29% of the Fund’s net asset value. The Fund’s use of leverage positively impacted Fund performance during the period.

The Fund’s cost of borrowing fell during the fiscal year, and borrowed funds generated an attractive positive spread. The Fund borrows at a 120 basis point premium to the 3-month LIBOR rate, which remained extraordinarily low at 0.132% as of October 29, 2021.

Use of Options

As described in the prospectus, the Fund may utilize options strategies to boost the amount of income available to distribute to shareholders. The primary activity is covered call writing, which is focused on a small number of common stocks and ETFs owned by the Fund. However, due to limited use of options during the fiscal year, the option activity had a minor positive impact on the Fund’s performance.

Outlook

We believe that there continue to be opportunities for active managers to select preferred stocks that are inefficiently priced. We place special emphasis on maximizing the Fund’s yield-to-call and believe that avoiding issues that are callable and trading at prices above the call price will assist in achieving that result. We believe many preferred stock investors, especially passive funds, ignore the risk of owning issues with a negative yield-to-call.

We expect the market’s uncertainty surrounding the duration and magnitude of rising inflation to be a leading theme for the forthcoming fiscal year. We have seen the divergence of performance based on credit ratings as lower-rated, higher-yielding credits have outperformed on correlation to equity markets and higher-rated, lower-yielding credits underperformed on correlation to treasury yields. We expect this trend to continue as inflation remains high, fiscal and monetary policies tighten, and interest rates rise. We believe that high-yield preferred stocks will continue to trade higher under these market conditions, and we look to opportunistically add new issues to maintain an above-average yield-to-call versus the Fund’s benchmark. We believe for the next fiscal year, non-investment grade preferred securities in sectors including, REITs, Utilities, Pipelines and Industrials will outperform the financial sector and investment grade preferreds.

The preceding information is the opinion of the investment adviser and sub-adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser and sub-adviser make no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized. This discussion includes information based on data and calculations sourced from Bloomberg and index constituents. While we believe that the data is reliable, we have not sought, nor have we received, permission from any third-party to include their information.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2021

Virtus InfraCap U.S. Preferred Stock ETF (continued)

Performance as of 10/31/2021

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	S&P U.S. Preferred Stock Index[1]
1 Year	41.52%	41.79%	13.38%
Since Inception[2]	9.79%	9.67%	8.12%

1 The S&P U.S. Preferred Stock Index measures performance of the U.S. preferred stock market. Preferred stocks pay dividends at a specified rate and receive preference over common stocks in terms of dividend payments and liquidation of assets. The index is calculated on a total return basis with dividend reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

2May 15, 2018.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid.

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.

Sector Focus: To the extent the Fund has significant exposure to one or more sectors, this may make the Fund particularly susceptible to adverse economic, political or regulatory occurrences and changes affecting companies in those sectors.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2021

Virtus InfraCap U.S. Preferred Stock ETF (continued)

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2021

Virtus LifeSci Biotech Clinical Trials ETF

The Virtus LifeSci Biotech Clinical Trials ETF (the “Fund”) seeks to track the investment results, before fees and expenses, of the LifeSci Biotechnology Clinical Trials Index (the “Index”), which is composed of U.S.-listed biotechnology stocks with a lead drug in the clinical trial stage of development.

For the fiscal year ended October 31, 2021, the Fund’s total return based on market price was 13.91%. The Fund’s total return based on net asset value was 13.85%. The Index returned 14.59% during the same period.

Top-performing stocks for the Fund’s fiscal year included Prothena, a clinical-stage neuroscience company. Prothena focuses on the discovery and development of novel therapies to change the course of devastating diseases. Another leading contributor was Amyris, which engages in the provision of bioscience solutions. The company offers its products to the health and wellness, clean beauty, and flavor and fragrance markets. Intellia Therapeutics, a biotechnology company, was positive for Fund performance during the fiscal year. The company focuses on the research and clinical development of gene editing therapies for patients with genetically-based diseases. In addition, the Fund benefited from its positions in BioCryst Pharmaceuticals and Rubius Therapeutics. The Fund sold its stock in BioCryst Pharmaceuticals during the fiscal year.

Detractors from the Fund’s performance during the 12-month period included Nkarta, a biopharmaceutical company that engages in the discovery, development, and commercialization of natural killer cell therapies for the treatment of cancer. Immunovant, a clinical-stage biopharmaceutical company, detracted from performance. The firm focuses on enabling normal lives for patients with autoimmune diseases. It is developing a novel, fully human monoclonal antibody, IMVT-1401, that selectively binds to and inhibits the neonatal fragment crystallizable receptor. Another detractor was Black Diamond Therapeutics, which operates as a biotechnology company and develops medicines for patients with genetically defined cancers. In addition, TCR2 Therapeutics and Annovis Bio detracted from Fund returns during the fiscal year.

The preceding information is the opinion of the investment adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 10/31/2021

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	LifeSci Biotechnology Clinical Trials Index[1]	S&P 500® Index[2]
1 Year	13.85%	13.91%	14.59%	42.91%
5 Years	19.97%	19.89%	20.82%	18.93%
Since Inception[3]	8.95%	8.95%	9.63%	15.34%

1 The LifeSci Biotechnology Clinical Trials Index is designed to track the performance of U.S.-listed biotechnology stocks with a lead drug in the clinical trial stage of development, typically a Phase 1, Phase 2 or Phase 3 trial, but prior to receiving marketing approval. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

2 The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

3December 16, 2014.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2021

Virtus LifeSci Biotech Clinical Trials ETF (continued)

Biotechnology Industry Risk: The Fund’s assets will be concentrated in investments in the securities of issuers engaged primarily in the biotechnology industry. Companies within the biotechnology industry spend heavily on research and development, which may not necessarily lead to commercially successful products in the near or long term. In order to fund operations, these companies may require financing from the capital markets, which may not always be available on satisfactory terms or at all. The biotechnology industry is also subject to significant governmental regulation, and the need for governmental approvals, including, without limitation, FDA approval. The securities of biotechnology companies, especially those of smaller or newer companies, tend to be more volatile than those of companies with larger capitalizations or markets generally.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Correlation to Index: The performance of the Fund and its index may vary somewhat due to factors such as Fund flows, transaction costs, and timing differences associated with additions to and deletions from its index.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2021

Virtus LifeSci Biotech Products ETF

The Virtus LifeSci Biotech Products ETF (the “Fund”) seeks to track the investment results, before fees and expenses, of the LifeSci Biotechnology Products Index (the “Index”), which is composed of U.S.-listed biotechnology stocks with at least one drug therapy approved by the U.S. Food & Drug Administration (“FDA”) for marketing.

For the fiscal year ended October 31, 2021, the Fund’s total return based on market price was 7.32%; the Fund’s total return based on net asset value was 7.56%. The Index returned 8.44% for the same period.

The top performers for the Fund were BioNTech and Moderna, both of which were instrumental in the development of COVID-19 vaccines. BioNTech is a next-generation immunotherapy company that treats cancer and other serious diseases through the development of novel biopharmaceuticals. Moderna engages in the development of transformative medicines based on messenger ribonucleic acid (mRNA). Another top contributor was Enanta Pharmaceuticals, a biotechnology company that engages in the discovery and development of drugs for the treatment of viral infections and liver diseases. Travere Therapeutics and Intra-Cellular Therapies were also leading contributors to Fund performance during the fiscal year.

Detractors from Fund performance included Esperion Therapeutics, which develops and markets medical devices. The company produces therapies for the treatment of patients with elevated levels of cholesterol and other risk factors for heart disease. Another top detractor was Epizyme, which develops and discovers therapeutics for the treatment of cancer and other diseases. Karyopharm Therapeutics also made a negative contribution during the fiscal year. Karyopharm is a commercial-stage pharmaceutical company pioneering novel cancer therapies. Rounding out the leading detractors from Fund returns were Y-mAbs Therapeutics and ACADIA Pharmaceuticals.

The preceding information is the opinion of the investment adviser and sub-adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 10/31/2021

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	LifeSci Biotechnology Products Index[1]	S&P 500® Index[2]
1 Year	7.56%	7.32%	8.44%	42.91%
5 Years	12.42%	12.39%	13.41%	18.93%
Since Inception[3]	11.43%	11.41%	12.36%	15.34%

1 The LifeSci Biotechnology Products Index is designed to track the performance of U.S.-listed biotechnology stocks with at least one drug therapy approved by the FDA for marketing. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

2 The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

3December 16, 2014.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Biotechnology Industry Risk: The Fund’s assets will be concentrated in investments in the securities of issuers engaged primarily in the biotechnology industry. Companies within the biotechnology industry spend heavily on research and development, which may not necessarily lead to commercially successful products in the near or long term. In order to fund operations, these companies may require financing from the capital markets, which may not always be available on satisfactory terms or at all. The biotechnology industry is also subject to significant governmental regulation, and the need for governmental approvals, including, without limitation, FDA approval. The securities of biotechnology companies, especially those of smaller or newer companies, tend to be more volatile than those of companies with larger capitalizations or markets generally.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2021

Virtus LifeSci Biotech Products ETF (continued)

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Correlation to Index: The performance of the Fund and its index may vary somewhat due to factors such as Fund flows, transaction costs, and timing differences associated with additions to and deletions from its index.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2021

Virtus Newfleet Multi-Sector Bond ETF

The Virtus Newfleet Multi-Sector Bond ETF (the “Fund”) seeks to provide a high level of current income and, secondarily, capital appreciation.

How did the markets perform during the Fund’s fiscal year ended October 31, 2021?

The 12-month period included a variety of market conditions, but most front and center was the continued impact of COVID-19 on the globe. Monetary and fiscal policy response continued to evolve in order to support economic activity and allow market disruptions to heal. The final quarter of 2020 was marked by vaccine development and distribution, the U.S. presidential election, and a trade deal between the U.K. and the EU.

The first three quarters of 2021 brought a new U.S. administration, more fiscal stimulus, and bursts of optimism as the world continued its recovery from the COVID-19-related economic lockdowns that dominated early 2020. The virus continued to pose a global challenge to health care systems and policymakers, however, as they sought the correct mix of protective measures to contain it. Though variants of the virus emerged during the period, vaccines proved effective against them. Global vaccine distribution and the resulting growth in protected populations continued to seem to bring the world closer to containing the virus.

Since the economic recovery remained on track, the Federal Reserve (the “Fed”) began removing some of its monetary support, announcing the completion of the wind-down of its secondary market corporate credit facility during the third quarter of 2021. The Fed remained committed to its communication strategy during the fiscal year, and indicated no desire to tighten financial conditions.

During the 12-month period, the fixed income markets experienced a significant rebound from their March 2020 lows, with spread sectors (non-governmental fixed income investments) outperforming U.S. Treasuries. Those sectors that had experienced the greatest degree of underperformance during the first quarter of 2020 led the way during the fiscal year recovery.

During the fiscal year, the Fed left its target interest rate unchanged at a range of 0-0.25%, the rate that was set in late March of 2020 in response to the pandemic.

Additionally, over the 12-month period, the U.S Treasury yield curve steepened, shifting broadly higher, especially for maturities up to five years.

What factors affected the Fund’s performance during its fiscal year?

For the fiscal year ended October 31, 2021, the Fund’s total return based on market price was 5.81%. The Fund’s total return based on net asset value was 5.71%. For the same period, the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, returned -0.48%.

An underweight to U.S. Treasuries in favor of spread sectors was a driver of the Fund’s outperformance for the fiscal year ended October 31, 2021. Among fixed income sectors, the Fund’s allocations to corporate high yield and high yield bank loans contributed to relative performance for the fiscal year. Issue selection within corporate high quality securities was also beneficial for relative performance.

The Fund’s underweight to the corporate high quality sector negatively impacted performance for the 12-month period, despite the fact that issue selection within the sector was positive.

The preceding information is the opinion of the investment adviser and sub-adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2021

Virtus Newfleet Multi-Sector Bond ETF (continued)

Performance as of 10/31/2021

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Bloomberg U.S. Aggregate Bond Index[1]
1 Year	5.71%	5.81%	(0.48)%
5 Years	4.27%	4.47%	3.10%
Since Inception[2]	4.68%	4.72%	3.31%

1The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

2August 10, 2015.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2021

Virtus Newfleet Multi-Sector Bond ETF (continued)

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2021

Virtus Private Credit Strategy ETF

The Virtus Private Credit Strategy ETF (the “Fund”) strives to deliver an alternative source of yield to traditional fixed income by focusing on the private credit market, particularly companies involved in lending to non-investment grade, small- to mid-sized U.S. companies.

The Fund seeks to track the investment results, before fees and expenses, of the Indxx Private Credit Index (the “Index”), which is composed of U.S.-listed business development companies (“BDCs”) and closed-end funds that provide significant exposure to private credit.

For the fiscal year ended October 31, 2021, the Fund’s total return based on market price was 61.61%; the Fund’s total return based on net asset value was 61.32%. The Index returned 63.59% during the same period.

The leading positive contributors to Fund performance during the 12-month period were BDCs, which seek to maximize total return by investing in debt and equity financing, including collateralized loan obligation (CLO) vehicles. These included Oxford Lane Capital, which operates as a closed-end fund investing primarily in corporate debt instruments. Oxford Lane invests principally in the equity and junior debt of CLO vehicles. Eagle Point Credit, which operates as a closed-end management investment company, also contributed to Fund performance during the fiscal year. Eagle Point’s investment objective is to generate high current income, with a secondary objective of generating capital appreciation, by investing in the equity and junior debt of CLOs. Another top contributor was Apollo Investment, which allocates to debt investments that include senior secured loans, subordinated, and mezzanine investments, as well as equity in private middle-market companies.

Detractors from Fund performance included Portman Ridge Finance, a closed-end, externally managed, non-diversified management investment company. Portman Ridge originates, structures, finances, and manages a portfolio of term loans, mezzanine investments, and select equity securities of middle market U.S. companies. Eaton Vance Floating-Rate Income Trust, another detractor, is a newly organized, diversified, closed-end management investment company. The Fund seeks to provide a high level of current income by investing primarily in senior, secured floating rate loans that are rated below investment grade. BlackRock Floating Rate Income Strategies Fund also detracted from the Fund’s returns.

The preceding information is the opinion of the investment adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 10/31/2021

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Indxx Private Credit Index[1]
1 Year	61.32%	61.61%	63.59%
Since Inception[2]	10.92%	10.98%	12.14%

1 The Indxx Private Credit Index is an index of listed business development companies (“BDCs”) and closed end funds (“CEFs”) with a private credit focus. The Index is designed to serve as a broad-based benchmark for long-only investments in private credit. The Index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

2February 7, 2019.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Private Credit Funds: Private credit funds that invest in closed-end funds and business development companies bear the risk of these underlying assets, including liquidity, industry, currency, valuation and credit risks.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2021

Virtus Private Credit Strategy ETF (continued)

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.

Passive Strategy/Index Risk: A passive investment strategy seeking to track the performance of the Underlying Index may result in the fund holding securities regardless of market conditions or their current or projected performance. This could cause the Fund’s returns to be lower than if the Fund employed an active strategy.

Fund of Funds: Because the Fund can invest in other funds, it indirectly bears its proportionate share of the operating expenses and management fees of the underlying fund(s).

Correlation to Index: The performance of the Fund and its index may vary somewhat due to factors such as Fund flows, transaction costs, and timing differences associated with additions to and deletions from its index.

Closed-End Funds: Closed-end funds may trade at a discount from their net asset values, which may affect whether the fund will realize gains or losses. They may also employ leverage, which may increase volatility.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2021

Virtus Real Asset Income ETF

The Virtus Real Asset Income ETF (the “Fund”) aims to provide passive exposure to high income-producing real asset securities. The Fund seeks to track the investment results, before fees and expenses, of the Indxx Real Asset Income Index (the “Index”), which is composed of U.S.-listed securities with a history of dividend growth across three real asset categories:

• real estate, including real estate development and real estate investment trusts (“REITs”);

• natural resources, including oil, coal, precious metals, steel, agricultural commodities, and forest products; and

• infrastructure, including electric utilities, telecommunications, transportation and master limited partnerships (“MLPs”).

For the fiscal year ended October 31, 2021, the Fund’s total return based on market price was 50.51%; the Fund’s total return based on net asset value was 50.16%. The Index returned 52.28% during the same period.

The top contributors to Fund performance for the 12-month period included pipeline companies, oil & gas names, and producers of iron and steel. Canadian Natural Resources, an oil and natural gas production company, was a positive contributor. The company engages in the exploration, development, marketing, and production of crude oil and natural gas. Another top performer was Marathon Petroleum, an independent company that engages in the refining, marketing, and transportation of petroleum products in the U.S. ONEOK, which engages in the gathering, processing, fractionating, transporting, storing, and marketing of natural gas, made a positive contribution to the Fund’s returns. ONEOK operates through the following segments: Natural Gas Gathering and Processing, Natural Gas Liquids, and Natural Gas Pipelines. Rounding out the top contributors were Delek US Holdings and Valero Energy.

The largest detractors from Fund performance were stocks involved in mining, electric generation, chemicals, and real estate. They included Agnico Eagle Mines, which engages in the exploration and production of gold, and DRDGOLD, which engages in the business of retreatment of surface gold. Another detractor was Enel Chile, which engages in the development, operation, generation, and distribution of electricity. Enel Chile operates through the following segments: Generation, Transmission, and Distribution.

The preceding information is the opinion of the investment adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 10/31/2021

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Indxx Real Asset Income Index[1]
1 Year	50.16%	50.51%	52.28%
Since Inception[2]	6.93%	6.89%	7.80%

1 The Indxx Real Asset Income Index tracks the performance of US-listed securities in the Real Asset space (Real Estate, Natural Resources and Infrastructure) emphasizing dividend growth. The Index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

2February 7, 2019.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2021

Virtus Real Asset Income ETF (continued)

Equity REITs: The Fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.

Natural Resources: A fund that focuses its investments in natural resources companies will be more sensitive to conditions affecting their business or operations.

Infrastructure: A fund that focuses its investments in infrastructure-related companies will be more sensitive to conditions affecting their business or operations.

Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.

MLPs: Investments in Master Limited Partnerships may be adversely impacted by tax law changes, regulation, or factors affecting underlying assets.

Passive Strategy/Index Risk: A passive investment strategy seeking to track the performance of the Underlying Index may result in the fund holding securities regardless of market conditions or their current or projected performance. This could cause the Fund’s returns to be lower than if the Fund employed an active strategy.

Correlation to Index: The performance of the Fund and its index may vary somewhat due to factors such as Fund flows, transaction costs, and timing differences associated with additions to and deletions from its index.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2021

Virtus WMC International Dividend ETF

The Virtus WMC International Dividend ETF (the “Fund”) is an actively managed ETF designed to provide above market yield while seeking to be more diversified than traditional equity income approaches. It targets a below market beta relative to core equities. Securities that end up in the portfolio are selected because their high yield characteristics help meet the Fund’s income objective or their ability to help diversify risks in the portfolio. The names that are intended to help diversify risk in the portfolio are often names that 1) are members of the core index but not the high yield benchmark and 2) exhibit characteristics that high yielding stocks in aggregate tend to lack, such as growth.

During the period, the high yielding non-US equities, as measured by the MSCI World ex USA High Dividend Yield Index, posted positive absolute returns but underperformed core equities (as measured by MSCI World ex USA Index, respectively). Certain higher yielding segments of the market that make up a larger portion of the equity income universe than core, such as utilities companies, underperformed during the period. Meanwhile, higher growth stocks including technology companies, which are the companies that do not typically pay dividends and are therefore not as prevalent in the equity income universe, outperformed. Headwinds from these exposures resulted in weaker absolute returns for dividend paying stocks relative to core equities during the period.

During the period presented, the Virtus WMC International Dividend ETF NAV rose by 27.41%, underperforming its benchmark, the MSCI World ex US High Dividend Yield Index (Net), which rose by 28.93%.

The Fund’s structurally lower beta exposure was the main detractor from relative returns during the period. Because we believe that equity income allocations should provide some defensive characteristics relative to core equities, the portfolio targets a below market beta. While we expect this positioning to be beneficial over a full market cycle, this structural underweight exposure was a headwind during the period presented, as global markets rose.

The preceding information is the opinion of the investment adviser and sub-adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 10/31/2021

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	MSCI World Ex USA High Dividend Yield Index (net)[1]
1 Year	27.41%	27.72%	28.93%
Since Inception[2]	7.20%	7.37%	3.45%

1The MSCI World Ex USA High Dividend Yield Index (net) is based on the MSCI World Index, its parent index, and includes large and mid cap stocks across 48 Developed Markets (DM) and Emerging Market (EM) countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. The index is calculated on a total return basis with net dividends reinvested; it is unmanaged; its returns do not reflect any fees, expenses or sales charges; and it is not available for direct investment.

2October 10, 2017.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the Cboe BZX Exchange, Inc. (“Cboe”), ordinarily 4:00 p.m. Eastern time, on each day during which the Cboe is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Dividend Paying Securities: Issuers that have paid regular dividends or distributions may not continue to do so in the future and can fall out of favor with the market, which may cause the portfolio to underperform. Securities with higher dividend yields can be sensitive to interest rate movements: when interest rates rise, the prices of these securities may fall.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2021

Virtus WMC International Dividend ETF (continued)

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Geographic Concentration: Events negatively affecting the fiscal stability of a state, country, or region will cause the value of the Fund’s shares to decrease. Because the Fund concentrates its assets in a state, country, or region, the Fund is more vulnerable to those areas’ financial, economic, or other political developments.

Equity REITs: The Fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2021

InfraCap MLP ETF

Management’s Discussion of Operations

Overview

InfraCap MLP ETF (the “Fund”) is an actively-managed portfolio of midstream energy master limited partnerships (“MLPs”) and related general partners. The Fund may utilize options strategies and leverage to enhance income and total return.

The Fund focuses on the midstream MLP sector because most of these companies have a long-term history of relatively stable and growing cash distributions. These companies are typically involved in the production, gathering, transportation, storage, and processing of oil, natural gas, natural gas liquids, and refined products.

Market Update

In the fiscal year ended October 31, 2021, the Fund’s total return based on net asset value was 121.30%. The Fund’s benchmark index, the Alerian MLP Infrastructure Index, returned 86.89% during same period, while the S&P 500 Index returned 42.91%%.

Fiscal year 2021 witnessed an unparalleled recovery from the volatility in WTI Crude Oil prices from the preceding year. In 2020, the emergence of the Covid-19 pandemic produced the sharpest decline in global economic activity ever recorded, and demand for crude oil and refined products plummeted. WTI Crude Oil prices fell from the low $60’s per barrel to an all-time low in the futures market to negative $37 per barrel. During the fiscal year, WTI Crude Oil prices rebounded and as of October 29, 2021 were $83.57.

The gradual return to normal business activity and OPEC+ agreements drove oil prices higher and supported MLP stock prices as there is a long-term need for North American oil and gas. Midstream companies benefited from the defensive nature of their business model with fee based contracts and added protections like minimum volume commitments. Many midstream companies have diversified customer bases or significant exposure to investment grade counterparties. During the earnings period, many management teams implemented steps to protect their balance sheet with cost saving initiatives and deferring capital spending. Moreover, many midstream companies announced actions to strengthen their financial flexibility, including streamlined maintenance capital costs and operating expenses. Cash flows remained stable during the fiscal year, with some MLPs pursuing shareholder friendly actions such as buy-backs, increased distributions or special distributions.

During the period, businesses reopened and the US gradually lifted strict social distancing measures that had been implemented in an effort to slow the spread of Covid-19. Two of the Fund’s stronger performing issuers during the period were Magellan Midstream Partners LP (“Magellan”) and DCP Midstream LP (“DCP Midstream”). Magellan’s business model is primarily focused on fee-based activities, which we believe facilitates consistent cash flows. Magellan demonstrated a commitment to maintaining: (1) a strong investment grade balance sheet, (2) its current distribution, (3) long standing maximum leverage targets, and (4) shareholder-friendly corporate actions, such as stock repurchase programs. DCP Midstream is one of the largest NGL producers and gas processors in the United States. It has maintained a strong and diversified customer base, disciplined capital management with respect to its investments, and a focus on reducing leverage to strengthen its balance sheet. In addition, DCP Midstream had a sizeable portion of unhedged commodity exposure which benefited from rising prices and contributed to its strong performance. During the period, Magellan and DCP Midstream were up 51.90% and 158.60%, respectively.

Two of the weaker performing positions during the period were Nustar Energy LP (“Nustar”) and Cheniere Energy Partners LP (“Cheniere”). Nustar is one of the largest independent liquids terminal and pipeline operators in the nation. Nustar lowered its 2021 adjusted EBITDA guidance related to asset sales. Chenerie has highly contracted LNG assets and thus, relative to its peers did not benefit as much from rising commodity prices. Nustar was up 18.70%, while Cheniere was up 29.60% during the period.

During the period, despite an increase in commodity prices, U.S. producers maintained capital discipline and kept their production outlook largely unchanged.

Dividend Payments

In the fiscal year ended October 31, 2021, the Fund made monthly dividend payments in the amount of $0.22 per share. While the Fund plans to continue paying monthly dividends, dividends are not guaranteed. The Fund seeks to maintain relatively stable monthly distributions although the amount of income earned by the Fund varies from period-to-period. In seeking to maintain a relatively stable monthly distribution, the Fund may distribute less than the full amount of income earned during a specific period, preserving income for distribution in future periods. Consequently, the amount of income distributed in any one period may be more or less than the actual amount of income earned in that period.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2021

InfraCap MLP ETF (continued)

Use of Leverage

The Fund’s policy is to maintain its leverage ratio in a range of 10-35% over the long term. The Fund effectively employed leverage over the fiscal year and made efforts to reduce its leverage during periods of increased volatility. The application of leverage positively contributed to Fund performance during the period. Leverage fluctuated within the targeted range during the fiscal year, consistent with the Fund’s investment objective to seek total return. Leverage represented 34.6% of net assets at year-end, which was near the upper end of the long-term target range. The Fund’s cost of borrowing fell during the fiscal year, which widened the spread on borrowed funds. The Fund borrows at a 120 basis point premium to the 3-month LIBOR rate, which remained extraordinarily low at 0.132% as of October 29, 2021. The yield on the Fund’s benchmark index, the Alerian MLP Infrastructure Index, was 7.40% on October 29, 2021.

Use of Options

The Fund seeks to generate additional income for distribution to investors by writing call and put options. The primary activity is writing “covered” call options on positions held by the Fund. However, due to high volatility within the asset class at times during the period, market conditions for covered call options were unfavorable to Fund performance for much of the fiscal year and as a result, the Fund’s manager reduced the frequency of this activity.

During the fiscal year, the Fund’s emphasis was on writing short-duration covered call options, and the average maturity of the option portfolio was less than 18 days. The Fund’s manager used these option strategies to seek to maximize the capture of premium decay and manage short term risks.

We believe consolidation within the MLP sector enhanced the liquidity in the single-stock options market as larger MLPs typically have more liquid markets for issued options.

Outlook

The Covid-19 pandemic caused midstream MLP stock prices to crash in 2020 despite having relatively stable businesses, particularly relative to more impacted sectors such as airlines, hotels, and restaurants. The fee-based contracts utilized in the midstream MLP sector have helped companies protect their cash flow generation. We will continue to monitor rising commodity prices, OPEC+ induced supply shocks, and macroeconomic factors related to infrastructure spending and Federal Reserve policy. Further, we expect US producers to remain disciplined and OPEC+ to slowly increase its output.

We continue to believe that there will be significant asset sales and acquisitions of entire companies over the next year as private equity firms and strategic acquirers take advantage of consolidations in midstream assets. We believe we are positioned to take advantage of M&A activity that we consider likely to occur in the recent future. In addition, we believe proposed increases in corporate taxes will decrease the advantages of MLP C-Corp conversions.

The Fund also maintains positions in large capitalization integrated pipelines and storage companies with stronger contractual protection and visible market demand. We believe these companies are less vulnerable during heightened periods of price volatility and are best suited to take advantage of opportunities that exist in the current market environment.

Importantly, many midstream companies implemented measures during the fiscal year to protect their balance sheets with cost saving initiatives and cancellations of growth and capital spending. Continuing in this development, midstream companies have transitioned to share buybacks as a means of returning cash opportunistically.

The preceding information is the opinion of the investment adviser and sub-adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser and sub-adviser make no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized. This discussion includes information based on data and calculations sourced from Bloomberg and index constituents. While we believe that the data is reliable, we have not sought, nor have we received, permission from any third-party to include their information.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2021

InfraCap MLP ETF (continued)

Performance as of 10/31/2021

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Alerian MLP Infrastructure Index[1]	S&P 500® Index[2]
1 Year	121.30%	120.44%	86.89%	42.91%
5 Years	(9.07)%	(9.14)%	(1.55)%	18.93%
Since Inception[3]	(13.39)%	(13.44)%	(6.16)%	15.15%

1 The Alerian MLP Infrastructure Index is a composite of energy infrastructure Master Limited Partnerships (MLPs), whose constituents earn the majority of their cash flow from the transportation, storage, and processing of energy commodities. The index is calculated using a float-adjusted, capitalization-weighted methodology on a total-return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

2 The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

3October 1, 2014.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment returnand principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or lessthan the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deductionof taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-endperformance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-pointof the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

MLPs: Investments in Master Limited Partnerships may be adversely impacted by tax law changes, regulation, or factors affecting underlying assets.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Interest Rate Risk: As yield-based investments, MLPs carry interest rate risk and may underperform in rising interest rate environments. Additionally, when investors have heightened fears about the economy, the risk spread between MLPs and competing investment options can widen, which may have an adverse effect on the stock price of MLPs. Rising interest rates may increase the potential cost of MLPs financing projects or cost of operations, and may affect the demand for MLP investments, either of which may result in lower performance by or distributions from the Fund’s MLP investments.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.

Short Sales: The Fund may engage in short sales, and may experience a loss if the price of a borrowed security increases before the date on which the Fund replaces the security.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2021

InfraCap MLP ETF (continued)

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Portfolio Composition (unaudited)

October 31, 2021

Asset Allocation as of 10/31/2021 (based on net assets)

InfraCap REIT Preferred ETF
Real Estate	59.7%
Financials	38.7%
Other Assets in Excess of Liabilities	1.6%
Total	100.0%

Virtus InfraCap U.S. Preferred Stock ETF
Real Estate	35.1%*
Financials	30.9%*
Energy	22.3%
Utilities	20.0%
Industrials	15.0%
Consumer Discretionary	3.6%
Communication Services	2.6%
Health Care	0.1%
Liabilities in Excess of Other Assets	(29.6)%
Total	100.0%

Virtus LifeSci Biotech Clinical Trials ETF
Health Care	98.4%
Materials	0.5%
Money Market Fund	9.1%
Liabilities in Excess of Other Assets	(8.0)%
Total	100.0%

Virtus LifeSci Biotech Products ETF
Health Care	97.9%
Money Market Fund	7.4%
Liabilities in Excess of Other Assets	(5.3)%
Total	100.0%

*Amounts represent investments in particular sectors. No industry within these sectors represented more than 25% of the Fund’s total assets at the time of investment.

Portfolio Composition (unaudited) (continued)

October 31, 2021

Asset Allocation as of 10/31/2021 (based on net assets)

Virtus Newfleet Multi-Sector Bond ETF
Corporate Bonds	41.2%
Term Loans	20.0%
Foreign Bonds	15.8%
Mortgage Backed Securities	7.2%
U.S. Government Securities	6.6%
Asset Backed Securities	6.1%
Debt Fund	0.5%
Municipal Bond	0.0%*
Money Market Fund	2.6%
Liabilities in Excess of Other Assets	(0.0)%*
Total	100.0%

Virtus Private Credit Strategy ETF
Financials	60.7%
Closed-End Funds	37.8%
Money Market Fund	12.5%
Liabilities in Excess of Other Assets	(11.0)%
Total	100.0%

Virtus Real Asset Income ETF
Real Estate	32.4%
Energy	24.0%
Materials	18.8%
Utilities	18.6%
Communication Services	4.1%
Industrials	1.1%
Money Market Fund	1.4%
Liabilities in Excess of Other Assets	(0.4)%
Total	100.0%

*Amount rounds to less than 0.05%.

Portfolio Composition (unaudited) (continued)

October 31, 2021

Asset Allocation as of 10/31/2021 (based on net assets)

Virtus WMC International Dividend ETF
Financials	22.4%
Health Care	11.9%
Consumer Staples	10.8%
Industrials	9.9%
Communication Services	9.6%
Materials	8.9%
Utilities	8.4%
Consumer Discretionary	7.1%
Information Technology	4.5%
Energy	3.6%
Real Estate	1.9%
Preferred Stock	0.2%
Other Assets in Excess of Liabilities	0.8%
Total	100.0%

InfraCap MLP ETF
Energy	134.7%
Written Options	(0.1)%
Liabilities in Excess of Other Assets	(34.6)%
Total	100.0%

Shareholder Expense Examples (unaudited)

October 31, 2021

We believe it is important for you to understand the impact of costs on your investment. All funds have operating expenses. As a shareholder of the InfraCap REIT Preferred ETF, Virtus InfraCap U .S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi-Sector Bond ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF, Virtus WMC International Dividend ETF and InfraCap MLP ETF (each, a “Fund”) you may incur two types of costs: (1) transaction costs, which include brokerage commissions that you pay when purchasing or selling shares of a Fund; and (2) ongoing costs, which include advisory fees and other fund expenses, if any . The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (May 1, 2021 to October 31, 2021).

Actual expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds.

In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/01/21	Ending Account Value 10/31/21	Annualized Expense Ratios(2)	Expenses Paid During the Period(3)
InfraCap REIT Preferred ETF
Actual	$1,000.00	$1,032.50	0.45%	$2.31
Hypothetical(1)	$1,000.00	$1,022.94	0.45%	$2.29
Virtus InfraCap U.S. Preferred Stock ETF
Actual	$1,000.00	$1,080.60	0.80%	$4.20
Hypothetical(1)	$1,000.00	$1,021.17	0.80%	$4.08
Virtus LifeSci Biotech Clinical Trials ETF
Actual	$1,000.00	$874.30	0.79%	$3.73
Hypothetical(1)	$1,000.00	$1,021.22	0.79%	$4.02
Virtus LifeSci Biotech Products ETF
Actual	$1,000.00	$963.40	0.79%	$3.91
Hypothetical(1)	$1,000.00	$1,021.22	0.79%	$4.02
Virtus Newfleet Multi-Sector Bond ETF
Actual	$1,000.00	$1,014.10	0.49%	$2.49
Hypothetical(1)	$1,000.00	$1,022.74	0.49%	$2.50
Virtus Private Credit Strategy ETF
Actual	$1,000.00	$1,091.40	0.75%	$3.95
Hypothetical(1)	$1,000.00	$1,021.42	0.75%	$3.82
Virtus Real Asset Income ETF
Actual	$1,000.00	$1,044.10	0.55%	$2.83
Hypothetical(1)	$1,000.00	$1,022.43	0.55%	$2.80
Virtus WMC International Dividend ETF
Actual	$1,000.00	$1,003.90	0.49%	$2.47
Hypothetical(1)	$1,000.00	$1,022.74	0.49%	$2.50
InfraCap MLP ETF
Actual	$1,000.00	$1,106.60	0.95%	$5.04
Hypothetical(1)	$1,000.00	$1,020.42	0.95%	$4.84

1Assuming 5% return before expenses.

2Annualized expense ratios reflect expenses net of waived fees or reimbursed expenses, if applicable.

3Expenses are calculated using each Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the six-month period).

Schedule of Investments — InfraCap REIT Preferred ETF

October 31, 2021

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

PREFERRED STOCKS — 98.4%

Financials — 38.7%
ACRES Commercial Realty Corp., 8.63%	31,684	$822,834
AG Mortgage Investment Trust, Inc., Series B, 8.00%	30,317	773,084
AG Mortgage Investment Trust, Inc., Series C, 8.00%	29,912	761,260
AGNC Investment Corp., Series D, 6.88%	48,222	1,235,930
AGNC Investment Corp., Series E, 6.50%	53,543	1,388,370
AGNC Investment Corp., Series F, 6.13%	57,050	1,445,077
Annaly Capital Management, Inc., Series F, 6.95%	101,838	2,581,593
Annaly Capital Management, Inc., Series G, 6.50%	64,684	1,645,561
Annaly Capital Management, Inc., Series I, 6.75%	78,419	2,061,636
ARMOUR Residential REIT, Inc., Series C, 7.00%	24,271	627,405
Brookfield Finance I UK PLC, 4.50% (Canada)	70,434	1,770,711
Brookfield Finance, Inc., Series 50, 4.63% (Canada)	93,701	2,382,816
Chimera Investment Corp., Series B, 8.00%	54,624	1,408,753
Chimera Investment Corp., Series C, 7.75%	42,072	1,079,988
Chimera Investment Corp., Series D, 8.00%	41,496	1,064,787
Dynex Capital, Inc., Series C, 6.90%	15,812	409,215
Invesco Mortgage Capital, Inc., Series B, 7.75%	30,261	770,142
Invesco Mortgage Capital, Inc., Series C, 7.50%	38,987	998,847
MFA Financial, Inc., Series C, 6.50%	38,823	936,023
New Residential Investment Corp., Series A, 7.50%	21,959	563,248
New Residential Investment Corp., Series B, 7.13%	37,873	950,612
New Residential Investment Corp., Series C, 6.38%	50,251	1,180,396
New York Mortgage Trust, Inc., Series B, 7.75%	21,770	552,740
New York Mortgage Trust, Inc., Series D, 8.00%	30,622	800,765
New York Mortgage Trust, Inc., Series E, 7.88%	41,851	1,083,104
PennyMac Mortgage Investment Trust, Series A, 8.13%	21,643	582,630
PennyMac Mortgage Investment Trust, Series B, 8.00%	34,440	911,282

Security Description	Shares	Value

PREFERRED STOCKS (continued)

Financials (continued)
Two Harbors Investment Corp., Series A, 8.13%	32,293	$854,473
Two Harbors Investment Corp., Series B, 7.63%	45,049	1,161,363
Two Harbors Investment Corp., Series C, 7.25%	42,333	1,066,792
Total Financials		33,871,437

Real Estate — 59.7%
American Finance Trust, Inc., Series A, 7.50%	115,274	3,074,358
American Finance Trust, Inc., Series C, 7.38%	66,736	1,766,502
Armada Hoffler Properties, Inc., Series A, 6.75%	68,947	1,920,863
Cedar Realty Trust, Inc., Series C, 6.50%	71,386	1,838,189
CorEnergy Infrastructure Trust, Inc., Series A, 7.38%	77,382	1,897,407
DiamondRock Hospitality Co., 8.25%	73,365	2,081,365
DigitalBridge Group, Inc., Series I, 7.15%	178,557	4,642,482
DigitalBridge Group, Inc., Series J, 7.13%	162,979	4,281,458
Diversified Healthcare Trust, 5.63%	200,250	4,856,063
Diversified Healthcare Trust, 6.25%	142,886	3,597,869
Healthcare Trust, Inc., Series A, 7.38%	57,602	1,455,027
Hersha Hospitality Trust, Series D, 6.50%	115,453	2,810,126
Hersha Hospitality Trust, Series E, 6.50%	55,346	1,357,084
Office Properties Income Trust, 6.38%	92,996	2,607,608
Public Storage, Series N, 3.88%	161,333	4,107,538
Public Storage, Series O, 3.90%	95,731	2,450,714
UMH Properties, Inc., Series D, 6.38%	109,906	2,877,339
Vornado Realty Trust, Series N, 5.25%	171,327	4,678,940
Total Real Estate		52,300,932

TOTAL INVESTMENTS — 98.4%
(Cost $82,650,321)		86,172,369
Other Assets in Excess of Liabilities — 1.6%		1,366,460
Net Assets — 100.0%		$87,538,829

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2021.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Preferred Stocks	$86,172,369	$—	$—	$86,172,369
Total	$86,172,369	$—	$—	$86,172,369

Schedule of Investments — Virtus InfraCap U.S. Preferred Stock ETF

October 31, 2021

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

PREFERRED STOCKS — 129.6%

Communication Services — 2.6%
Liberty Broadband Corp., Series A, 7.00%(1)	46,110	$1,309,524
Qwest Corp., 6.50%(1)	13,364	343,054
Telephone and Data Systems, Inc., Series UU, 6.63%(1)	45,716	1,253,990
Telephone and Data Systems, Inc., Series VV, 6.00%	403,093	10,569,099
United States Cellular Corp., 5.50%(1)	12,580	333,118
Total Communication Services		13,808,785

Consumer Discretionary — 3.6%
Ford Motor Co., 6.00%(1)	467,652	12,757,547
Ford Motor Co., 6.20%(1)	169,724	4,667,410
Franchise Group, Inc., Series A, 7.50%(1)	51,465	1,386,467
Total Consumer Discretionary		18,811,424

Energy — 22.3%
Crestwood Equity Partners LP, 9.25%(1)	2,106,119	21,545,597
DCP Midstream LP, Series B, 7.88%(1)	826,269	20,846,767
DCP Midstream LP, Series C, 7.95%(1)	193,588	4,876,482
Energy Transfer LP, Series C, 7.38%(1)	115,225	2,908,279
Energy Transfer LP, Series D, 7.63%(1)	146,648	3,672,066
Energy Transfer LP, Series E, 7.60%(1)	142,032	3,624,657
GasLog Partners LP, Series A, 8.63% (Greece)(1)	376,600	9,791,600
GasLog Partners LP, Series B, 8.20% (Greece)(1)	324,370	8,115,737
Golar LNG Partners LP, Series A, 8.75% (United Kingdom)(1)	43,865	1,061,094
NuStar Energy LP, Series A, 8.50%(1)	655,660	16,070,227
NuStar Energy LP, Series B, 7.63%(1)	509,471	11,539,518
NuStar Energy LP, Series C, 9.00%(1)	514,511	13,382,431
Total Energy		117,434,455

Financials — 30.9%†
Affiliated Managers Group, Inc., 4.20%	2,255	55,698
AG Mortgage Investment Trust, Inc., Series C, 8.00%(1)	93,449	2,378,277
AGNC Investment Corp., Series D, 6.88%(1)	59,495	1,524,857
AGNC Investment Corp., Series E, 6.50%(1)	64,141	1,663,176
AGNC Investment Corp., Series F, 6.13%(1)	17,483	442,844
American Equity Investment Life Holding Co., Series A, 5.95%(1)	15,962	445,340
Annaly Capital Management, Inc., Series F, 6.95%(1)	23,412	593,494
Annaly Capital Management, Inc., Series G, 6.50%(1)	43,317	1,101,984
Annaly Capital Management, Inc., Series I, 6.75%(1)	5,103	134,158
Arbor Realty Trust, Inc., Series E, 6.25%(1)	21,479	551,366
ARMOUR Residential REIT, Inc., Series C, 7.00%(1)	254,352	6,574,999
Athene Holding Ltd., Series A, 6.35%	180	5,380
Athene Holding Ltd., Series D, 4.88%	5,247	135,740
Atlanticus Holdings Corp., Series B, 7.63%	2,078	52,116

Security Description	Shares	Value

PREFERRED STOCKS (continued)

Financials (continued)
B Riley Financial, Inc., 5.25%(1)	32,912	$822,142
B Riley Financial, Inc., 6.00%(1)	58,706	1,532,227
B Riley Financial, Inc., 6.38%(1)	120,324	3,151,286
B Riley Financial, Inc., Series B, 7.38%(1)	28,515	785,018
Bank of America Corp., Series QQ, 4.25%*	39,136	980,357
Bank of Hawaii Corp., Series A, 4.38%	2	52
Bank OZK, Series A, 4.63%*	200,000	5,000,000
Brookfield Finance I UK PLC, 4.50% (Canada)(1)	2	50
Brookfield Finance, Inc., Series 50, 4.63% (Canada)(1)	13,877	352,892
Cadence Bank, Series A, 5.50%	407	10,684
Capital One Financial Corp., Series J, 4.80%	342	8,957
Chimera Investment Corp., Series A, 8.00%(1)	193,221	4,903,949
Chimera Investment Corp., Series B, 8.00%(1)	251,068	6,475,044
Chimera Investment Corp., Series C, 7.75%(1)	168,450	4,324,111
Chimera Investment Corp., Series D, 8.00%(1)	293,661	7,535,341
CIT Group, Inc., Series B, 5.63%(1)	49,068	1,299,321
CNO Financial Group, Inc., 5.13%	1,184	31,968
Compass Diversified Holdings, Series A, 7.25%(1)	169,509	4,352,991
Compass Diversified Holdings, Series B, 7.88%(1)	4,133	110,558
ConnectOne Bancorp, Inc., Series A, 5.25%*	666	17,729
Dynex Capital, Inc., Series C, 6.90%(1)	4,567	118,194
Ellington Financial, Inc., 6.75%(1)	380,436	10,077,750
Enstar Group Ltd., Series D, 7.00%(1)	113,004	3,309,887
Equitable Holdings, Inc., Series A, 5.25%(1)	28	744
Equitable Holdings, Inc., Series C, 4.30%	21	530
First Horizon Corp., Series D, 6.10%(1)	8,037	213,463
First Republic Bank, Series M, 4.00%(1)	114,793	2,798,653
Huntington Bancshares, Inc., Series H, 4.50%	175	4,454
Invesco Mortgage Capital, Inc., Series B, 7.75%(1)	160,561	4,086,277
Invesco Mortgage Capital, Inc., Series C, 7.50%(1)	209,477	5,366,801
JPMorgan Chase & Co., Series JJ, 4.55%	477	12,454
JPMorgan Chase & Co., Series MM, 4.20%	18	453
Merchants Bancorp, Series B, 6.00%(1)	15,470	406,552
Merchants Bancorp, Series C, 6.00%(1)	67,537	1,798,510
MFA Financial, Inc., Series B, 7.50%(1)	179,351	4,551,928
MFA Financial, Inc., Series C, 6.50%(1)	411,041	9,910,198
Morgan Stanley, Series O, 4.25%*	100,000	2,508,000
Navient Corp., 6.00%(1)	11,680	298,658
New Residential Investment Corp., Series C, 6.38%(1)	16,740	393,223
New Residential Investment Corp., Series D, 7.00%	41,901	1,058,000
New York Community Capital Trust V, 6.00%(1)	4,209	221,435
New York Mortgage Trust, Inc., Series B, 7.75%(1)	92,128	2,339,130

Schedule of Investments — Virtus InfraCap U.S. Preferred Stock ETF (continued)

October 31, 2021

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

PREFERRED STOCKS (continued)

Financials (continued)
New York Mortgage Trust, Inc., Series D, 8.00%(1)	521,871	$13,646,927
New York Mortgage Trust, Inc., Series E, 7.88%(1)	337,723	8,740,271
New York Mortgage Trust, Inc., Series F, 6.88%(1)	53,891	1,342,964
Oxford Lane Capital Corp., Series 2029, 6.00%	32,233	805,825
PennyMac Mortgage Investment Trust, Series A, 8.13%(1)	101,802	2,740,510
PennyMac Mortgage Investment Trust, Series B, 8.00%(1)	325,127	8,602,860
PennyMac Mortgage Investment Trust, Series C, 6.75%*	42,754	1,085,952
Prospect Capital Corp., Series A, 5.35%(1)	51,642	1,208,423
Signature Bank, Series A, 5.00%	1,761	45,610
Sterling Bancorp, Series A, 6.50%	6	157
Stifel Financial Corp., Series D, 4.50%	40	1,020
Synovus Financial Corp., Series D, 6.30%(1)	4,602	120,572
Texas Capital Bancshares, Inc., Series B, 5.75%(1)	18,084	480,311
Two Harbors Investment Corp., Series B, 7.63%(1)	259,443	6,688,441
Two Harbors Investment Corp., Series C, 7.25%(1)	416,158	10,487,182
Valley National Bancorp, Series B, 5.50%(1)	4,215	109,084
Wintrust Financial Corp., Series D, 6.50%	2,793	77,869
Total Financials		163,013,378

Health Care — 0.1%
XOMA Corp., Series A, 8.63%(1)	10,450	276,474

Industrials — 15.0%
Air Lease Corp., Series A, 6.15%(1)	7,593	205,315
Alta Equipment Group, Inc., Series A, 10.00%(1)	10,112	285,765
Atlas Corp., Series H, 7.88% (Canada)(1)	30,264	768,100
Atlas Corp., Series I, 8.00% (Canada)(1)	406,004	10,892,032
Babcock & Wilcox Enterprises, Inc., 8.13%(1)	343,285	9,035,261
Babcock & Wilcox Enterprises, Inc., Series A, 7.75%(1)	612,524	15,435,605
CAI International, Inc., Series A, 8.50%	85	2,148
CAI International, Inc., Series B, 8.50%(1)	7,378	189,637
Fortress Transportation and Infrastructure Investors LLC, Series A, 8.25%(1)	11,247	303,107
Fortress Transportation and Infrastructure Investors LLC, Series B, 8.00%(1)	486,378	12,913,336
Pitney Bowes, Inc., 6.70%(1)	275,365	6,950,212
Textainer Group Holdings Ltd., Series B, 6.25% (China)*	139,066	3,621,265
Triton International Ltd., 6.88% (Bermuda)(1)	147,092	3,986,193
Triton International Ltd., 7.38% (Bermuda)(1)	312,162	8,537,631
Triton International Ltd., 8.00% (Bermuda)(1)	31,871	885,376

Security Description	Shares	Value

PREFERRED STOCKS (continued)

Industrials (continued)
Triton International Ltd., Series E, 5.75% (Bermuda)	179,570	$4,794,519
Total Industrials		78,805,502

Real Estate — 35.1%†
American Finance Trust, Inc., Series A, 7.50%(1)	796,304	21,237,428
American Finance Trust, Inc., Series C, 7.38%(1)	31,010	820,835
Armada Hoffler Properties, Inc., Series A, 6.75%(1)	31,812	886,282
Braemar Hotels & Resorts, Inc., Series B, 5.50%(1)	398,748	8,872,143
Braemar Hotels & Resorts, Inc., Series D, 8.25%(1)	32,171	854,484
Brookfield Property Partners LP, Series A, 5.75%(1)	88,926	2,170,684
Brookfield Property Partners LP, Series A-1, 6.50%	3,642	93,599
Brookfield Property Partners LP, Series A2, 6.38%	10,966	284,458
City Office REIT, Inc., Series A, 6.63%(1)	6,055	153,373
CTO Realty Growth, Inc., Series A, 6.38%(1)	59,869	1,547,614
DiamondRock Hospitality Co., 8.25%(1)	251,215	7,126,970
DigitalBridge Group, Inc., Series H, 7.13%(1)	430,121	10,955,182
DigitalBridge Group, Inc., Series I, 7.15%(1)	583,199	15,163,174
DigitalBridge Group, Inc., Series J, 7.13%(1)	124,352	3,266,727
Diversified Healthcare Trust, 5.63%(1)	9,589	232,533
Diversified Healthcare Trust, 6.25%(1)	101,275	2,550,104
EPR Properties, Series C, 5.75%(1)	93,434	2,447,036
EPR Properties, Series E, 9.00%(1)	479,316	17,274,549
EPR Properties, Series G, 5.75%(1)	210,653	5,498,043
Equity Commonwealth, Series D, 6.50%(1)	251,799	7,838,503
Global Net Lease, Inc., Series A, 7.25%(1)	212,829	5,635,712
Global Net Lease, Inc., Series B, 6.88%(1)	146,265	4,058,854
Healthcare Trust, Inc., Series B, 7.13%*	135,630	3,424,657
iStar, Inc., Series I, 7.50%(1)	245,229	6,351,431
Lexington Realty Trust, Series C, 6.50%(1)	14,240	907,017
Monmouth Real Estate Investment Corp., Series C, 6.13%(1)	89,694	2,288,094
Pebblebrook Hotel Trust, Series E, 6.38%	2,020	50,803
Pebblebrook Hotel Trust, Series F, 6.30%(1)	156,172	3,938,658
Pebblebrook Hotel Trust, Series G, 6.38%(1)	31,450	849,150
Pebblebrook Hotel Trust, Series H, 5.70%(1)	22,385	582,682
RLJ Lodging Trust, Series A, 1.95%(1)	787,794	22,830,270
RPT Realty, Series D, 7.25%(1)	143,702	8,453,989
Saul Centers, Inc., Series E, 6.00%(1)	296,319	7,988,760
Summit Hotel Properties, Inc., Series E, 6.25%(1)	112,568	2,986,429
Summit Hotel Properties, Inc., Series F, 5.88%*	32,233	829,194
Sunstone Hotel Investors, Inc., Series I, 5.70%(1)	34,645	884,833
UMH Properties, Inc., Series C, 6.75%(1)	23,043	605,800
Urstadt Biddle Properties, Inc., Series K, 5.88%(1)	125,650	3,338,521

Schedule of Investments — Virtus InfraCap U.S. Preferred Stock ETF (continued)

October 31, 2021

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

PREFERRED STOCKS (continued)

Real Estate (continued)
Vornado Realty Trust, Series L, 5.40%	2	$52
Total Real Estate		185,278,627

Utilities — 20.0%
American Electric Power Co., Inc., 6.13%(1)	75,005	3,729,999
Dominion Energy, Inc., Series A, 7.25%(1)	176,235	17,653,460
DTE Energy Co., 6.25%(1)	131,546	6,640,442
Essential Utilities, Inc., 6.00%(1)	5,427	313,464
NextEra Energy, Inc., 4.87%	1	63
SCE Trust II, 5.10%	2,854	71,778
SCE Trust III, Series H, 5.75%(1)	824,507	21,247,545
SCE Trust IV, Series J, 5.38%(1)	98,900	2,478,434
SCE Trust V, Series K, 5.45%(1)	38,554	997,778
SCE Trust VI, 5.00%(1)	541,615	13,540,375
South Jersey Industries, Inc., 5.63%(1)	4,226	113,003
South Jersey Industries, Inc., 8.75%(1)	442,435	22,488,971
Southern Co., Series 2019, 6.75%(1)	285,160	14,597,340
UGI Corp., 7.25%(1)	17,055	1,731,594
Total Utilities		105,604,246

TOTAL INVESTMENTS — 129.6%
(Cost $638,245,372)		683,032,891
Liabilities in Excess of Other Assets — (29.6)%		(155,912,076)
Net Assets — 100.0%		$527,120,815

*Non-income producing security.

†Amounts represent investments in particular sectors. No industry within these sectors represented more than 25% of the Fund’s total assets at the time of investment.

(1)Security, or a portion thereof, has been pledged as collateral for borrowings. The aggregate market value of the collateral at October 31, 2021 was $358,704,332.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2021.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Preferred Stocks	$683,032,891	$—	$—	$683,032,891
Total	$683,032,891	$—	$—	$683,032,891

Schedule of Investments — Virtus LifeSci Biotech Clinical Trials ETF

October 31, 2021

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

COMMON STOCKS — 98.9%

Health Care — 98.4%
4D Molecular Therapeutics, Inc.*(1)	7,257	$174,386
89bio, Inc.*(1)	10,877	191,435
AbCellera Biologics, Inc. (Canada)*(1)	8,664	136,111
AC Immune SA (Switzerland)*	28,694	184,789
Adaptimmune Therapeutics PLC*(2)	47,350	240,064
Adverum Biotechnologies, Inc.*	57,768	131,133
Affimed NV (Germany)*	25,422	172,870
Agenus, Inc.*(1)	41,358	158,815
Akebia Therapeutics, Inc.*	58,243	167,157
Akero Therapeutics, Inc.*	7,146	153,568
Albireo Pharma, Inc.*	6,197	181,076
Aldeyra Therapeutics, Inc.*(1)	17,296	157,394
Alector, Inc.*(1)	10,039	218,248
Aligos Therapeutics, Inc.*	6,814	108,547
Allakos, Inc.*	2,340	235,357
Allogene Therapeutics, Inc.*	8,379	144,454
Allovir, Inc.*(1)	9,359	224,710
ALX Oncology Holdings, Inc.*(1)	3,526	197,597
AnaptysBio, Inc.*	8,537	280,867
Annexon, Inc.*	9,043	147,491
Annovis Bio, Inc.*(1)	2,387	63,303
Applied Molecular Transport, Inc.*(1)	4,332	97,557
Applied Therapeutics, Inc.*(1)	8,790	128,949
Arcturus Therapeutics Holdings, Inc.*(1)	5,913	265,789
Arcus Biosciences, Inc.*(1)	8,664	289,724
Arcutis Biotherapeutics, Inc.*	7,304	154,699
Ardelyx, Inc.*	28,694	34,720
Arena Pharmaceuticals, Inc.*	3,178	182,385
Arrowhead Pharmaceuticals, Inc.*	2,403	153,359
Arvinas, Inc.*	2,530	219,047
Ascendis Pharma A/S (Denmark)*(2)	1,581	239,695
Atara Biotherapeutics, Inc.*	14,497	224,414
Atea Pharmaceuticals, Inc.*(1)	8,932	103,968
Athenex, Inc.*(1)	41,437	105,250
Athira Pharma, Inc.*	10,956	143,195
Atreca, Inc. Class A*(1)	20,473	106,050
Avidity Biosciences, Inc.*	8,189	184,252
Avrobio, Inc.*	22,244	125,011
Axsome Therapeutics, Inc.*(1)	3,146	121,121
Bicycle Therapeutics PLC (United Kingdom)*(2)	7,130	366,482
BioAtla, Inc.*(1)	5,328	155,737
Bioxcel Therapeutics, Inc.*(1)	5,549	161,698
Black Diamond Therapeutics, Inc.*	16,600	127,156
Bolt Biotherapeutics, Inc.*(1)	13,027	170,523
Bridgebio Pharma, Inc.*(1)	3,336	164,732
C4 Therapeutics, Inc.*	5,043	224,010
Cara Therapeutics, Inc.*	14,798	249,050
Cardiff Oncology, Inc.*	25,770	151,270
Cassava Sciences, Inc.*(1)	2,798	120,678
Celldex Therapeutics, Inc.*	7,865	334,577

Security Description	Shares	Value

COMMON STOCKS (continued)

Health Care (continued)
CEL-SCI Corp.*(1)	9,960	$111,552
Cerevel Therapeutics Holdings, Inc.*	15,667	636,864
ChemoCentryx, Inc.*(1)	16,142	561,903
Chimerix, Inc.*	25,153	131,802
Chinook Therapeutics, Inc.*	12,632	135,668
Clovis Oncology, Inc.*(1)	36,410	157,655
Codexis, Inc.*	9,865	343,006
Codiak Biosciences, Inc.*	8,316	119,834
Cogent Biosciences, Inc.*(1)	23,335	197,881
Compass Pathways PLC (United Kingdom)*(2)	5,439	229,526
Compugen Ltd. (Israel)*(1)	24,979	162,114
Cortexyme, Inc.*(1)	4,474	59,057
Crinetics Pharmaceuticals, Inc.*	11,225	279,839
CRISPR Therapeutics AG (Switzerland)*	1,644	150,147
Cue Biopharma, Inc.*(1)	15,636	190,916
Cullinan Oncology, Inc.*(1)	6,925	153,873
CureVac NV (Germany)*	2,150	86,151
Curis, Inc.*	26,339	171,203
Cytokinetics, Inc.*	9,723	339,430
CytomX Therapeutics, Inc.*	29,358	174,093
Denali Therapeutics, Inc.*	2,830	136,830
Dicerna Pharmaceuticals, Inc.*	5,581	116,141
Dynavax Technologies Corp.*	23,572	470,733
Editas Medicine, Inc.*	5,518	202,621
Essa Pharma, Inc. (Canada)*	7,826	71,217
Evelo Biosciences, Inc.*(1)	13,011	115,147
Fate Therapeutics, Inc.*	2,356	126,753
FibroGen, Inc.*	8,237	91,595
Forma Therapeutics Holdings, Inc.*	8,759	162,567
Forte Biosciences, Inc.*	5,233	14,181
Frequency Therapeutics, Inc.*(1)	21,280	133,638
G1 Therapeutics, Inc.*(1)	9,343	135,380
Gamida Cell Ltd. (Israel)*	33,121	132,153
Gemini Therapeutics, Inc.*	18,703	71,071
Geron Corp.*	146,618	225,792
Gossamer Bio, Inc.*(1)	24,110	299,446
Gracell Biotechnologies, Inc. (China)*(2)	14,608	156,306
Gritstone bio, Inc.*	20,837	228,999
Harpoon Therapeutics, Inc.*	13,770	86,200
Homology Medicines, Inc.*(1)	28,773	164,869
Humanigen, Inc.*(1)	10,355	74,349
Ideaya Biosciences, Inc.*	9,675	207,432
IGM Biosciences, Inc.*	2,213	103,834
I-Mab (China)*(2)	2,925	180,736
Immatics NV (Germany)*	17,438	249,887
ImmunityBio, Inc.*(1)	14,244	111,531
Immunocore Holdings PLC (United Kingdom)*(2)	5,359	206,429
ImmunoGen, Inc.*	32,252	194,480
Immunovant, Inc.*	19,794	159,144
Inhibrx, Inc.*(1)	8,695	349,452

Schedule of Investments — Virtus LifeSci Biotech Clinical Trials ETF (continued)

October 31, 2021

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

COMMON STOCKS (continued)

Health Care (continued)
Inovio Pharmaceuticals, Inc.*(1)	23,857	$170,339
Intellia Therapeutics, Inc.*	2,419	321,679
Iovance Biotherapeutics, Inc.*	8,901	216,383
iTeos Therapeutics, Inc.*	7,731	206,804
IVERIC bio, Inc.*	34,291	606,951
Kadmon Holdings, Inc.*	51,476	486,448
KalVista Pharmaceuticals, Inc.*	7,494	134,742
Karuna Therapeutics, Inc.*	1,644	230,785
Keros Therapeutics, Inc.*	4,016	167,548
Kodiak Sciences, Inc.*(1)	2,498	292,491
Kronos Bio, Inc.*(1)	8,126	133,754
Krystal Biotech, Inc.*	3,288	164,696
Kura Oncology, Inc.*	9,091	149,274
Kymera Therapeutics, Inc.*	4,205	247,590
Legend Biotech Corp.*(1)(2)	5,265	276,413
Lexicon Pharmaceuticals, Inc.*(1)	44,378	234,760
MacroGenics, Inc.*	10,213	199,460
Madrigal Pharmaceuticals, Inc.*	1,976	153,634
Magenta Therapeutics, Inc.*	18,703	119,699
Marinus Pharmaceuticals, Inc.*(1)	11,335	130,353
MEI Pharma, Inc.*	64,819	182,790
MeiraGTx Holdings PLC*	14,007	301,151
Mersana Therapeutics, Inc.*	14,165	121,252
Merus NV (Netherlands)*	9,391	263,418
Mirati Therapeutics, Inc.*	1,249	236,086
Mirum Pharmaceuticals, Inc.*	11,984	190,306
Molecular Templates, Inc.*	23,809	124,283
Morphic Holding, Inc.*	3,273	188,198
Myovant Sciences Ltd.*(1)	9,755	213,439
NGM Biopharmaceuticals, Inc.*	10,924	201,766
Nkarta, Inc.*(1)	7,921	124,201
Novavax, Inc.*(1)	1,028	152,997
Nurix Therapeutics, Inc.*	7,193	240,606
Nuvation Bio, Inc.*(1)	18,640	170,929
Olema Pharmaceuticals, Inc.*(1)	7,114	192,078
Orchard Therapeutics PLC (United Kingdom)*(1)(2)	42,259	81,137
ORIC Pharmaceuticals, Inc.*	10,782	157,848
Paratek Pharmaceuticals, Inc.*(1)	20,379	102,303
Passage Bio, Inc.*	14,687	128,071
Phathom Pharmaceuticals, Inc.*	6,150	144,710
Pliant Therapeutics, Inc.*	6,466	103,003
PMV Pharmaceuticals, Inc.*	6,229	147,129
Poseida Therapeutics, Inc.*	23,082	147,956
Praxis Precision Medicines, Inc.*(1)	10,260	213,408
Precigen, Inc.*(1)	30,149	145,620
Precision BioSciences, Inc.*	18,308	173,743
Prelude Therapeutics, Inc.*(1)	6,292	110,613
Prometheus Biosciences, Inc.*	9,043	288,110
Protagonist Therapeutics, Inc.*	5,170	161,097
Prothena Corp. PLC (Ireland)*	4,458	246,750

Security Description	Shares	Value

COMMON STOCKS (continued)

Health Care (continued)
Provention Bio, Inc.*(1)	23,667	$148,155
RAPT Therapeutics, Inc.*	5,312	167,753
Reata Pharmaceuticals, Inc. Class A*(1)	1,486	142,671
REGENXBIO, Inc.*	5,660	200,590
Relay Therapeutics, Inc.*	6,213	206,582
Relmada Therapeutics, Inc.*	6,703	157,319
Repare Therapeutics, Inc. (Canada)*(1)	6,482	162,115
Replimune Group, Inc.*	6,134	181,014
REVOLUTION Medicines, Inc.*(1)	6,150	180,995
Rhythm Pharmaceuticals, Inc.*	10,229	117,736
Rocket Pharmaceuticals, Inc.*(1)	4,506	133,873
Rubius Therapeutics, Inc.*(1)	7,478	106,262
Sangamo Therapeutics, Inc.*	18,086	146,858
Scholar Rock Holding Corp.*(1)	6,624	174,211
Selecta Biosciences, Inc.*	42,433	152,334
Seres Therapeutics, Inc.*	10,292	62,575
Sesen Bio, Inc.*	50,022	60,527
Shattuck Labs, Inc.*(1)	7,462	144,017
Silverback Therapeutics, Inc.*	6,371	54,982
Sorrento Therapeutics, Inc.*(1)	22,465	154,110
SpringWorks Therapeutics, Inc.*	2,640	177,038
Stoke Therapeutics, Inc.*	5,502	125,611
Sutro Biopharma, Inc.*	11,067	223,111
Syndax Pharmaceuticals, Inc.*	11,241	218,637
Syros Pharmaceuticals, Inc.*	36,093	149,064
Tarsus Pharmaceuticals, Inc.*	6,008	166,782
Taysha Gene Therapies, Inc.*(1)	8,268	129,312
TCR2 Therapeutics, Inc.*	11,762	74,101
TG Therapeutics, Inc.*(1)	5,549	173,240
Turning Point Therapeutics, Inc.*	2,735	113,721
uniQure NV (Netherlands)*	6,087	185,471
Vaxart, Inc.*(1)	24,331	163,261
Verastem, Inc.*	44,947	116,862
Viking Therapeutics, Inc.*(1)	34,971	203,531
Vir Biotechnology, Inc.*	4,664	175,973
Vor BioPharma, Inc.*(1)	9,533	149,954
WaVe Life Sciences Ltd.*	29,090	133,523
XBiotech, Inc.	14,424	211,456
Xencor, Inc.*	5,691	225,136
Xenon Pharmaceuticals, Inc. (Canada)*	11,494	358,038
Zentalis Pharmaceuticals, Inc.*	3,794	305,189
ZIOPHARM Oncology, Inc.*	72,060	108,090
Zymeworks, Inc. (Canada)*	5,597	124,533
Total Health Care		34,911,011

Materials — 0.5%
Amyris, Inc.*	13,580	201,256
Total Common Stocks
(Cost $43,674,281)		35,112,267

Schedule of Investments — Virtus LifeSci Biotech Clinical Trials ETF (continued)

October 31, 2021

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

SECURITIES LENDING COLLATERAL — 9.1%
Money Market Fund — 9.1%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%(3)(4)
(Cost $3,212,074)	3,212,074	$3,212,074

TOTAL INVESTMENTS — 108.0%
(Cost $46,886,355)		38,324,341
Liabilities in Excess of Other Assets — (8.0)%		(2,833,908)
Net Assets — 100.0%		$35,490,433

*Non-income producing security.

(1)All or a portion of the security was on loan. The aggregate market value of securities on loan was $8,901,218; total market value of collateral held by the Fund was $9,251,813. Market value of the collateral held includes non-cash U.S. Treasury securities having a value of $6,039,739.

(2)American Depositary Receipts.

(3)Represents securities purchased with cash collateral received for securities on loan.

(4)The rate shown reflects the seven-day yield as of October 31, 2021.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2021.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$35,112,267	$—	$—	$35,112,267
Money Market Fund	3,212,074	—	—	3,212,074
Total	$38,324,341	$—	$—	$38,324,341

Schedule of Investments — Virtus LifeSci Biotech Products ETF

October 31, 2021

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

COMMON STOCKS — 97.9%

Health Care — 97.9%
ACADIA Pharmaceuticals, Inc.*	16,785	$301,291
Acceleron Pharma, Inc.*	3,490	607,888
ADC Therapeutics SA (Switzerland)*	19,728	571,915
Agios Pharmaceuticals, Inc.*(1)	7,849	368,903
Alnylam Pharmaceuticals, Inc.*	2,745	437,992
Amgen, Inc.	1,891	391,380
Amicus Therapeutics, Inc.*	42,669	448,024
Apellis Pharmaceuticals, Inc.*	7,052	216,778
BeiGene Ltd. (China)*(2)	1,328	475,052
BioCryst Pharmaceuticals, Inc.*(1)	28,090	419,384
Biogen, Inc.*	1,131	301,615
Biohaven Pharmaceutical Holding Co., Ltd.*	4,558	648,695
BioMarin Pharmaceutical, Inc.*	5,544	439,251
BioNTech SE (Germany)*(2)	2,073	577,807
Bluebird Bio, Inc.*	13,636	319,219
Blueprint Medicines Corp.*	5,302	596,422
Deciphera Pharmaceuticals, Inc.*	12,686	423,586
Enanta Pharmaceuticals, Inc.*	9,599	824,074
Epizyme, Inc.*(1)	51,919	218,060
Esperion Therapeutics, Inc.*(1)	17,773	158,891
Exelixis, Inc.*	20,097	432,286
Gilead Sciences, Inc.	6,710	435,345
Global Blood Therapeutics, Inc.*	11,358	414,794
Halozyme Therapeutics, Inc.*	10,551	401,677
Harmony Biosciences Holdings, Inc.*(1)	14,291	592,648
Incyte Corp.*	5,536	370,801
Insmed, Inc.*(1)	15,261	460,119
Intercept Pharmaceuticals, Inc.*(1)	21,387	360,585
Intra-Cellular Therapies, Inc.*(1)	10,703	460,978
Ionis Pharmaceuticals, Inc.*	12,102	385,691
Ironwood Pharmaceuticals, Inc.*(1)	40,695	519,675
Karyopharm Therapeutics, Inc.*(1)	44,364	242,227
Kiniksa Pharmaceuticals Ltd. Class A*(1)	30,009	311,794
Ligand Pharmaceuticals, Inc.*(1)	3,714	542,021

Security Description	Shares	Value

COMMON STOCKS (continued)

Health Care (continued)
Moderna, Inc.*	2,208	$762,224
Nektar Therapeutics*	25,864	392,098
Neurocrine Biosciences, Inc.*	4,594	484,254
Omeros Corp.*(1)	29,436	184,564
PTC Therapeutics, Inc.*	10,416	395,079
Radius Health, Inc.*	24,375	526,500
Regeneron Pharmaceuticals, Inc.*	861	550,988
Rigel Pharmaceuticals, Inc.*	104,662	351,664
Sage Therapeutics, Inc.*	6,280	253,461
Sarepta Therapeutics, Inc.*	5,311	420,259
Seagen, Inc.*	2,925	515,765
Theravance Biopharma, Inc.*(1)	24,402	189,604
Travere Therapeutics, Inc.*	29,543	851,134
Ultragenyx Pharmaceutical, Inc.*	4,450	373,444
United Therapeutics Corp.*	2,548	486,056
Vanda Pharmaceuticals, Inc.*(1)	23,693	405,624
Vertex Pharmaceuticals, Inc.*	2,350	434,585
Y-mAbs Therapeutics, Inc.*	12,578	308,916
Zai Lab Ltd. (China)*(1)(2)	2,692	281,045
Total Health Care		22,844,132

Total Common Stocks
(Cost $25,625,716)		22,844,132

SECURITIES LENDING COLLATERAL — 7.4%
Money Market Fund — 7.4%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%(3)(4)
(Cost $1,727,478)	1,727,478	$1,727,478

TOTAL INVESTMENTS — 105.3%
(Cost $27,353,194)		24,571,610
Liabilities in Excess of Other Assets — (5.3)%		(1,246,401)
Net Assets — 100.0%		$23,325,209

*Non-income producing security.

(1)All or a portion of the security was on loan. The aggregate market value of securities on loan was $4,496,529; total market value of collateral held by the Fund was $4,697,604. Market value of the collateral held includes non-cash U.S. Treasury securities having a value of $2,970,126.

(2)American Depositary Receipts.

(3)Represents securities purchased with cash collateral received for securities on loan.

(4)The rate shown reflects the seven-day yield as of October 31, 2021.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2021.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$22,844,132	$—	$—	$22,844,132
Money Market Fund	1,727,478	—	—	1,727,478
Total	$24,571,610	$—	$—	$24,571,610

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF

October 31, 2021

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value

CORPORATE BONDS — 41.2%

Communication Services — 3.2%
Cars.com, Inc., 6.38%, 11/01/28(1)	$45,000	$47,153
CCO Holdings LLC / CCO Holdings Capital Corp., 4.75%, 03/01/30(1)	25,000	25,844
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 08/15/30(1)	40,000	40,765
Cincinnati Bell, Inc., 7.00%, 07/15/24(1)	29,000	29,544
Clear Channel Worldwide Holdings, Inc., 5.13%, 08/15/27(1)	15,000	15,405
CommScope, Inc., 7.13%, 07/01/28(1)	30,000	29,634
CommScope, Inc., 4.75%, 09/01/29(1)	15,000	14,737
Diamond Sports Group LLC / Diamond Sports Finance Co., 5.38%, 08/15/26(1)	25,000	14,175
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.88%, 08/15/27(1)	5,000	5,189
Frontier Communications Corp., 6.75%, 05/01/29(1)	45,000	46,350
iHeartCommunications, Inc., 8.38%, 05/01/27	29,008	30,930
Level 3 Financing, Inc., 4.25%, 07/01/28(1)	15,000	14,849
Level 3 Financing, Inc., 3.63%, 01/15/29(1)	25,000	23,686
Live Nation Entertainment, Inc., 4.75%, 10/15/27(1)	35,000	35,744
Mav Acquisition Corp., 8.00%, 08/01/29(1)	30,000	29,227
Nexstar Media, Inc., 4.75%, 11/01/28(1)	20,000	20,458
Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc., 4.75%, 04/30/27(1)	5,000	4,888
Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc., 6.00%, 02/15/28(1)	5,000	4,809
Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc., 10.75%, 06/01/28(1)	20,000	22,031
Radiate Holdco LLC / Radiate Finance, Inc., 4.50%, 09/15/26(1)	5,000	5,086
Radiate Holdco LLC / Radiate Finance, Inc., 6.50%, 09/15/28(1)	40,000	40,061
ROBLOX Corp., 3.88%, 05/01/30(1)	5,000	4,988
T-Mobile USA, Inc., 3.88%, 04/15/30	55,000	60,177
TripAdvisor, Inc., 7.00%, 07/15/25(1)	25,000	26,469
Twitter, Inc., 3.88%, 12/15/27(1)	55,000	57,912
Total Communication Services		650,111

Consumer Discretionary — 5.5%
Adtalem Global Education, Inc., 5.50%, 03/01/28(1)	35,000	35,394
Ambience Merger Sub, Inc., 4.88%, 07/15/28(1)	10,000	9,831
Ambience Merger Sub, Inc., 7.13%, 07/15/29(1)	40,000	38,608
Brunswick Corp., 2.40%, 08/18/31	37,000	35,683
Caesars Entertainment, Inc., 6.25%, 07/01/25(1)	10,000	10,531
Caesars Entertainment, Inc., 8.13%, 07/01/27(1)	5,000	5,606
Caesars Entertainment, Inc., 4.63%, 10/15/29(1)	25,000	25,151
Carnival Corp., 7.63%, 03/01/26(1)	50,000	52,742
Carriage Services, Inc., 4.25%, 05/15/29(1)	45,000	45,135
Carvana Co., 5.63%, 10/01/25(1)	30,000	30,675
Carvana Co., 5.88%, 10/01/28(1)	25,000	25,469
Clarios Global LP / Clarios US Finance Co., 8.50%, 05/15/27(1)	45,000	47,858

Security Description	Principal	Value

CORPORATE BONDS (continued)

Consumer Discretionary (continued)
Cooper-Standard Automotive, Inc., 13.00%, 06/01/24(1)	$20,000	$21,732
Dornoch Debt Merger Sub, Inc., 6.63%, 10/15/29(1)	20,000	19,750
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 02/15/23(1)	31,000	32,124
Ford Motor Co., 9.00%, 04/22/25	34,000	40,927
Ford Motor Co., 4.75%, 01/15/43	20,000	21,873
Gap, Inc. (The), 3.88%, 10/01/31(1)	30,000	29,437
Golden Nugget, Inc., 8.75%, 10/01/25(1)	25,000	26,046
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc, 5.00%, 06/01/29(1)	25,000	25,525
M/I Homes, Inc., 4.95%, 02/01/28	55,000	57,269
Metis Merger Sub LLC, 6.50%, 05/15/29(1)	25,000	24,788
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 4.63%, 06/15/25(1)	10,000	10,762
Michaels Cos Inc. (The), 7.88%, 05/01/29(1)	10,000	10,115
Mohegan Gaming & Entertainment, 8.00%, 02/01/26(1)	30,000	30,975
NMG Holding Co., Inc. / Neiman Marcus Group LLC, 7.13%, 04/01/26(1)	45,000	47,320
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp., 5.63%, 09/01/29(1)	50,000	50,937
PulteGroup, Inc., 7.88%, 06/15/32	25,000	36,076
PulteGroup, Inc., 6.38%, 05/15/33	30,000	39,502
Royal Caribbean Cruises Ltd., 4.25%, 07/01/26(1)	10,000	9,712
Royal Caribbean Cruises Ltd., 5.50%, 08/31/26(1)	20,000	20,400
Royal Caribbean Cruises Ltd., 5.50%, 04/01/28(1)	5,000	5,094
Scientific Games International, Inc., 8.25%, 03/15/26(1)	25,000	26,531
Seaworld Parks & Entertainment, Inc., 5.25%, 08/15/29(1)	30,000	30,600
Station Casinos LLC, 4.50%, 02/15/28(1)	25,000	25,219
Tenneco, Inc., 5.13%, 04/15/29(1)	45,000	44,663
Under Armour, Inc., 3.25%, 06/15/26	30,000	30,788
Weekley Homes LLC / Weekley Finance Corp., 4.88%, 09/15/28(1)	25,000	25,907
Total Consumer Discretionary		1,106,755

Consumer Staples — 1.0%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 3.25%, 03/15/26(1)	60,000	61,052
Herbalife Nutrition Ltd. / HLF Financing, Inc., 7.88%, 09/01/25(1)	35,000	37,623
HLF Financing Sarl LLC / Herbalife International, Inc., 4.88%, 06/01/29(1)	20,000	20,169
Triton Water Holdings, Inc., 6.25%, 04/01/29(1)	10,000	9,998
Turning Point Brands, Inc., 5.63%, 02/15/26(1)	30,000	30,451
Vector Group Ltd., 5.75%, 02/01/29(1)	40,000	39,850
Total Consumer Staples		199,143

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2021

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value

CORPORATE BONDS (continued)

Energy — 5.5%
Alliance Resource Operating Partners LP / Alliance Resource Finance Corp., 7.50%, 05/01/25(1)	$50,000	$50,835
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.75%, 01/15/28(1)	40,000	41,900
Antero Resources Corp., 8.38%, 07/15/26(1)	9,000	10,136
Antero Resources Corp., 7.63%, 02/01/29(1)	10,000	11,087
Antero Resources Corp., 5.38%, 03/01/30(1)	15,000	15,896
Ascent Resources Utica Holdings LLC / ARU Finance Corp., 8.25%, 12/31/28(1)	45,000	49,133
Callon Petroleum Co., 6.13%, 10/01/24	25,172	24,873
Cheniere Energy, Inc., 4.63%, 10/15/28	15,000	15,749
Chesapeake Energy Corp., 5.88%, 02/01/29(1)	5,000	5,319
CrownRock LP / CrownRock Finance, Inc., 5.63%, 10/15/25(1)	45,000	46,069
CrownRock LP / CrownRock Finance, Inc., 5.00%, 05/01/29(1)	15,000	15,469
CSI Compressco LP / CSI Compressco Finance, Inc., 7.50%, 04/01/25(1)	52,000	51,572
DT Midstream, Inc., 4.13%, 06/15/29(1)	30,000	30,252
Energy Transfer LP, Series H, 6.50%, (US 5 Year CMT T- Note + 5.69%), perpetual(2)(3)	50,000	51,875
EQM Midstream Partners LP, 6.00%, 07/01/25(1)	10,000	10,863
EQM Midstream Partners LP, 6.50%, 07/01/27(1)	10,000	11,138
Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 02/01/29(1)	60,000	60,975
Hilcorp Energy I LP / Hilcorp Finance Co., 6.00%, 02/01/31(1)	10,000	10,279
HollyFrontier Corp., 5.88%, 04/01/26	45,000	51,298
Kinder Morgan, Inc., Series G, 7.75%, 01/15/32	43,000	61,034
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26(1)	20,000	20,554
Mesquite Energy, Inc., Escrow, 7.25%, 02/15/23	12,000	390
Nabors Industries Ltd., 7.25%, 01/15/26(1)	25,000	24,292
Occidental Petroleum Corp., 3.50%, 08/15/29	25,000	25,406
Occidental Petroleum Corp., 6.63%, 09/01/30	45,000	55,121
Occidental Petroleum Corp., 6.13%, 01/01/31	30,000	35,963
Parsley Energy LLC / Parsley Finance Corp., 4.13%, 02/15/28(1)	45,000	46,688
Patterson-UTI Energy, Inc., 5.15%, 11/15/29	45,000	46,457
Plains All American Pipeline LP / PAA Finance Corp., 3.80%, 09/15/30	50,000	52,862
Sabine Pass Liquefaction LLC, 4.20%, 03/15/28	50,000	55,471
Southwestern Energy Co., 5.38%, 02/01/29(1)	40,000	42,250
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.88%, 04/15/26	25,000	26,133
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.88%, 02/01/31	5,000	5,397
Transocean, Inc., 11.50%, 01/30/27(1)	4,000	4,087
USA Compression Partners LP / USA Compression Finance Corp., 6.88%, 04/01/26	18,000	18,630
Venture Global Calcasieu Pass LLC, 4.13%, 08/15/31(1)	30,000	31,086
Total Energy		1,116,539

Security Description	Principal	Value

CORPORATE BONDS (continued)

Financials — 10.9%
Acrisure LLC / Acrisure Finance, Inc., 7.00%, 11/15/25(1)	$35,000	$35,394
Allstate Corp. (The), Series B, 5.75%, (3-Month USD LIBOR + 2.94%), 08/15/53(2)	55,000	58,327
Ally Financial, Inc., Series B, 4.70%, (US 5 Year CMT T- Note + 3.87%), perpetual(2)(3)	78,000	81,071
Athene Global Funding, 2.45%, 08/20/27(1)	70,000	71,751
Bank of America Corp., 1.73%, (SOFR + 0.96%), 07/22/27(2)	65,000	64,603
Bank of America Corp., 3.42%, (3-Month USD LIBOR + 1.04%), 12/20/28(2)	45,000	48,145
Bank of America Corp., 2.48%, (US 5 Year CMT T- Note + 1.20%), 09/21/36(2)	50,000	48,657
Bank of New York Mellon Corp. (The), Series G, 4.70%, (US 5 Year CMT T- Note + 4.36%), perpetual(2)(3)	65,000	70,895
Blackstone Private Credit Fund, 2.63%, 12/15/26(1)	39,000	38,283
Blue Owl Finance LLC, 3.13%, 06/10/31(1)	60,000	59,039
Brighthouse Financial, Inc., 5.63%, 05/15/30	50,000	60,035
BroadStreet Partners, Inc., 5.88%, 04/15/29(1)	40,000	39,362
Charles Schwab Corp. (The), Series H, 4.00%, (US 10 Year CMT T- Note + 3.08%), perpetual(2)(3)	50,000	50,813
Citadel LP, 4.88%, 01/15/27(1)	50,000	53,758
Citigroup, Inc., Series W, 4.00%, (US 5 Year CMT T- Note + 3.60%), perpetual(2)(3)	30,000	30,713
Citigroup, Inc., 3.98%, (3-Month USD LIBOR + 1.34%), 03/20/30(2)	80,000	89,265
Cobra AcquisitionCo. LLC, 6.38%, 11/01/29(1)	30,000	29,697
Coinbase Global, Inc., 3.63%, 10/01/31(1)	30,000	28,613
Goldman Sachs Group, Inc. (The), 1.99%, (SOFR + 1.09%), 01/27/32(2)	75,000	71,912
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.25%, 05/15/26	45,000	47,194
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.25%, 05/15/27	25,000	26,031
JPMorgan Chase & Co., Series HH, 4.60%, (SOFR + 3.13%), perpetual(2)(3)	34,000	34,820
JPMorgan Chase & Co., 2.96%, (SOFR + 2.52%), 05/13/31(2)	105,000	108,474
JPMorgan Chase & Co., 1.95%, (SOFR + 1.07%), 02/04/32(2)	100,000	95,751
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.25%, 02/01/27(1)	40,000	40,256
Liberty Mutual Group, Inc., 4.13%, (US 5 Year CMT T- Note + 3.32%), 12/15/51(1)(2)	50,000	51,315
Lincoln National Corp., 2.17%, (3-Month USD LIBOR + 2.04%), 04/20/67(2)	45,000	39,600
MetLife, Inc., Series G, 3.85%, (US 5 Year CMT T- Note + 3.58%), perpetual(2)(3)	40,000	41,600
MetLife, Inc., Series D, 5.88%, (3-Month USD LIBOR + 2.96%), perpetual(2)(3)	52,000	59,976
Morgan Stanley, 3.95%, 04/23/27	75,000	82,355
Navient Corp., 6.75%, 06/25/25	44,000	48,481
OneMain Finance Corp., 7.13%, 03/15/26	42,000	47,723

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2021

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value

CORPORATE BONDS (continued)

Financials (continued)
Prospect Capital Corp., 3.71%, 01/22/26	$45,000	$45,857
Prudential Financial, Inc., 5.63%, (3-Month USD LIBOR + 3.92%), 06/15/43(2)	85,000	89,796
Santander Holdings USA, Inc., 4.40%, 07/13/27	59,000	65,670
Synovus Financial Corp., 5.90%, (USD 5 Year Swap + 3.38%), 02/07/29(2)	25,000	26,909
Texas Capital Bancshares, Inc., 4.00%, (US 5 Year CMT T- Note + 3.15%), 05/06/31(2)	70,000	72,948
Truist Financial Corp., Series Q, 5.10%, (US 10 Year CMT T- Note + 4.35%), perpetual(2)(3)	60,000	67,278
Wells Fargo & Co., Series BB, 3.90%, (US 5 Year CMT T-Note + 3.45%), perpetual(2)(3)	80,000	81,550
Total Financials		2,203,917

Health Care — 3.1%
Akumin, Inc., 7.00%, 11/01/25(1)	50,000	47,828
Avantor Funding, Inc., 3.88%, 11/01/29(1)	5,000	5,005
Bausch Health Americas, Inc., 9.25%, 04/01/26(1)	24,000	25,530
Bausch Health Americas, Inc., 8.50%, 01/31/27(1)	15,000	15,938
Bausch Health Cos., Inc., 7.00%, 01/15/28(1)	35,000	35,503
Centene Corp., 4.63%, 12/15/29	20,000	21,600
CHS/Community Health Systems, Inc., 6.63%, 02/15/25(1)	20,000	20,825
CHS/Community Health Systems, Inc., 6.88%, 04/15/29(1)	20,000	20,605
CHS/Community Health Systems, Inc., 6.13%, 04/01/30(1)	10,000	9,844
CHS/Community Health Systems, Inc., 4.75%, 02/15/31(1)	15,000	15,020
DaVita, Inc., 4.63%, 06/01/30(1)	30,000	30,187
Encompass Health Corp., 4.50%, 02/01/28	25,000	25,484
Endo Luxembourg Finance Co. I Sarl / Endo US, Inc., 6.13%, 04/01/29(1)	15,000	14,797
HCA, Inc., 5.63%, 09/01/28	17,000	19,945
Illumina, Inc., 2.55%, 03/23/31	52,000	52,115
Jaguar Holding Co. II / PPD Development LP, 5.00%, 06/15/28(1)	15,000	16,106
Lannett Co., Inc., 7.75%, 04/15/26(1)	10,000	9,242
Legacy LifePoint Health LLC, 6.75%, 04/15/25(1)	20,000	20,975
Legacy LifePoint Health LLC, 4.38%, 02/15/27(1)	30,000	29,737
Mozart Debt Merger Sub, Inc., 3.88%, 04/01/29(1)	10,000	9,963
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 7.25%, 02/01/28(1)	2,000	2,133
Par Pharmaceutical, Inc., 7.50%, 04/01/27(1)	15,000	15,155
Prime Healthcare Services, Inc., 7.25%, 11/01/25(1)	5,000	5,331
Surgery Center Holdings, Inc., 6.75%, 07/01/25(1)	12,000	12,225
Surgery Center Holdings, Inc., 10.00%, 04/15/27(1)	30,000	32,243
Team Health Holdings, Inc., 6.38%, 02/01/25(1)	40,000	35,466
Tenet Healthcare Corp., 7.50%, 04/01/25(1)	5,000	5,313
Universal Health Services, Inc., 2.65%, 01/15/32(1)	30,000	29,476
Viatris, Inc., Series WI, 2.70%, 06/22/30	45,000	44,999
Total Health Care		628,590

Security Description	Principal	Value

CORPORATE BONDS (continued)

Industrials — 3.9%
Alaska Airlines 2020-1 Class A Pass-Through Trust, 4.80%, 08/15/27(1)	$55,297	$61,511
Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.63%, 07/15/26(1)	55,000	57,853
American Airlines Group, Inc., 5.00%, 06/01/22(1)	45,000	45,169
American Airlines, Inc., 11.75%, 07/15/25(1)	60,000	74,400
Aviation Capital Group LLC, 3.50%, 11/01/27(1)	61,000	63,748
BCPE Ulysses Intermediate, Inc., 7.75%, 04/01/27, 7.75% Cash or 8.50% PIK (1)(4)	25,000	23,886
Boeing Co. (The), 5.15%, 05/01/30	45,000	52,525
Boeing Co. (The), 3.75%, 02/01/50	20,000	21,072
Boeing Co. (The), 5.93%, 05/01/60	23,000	32,415
Cleaver-Brooks, Inc., 7.88%, 03/01/23(1)	40,000	39,461
CoStar Group, Inc., 2.80%, 07/15/30(1)	58,000	58,810
CP Atlas Buyer, Inc., 7.00%, 12/01/28(1)	55,000	53,303
Deluxe Corp., 8.00%, 06/01/29(1)	20,000	21,084
General Electric Co., Series D, 3.45%, (3-Month USD LIBOR + 3.33%), perpetual(2)(3)	65,000	63,524
LBM Acquisition LLC, 6.25%, 01/15/29(1)	15,000	14,590
New Enterprise Stone & Lime Co., Inc., 9.75%, 07/15/28(1)	15,000	16,113
OT Merger Corp., 7.88%, 10/15/29(1)	15,000	14,796
TransDigm, Inc., 5.50%, 11/15/27	30,000	30,750
United Airlines, Inc., 4.38%, 04/15/26(1)	5,000	5,179
United Airlines, Inc., 4.63%, 04/15/29(1)	5,000	5,161
Vertiv Group Corp., 4.13%, 11/15/28(1)	30,000	29,888
Total Industrials		785,238

Information Technology — 3.2%
Broadcom, Inc., 4.15%, 11/15/30	53,000	58,302
Broadcom, Inc., 2.45%, 02/15/31(1)	17,000	16,458
Broadcom, Inc., 3.19%, 11/15/36(1)	2,000	1,968
Citrix Systems, Inc., 3.30%, 03/01/30	80,000	81,226
Consensus Cloud Solutions, Inc., 6.00%, 10/15/26(1)	5,000	5,119
Consensus Cloud Solutions, Inc., 6.50%, 10/15/28(1)	10,000	10,425
Dell International LLC / EMC Corp., 8.10%, 07/15/36	49,000	74,322
HP, Inc., 3.40%, 06/17/30	65,000	68,713
Kyndryl Holdings, Inc., 3.15%, 10/15/31(1)	50,000	49,024
MicroStrategy, Inc., 6.13%, 06/15/28(1)	30,000	30,823
Motorola Solutions, Inc., 4.60%, 02/23/28	30,000	34,374
Motorola Solutions, Inc., 4.60%, 05/23/29	10,000	11,517
NCR Corp., 5.13%, 04/15/29(1)	30,000	30,715
Plantronics, Inc., 4.75%, 03/01/29(1)	30,000	27,578
Rocket Software, Inc., 6.50%, 02/15/29(1)	30,000	28,700
Science Applications International Corp., 4.88%, 04/01/28(1)	40,000	41,250
SYNNEX Corp., 2.38%, 08/09/28(1)	65,000	63,707
Total Information Technology		634,221

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2021

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value

CORPORATE BONDS (continued)

Materials — 1.8%
Chemours Co. (The), 5.75%, 11/15/28(1)	$30,000	$30,862
Cleveland-Cliffs, Inc., 6.75%, 03/15/26(1)	35,000	37,319
Freeport-McMoRan, Inc., 5.45%, 03/15/43	30,000	37,777
Glatfelter Corp., 4.75%, 11/15/29(1)	25,000	25,500
International Flavors & Fragrances, Inc., 2.30%, 11/01/30(1)	40,000	39,475
Louisiana-Pacific Corp., 3.63%, 03/15/29(1)	50,000	50,365
LSB Industries, Inc., 6.25%, 10/15/28(1)	5,000	5,055
Mauser Packaging Solutions Holding Co., 7.25%, 04/15/25(1)	30,000	29,092
Trident TPI Holdings, Inc., 9.25%, 08/01/24(1)	30,000	31,431
Trident TPI Holdings, Inc., 6.63%, 11/01/25(1)	40,000	40,746
U.S. Steel Corp., 6.88%, 03/01/29	20,000	21,425
WR Grace Holdings LLC, 5.63%, 08/15/29(1)	15,000	15,169
Total Materials		364,216

Real Estate — 1.9%
EPR Properties, 4.75%, 12/15/26	50,000	54,360
GLP Capital LP / GLP Financing II, Inc., 5.25%, 06/01/25	52,000	57,749
GLP Capital LP / GLP Financing II, Inc., 5.75%, 06/01/28	16,000	18,599
Iron Mountain, Inc., 5.25%, 07/15/30(1)	10,000	10,455
MPT Operating Partnership LP / MPT Finance Corp., 4.63%, 08/01/29	10,000	10,588
Office Properties Income Trust, 4.50%, 02/01/25	50,000	53,194
Phillips Edison Grocery Center Operating Partnership I LP, 2.63%, 11/15/31	55,000	53,928
Retail Properties of America, Inc., 4.75%, 09/15/30	55,000	60,405
Service Properties Trust, 4.38%, 02/15/30	55,000	51,906
Total Real Estate		371,184

Utilities — 1.2%
CMS Energy Corp., 4.75%, (US 5 Year CMT T- Note + 4.12%), 06/01/50(2)	80,000	89,000
Ferrellgas LP / Ferrellgas Finance Corp., 5.38%, 04/01/26(1)	5,000	4,878
Ferrellgas LP / Ferrellgas Finance Corp., 5.88%, 04/01/29(1)	5,000	4,872
PG&E Corp., 5.25%, 07/01/30	35,000	36,610
Southern Co. (The), Series 21-A, 3.75%, (US 5 Year CMT T- Note + 2.92%), 09/15/51(2)	78,000	79,310
Vistra Corp., 8.00%, (US 5 Year CMT T- Note + 6.93%), perpetual(1)(2)(3)	30,000	31,520
Total Utilities		246,190

Total Corporate Bonds
(Cost $8,081,783)		8,306,104

Security Description	Principal	Value

TERM LOANS — 20.0%

Aerospace — 1.0%
Air Canada, 4.25%, (3-Month USD LIBOR + 3.50%), 08/11/28(2)	$7,059	$7,143

Aerospace (continued)
Amentum Government Services Holdings LLC, 5.50%, (3-Month USD LIBOR + 4.75%), 01/29/27(2)	14,925	14,976
American Airlines, Inc., 5.50%, (3-Month USD LIBOR + 4.75%), 04/20/28(2)	5,000	5,214
Brown Group Holding, LLC, 3.25%, (3-Month USD LIBOR + 2.75%), 06/07/28(2)	37,375	37,335
Brown Group Holding, LLC, 0.00%, (1-Month USD LIBOR + 0.00%), 06/07/28(5)	10,000	9,989
KKR Apple Bidco, LLC, 3.50%, (1-Month USD LIBOR + 3.00%), 07/14/28(2)	25,000	24,977
KKR Apple Bidco, LLC, 0.00%, (1-Month USD LIBOR + 0.00%), 07/14/28(5)	5,000	4,995
Mileage Plus Holdings LLC, 6.25%, (3-Month USD LIBOR + 5.25%), 06/21/27(2)	30,000	31,989
TransDigm Inc, 2.33%, (1-Month USD LIBOR + 2.25%), 05/30/25(2)	14,924	14,763
TransDigm, Inc., 2.33%, (1-Month USD LIBOR + 2.25%), 12/09/25(2)	37,271	36,858
United Airlines, Inc., 4.50%, (3-Month USD LIBOR + 3.75%), 04/21/28(2)	14,925	15,157
Total Aerospace		203,396

Chemicals — 1.0%
Aruba Investments Holdings LLC, 4.75%, (3-Month USD LIBOR + 4.00%), 11/24/27(2)	14,925	14,990
CPC Acquisition Corp., 4.50%, (3-Month USD LIBOR + 3.75%), 12/29/27(2)	29,850	29,850
Herens US Holdco Corp., 4.75%, (6-Month USD LIBOR + 4.00%), 07/03/28(2)	39,900	40,025
INEOS US Finance LLC, 2.08%, (1-Month USD LIBOR + 2.00%), 04/01/24(2)	44,806	44,573
Innophos Holdings, Inc., 3.83%, (1-Month USD LIBOR + 3.75%), 02/05/27(2)	49,548	49,703
Nouryon USA LLC, 2.84%, (1-Month USD LIBOR + 2.75%), 10/01/25(2)	25,009	24,861
Total Chemicals		204,002

Consumer Non-Durables — 0.8%
Diamond BC BV, 3.50%, (3-Month USD LIBOR + 3.00%), 09/15/28(2)	50,000	49,960
Parfums Holding Co., Inc., 4.08%, (1-Month USD LIBOR + 4.00%), 06/30/24(2)	58,502	58,392
Rodan & Fields, LLC, 4.09%, (1-Month USD LIBOR + 4.00%), 06/16/25(2)	31,623	22,723
Zep Inc., 5.00%, (3-Month USD LIBOR + 4.00%), 08/12/24(2)	39,690	39,055
Total Consumer Non-Durables		170,130

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2021

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value

TERM LOANS (continued)

Energy — 0.7%
CITGO Petroleum Corp., 7.25%, (3-Month USD LIBOR + 6.25%), 03/28/24(2)	$35,553	$35,705
Hamilton Projects Acquiror LLC, 5.75%, (3-Month USD LIBOR + 4.75%), 06/17/27(2)	24,688	24,734
Medallion Midland Acquisition LP, 4.50%, (1-Month USD LIBOR + 3.75%), 10/18/28(2)	29,845	29,891
Oryx Midstream Services Permian Basin, LLC, 0.00%, (1-Month USD LIBOR + 0.00%), 09/30/28(5)	20,000	19,946
Oryx Midstream Services Permian Basin, LLC, 3.75%, (3-Month USD LIBOR + 3.25%), 09/30/28(2)	5,000	4,987
Traverse Midstream Partners, LLC, 6.50%, (1-Month USD LIBOR + 5.50%), 09/27/24(2)	23,180	23,216
Traverse Midstream Partners, LLC, 0.00%, (1-Month USD LIBOR + 0.00%), 09/27/24(5)	10,000	10,016
Total Energy		148,495

Financials — 0.8%
Asurion LLC, 3.33%, (1-Month USD LIBOR + 3.25%), 07/31/27(2)	34,875	34,577
Asurion LLC, 5.33%, (1-Month USD LIBOR + 5.25%), 01/31/28(2)	15,000	14,961
Asurion LLC, 5.34%, (1-Month USD LIBOR + 5.25%), 01/20/29(2)	15,000	14,952
Blackhawk Network Holdings, Inc., 0.00%, (3-Month USD LIBOR + 0.00%), 06/15/25(5)	30,000	29,817
Citadel Securities LP, 2.58%, (1-Month USD LIBOR + 2.50%), 02/02/28(2)	44,775	44,443
Deerfield Dakota Holding LLC, 4.75%, (1-Month USD LIBOR + 3.75%), 04/09/27(2)	24,712	24,805
Zebra Buyer LLC, 0.00%, (1-Month USD LIBOR + 0.00%), 04/21/28(5)	5,000	5,018
Total Financials		168,573

Food/Tobacco — 0.6%
Froneri US, Inc., 2.33%, (1-Month USD LIBOR + 2.25%), 01/29/27(2)	34,563	34,115
H-Food Holdings, LLC (aka Hearthside Food Solutions, LLC), 3.77%, (1-Month USD LIBOR + 3.69%), 05/23/25(2)	24,618	24,524
Shearer’s Foods LLC, 4.25%, (3-Month USD LIBOR + 3.50%), 09/23/27(2)	19,593	19,602
Triton Water Holdings, Inc., 4.00%, (3-Month USD LIBOR + 3.50%), 03/31/28(2)	34,913	34,905
Total Food/Tobacco		113,146

Forest Prod/Containers — 0.7%
Anchor Glass Container Corp., 3.75%, (3-Month USD LIBOR + 2.75%), 12/07/23(2)	14,883	13,804
Berlin Packaging LLC, 3.75%, (3-Month USD LIBOR + 3.25%), 03/11/28(2)	39,800	39,666
BWAY Holding Co., 3.33%, (1-Month USD LIBOR + 3.25%), 04/03/24(2)	14,922	14,554

Security Description	Principal	Value

TERM LOANS (continued)

Forest Prod/Containers — (continued)
Kloeckner Pentaplast of America, Inc., 5.25%, (6-Month USD LIBOR + 4.75%), 02/12/26(2)	$39,800	$39,701
LABL, Inc., 0.00%, (1-Month USD LIBOR + 0.00%), 10/20/28(5)	5,000	4,976
TricorBraun Holdings, Inc., 0.00%, (1-Month USD LIBOR + 0.00%), 01/29/28(5)	30,000	29,860
Total Forest Prod/Containers		142,561

Gaming/Leisure — 1.5%
Caesars Resort Collection LLC, 2.83%, (1-Month USD LIBOR + 2.75%), 12/23/24(2)	49,767	49,588
Carnival Corp, 3.75%, (3-Month USD LIBOR + 3.00%), 06/30/25(2)	4,938	4,938
Carnival Corp., 4.00%, (3-Month USD LIBOR + 3.25%), 10/08/28(2)	20,000	20,006
CCM Merger, Inc., 4.50%, (3-Month USD LIBOR + 3.75%), 11/04/25(2)	8,655	8,682
ECL Entertainment LLC, 8.25%, (1-Month USD LIBOR + 7.50%), 05/01/28(2)	4,988	5,109
Hilton Grand Vacations Borrower LLC, 3.50%, (1-Month USD LIBOR + 3.00%), 08/02/28(2)	5,000	5,015
J&J Ventures Gaming, LLC, 4.75%, (1-Month USD LIBOR + 4.00%), 04/26/28(2)	25,000	25,109
J&J Ventures Gaming, LLC, 0.00%, (1-Month USD LIBOR + 0.00%), 04/26/28(5)	5,000	5,022
Playa Resorts Holding B.V., 3.75%, (1-Month USD LIBOR + 2.75%), 04/29/24(2)	59,078	57,767
Pug LLC, 3.58%, (1-Month USD LIBOR + 3.50%), 02/12/27(2)	34,388	33,915
Pug LLC, 4.75%, (1-Month USD LIBOR + 4.25%), 02/12/27(2)	8,571	8,592
Raptor Acquisition Corp, 4.75%, (3-Month USD LIBOR + 4.00%), 11/01/26(2)	10,000	10,064
Scientific Games International, Inc., 2.83%, (1-Month USD LIBOR + 2.75%), 08/14/24(2)	18,324	18,272
Stars Group Holdings BV, 2.38%, (3-Month USD LIBOR + 2.25%), 07/21/26(2)	18,653	18,609
UFC Holdings LLC, 0.00%, (1-Month USD LIBOR + 0.00%), 04/29/26(5)	35,000	34,844
Total Gaming/Leisure		305,532

Health Care — 3.6%
Accelerated Health Systems, LLC, 3.59%, (1-Month USD LIBOR + 3.50%), 10/31/25(2)	38,754	38,608
AHP Health Partners, Inc., 4.00%, (1-Month USD LIBOR + 3.50%), 08/24/28(2)	15,000	15,063
Athenahealth, Inc., 4.38%, (3-Month USD LIBOR + 4.25%), 02/11/26(2)	9,950	9,994
Azalea Topco Inc, 4.50%, (3-Month USD LIBOR + 3.75%), 07/24/26(2)	49,825	50,043
CHG Healthcare Services Inc., 4.00%, (3-Month USD LIBOR + 3.50%), 09/22/28(2)	5,000	5,008
Envision Health Care Corp., 3.83%, (1-Month USD LIBOR + 3.75%), 10/10/25(2)	30,045	24,984
Heartland Dental LLC, 4.09%, (1-Month USD LIBOR + 4.00%), 04/30/25(2)	34,913	34,883

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2021

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value

TERM LOANS (continued)

Health Care (continued)
Hunter US Bidco, Inc., 4.75%, (3-Month USD LIBOR + 4.25%), 08/19/28(2)	$25,000	$25,117
Insulet Corp., 3.75%, (1-Month USD LIBOR + 3.25%), 05/04/28(2)	9,975	10,003
LifePoint Health Inc, 3.83%, (1-Month USD LIBOR + 3.75%), 11/16/25(2)	20,000	19,976
Mamba Purchaser, Inc., 0.00%, (1-Month USD LIBOR + 0.00%), 09/29/28(5)	10,000	10,031
Milano Acquisition Corp., 4.75%, (3-Month USD LIBOR + 4.00%), 10/01/27(2)	29,775	29,885
Mozart Borrower LP, 0.00%, (1-Month USD LIBOR + 0.00%), 09/30/28(5)	10,000	10,019
One Call Corp., 6.25%, (3-Month USD LIBOR + 5.50%), 04/22/27(2)	49,875	50,343
Packaging Coordinators Midco, Inc., 4.25%, (3-Month USD LIBOR + 3.50%), 11/30/27(2)	19,900	19,954
PAREXEL International Corp., 2.83%, (1-Month USD LIBOR + 2.75%), 09/27/24(2)	40,000	40,017
PetVet Care Centers LLC, 4.25%, (1-Month USD LIBOR + 3.50%), 02/14/25(2)	49,671	49,686
PetVet Care Centers LLC, 3.33%, (1-Month USD LIBOR + 3.25%), 02/14/25(2)	8,185	8,161
Phoenix Guarantor, Inc., 3.34%, (1-Month USD LIBOR + 3.25%), 03/05/26(2)	39,399	39,198
Phoenix Guarantor, Inc., 3.59%, (1-Month USD LIBOR + 3.50%), 03/05/26(2)	39,775	39,671
Phoenix Newco, Inc., 0.00%, (1-Month USD LIBOR + 0.00%), 08/11/28(5)	10,000	10,018
Pluto Acquisition I Inc, 4.12%, (3-Month USD LIBOR + 4.00%), 06/22/26(2)	24,938	24,974
Sotera Health Holdings LLC, 3.25%, (3-Month USD LIBOR + 2.75%), 12/11/26(2)	10,000	9,973
Southern Veterinary Partners LLC, 5.00%, (3-Month USD LIBOR + 4.00%), 10/05/27(2)	14,962	15,014
Sunshine Luxembourg VII Sarl, 4.50%, (3-Month USD LIBOR + 3.75%), 10/01/26(2)	14,925	14,974
Surgery Center Holdings, Inc., 4.50%, (1-Month USD LIBOR + 3.75%), 08/31/26(2)	24,875	24,958
Upstream Newco Inc, 4.33%, (1-Month USD LIBOR + 4.25%), 11/20/26(2)	22,444	22,458
Viant Medical Holdings, Inc., 3.83%, (1-Month USD LIBOR + 3.75%), 07/02/25(2)	64,514	62,740
Waystar Technologies, Inc., 4.08%, (1-Month USD LIBOR + 4.00%), 10/22/26(2)	19,912	19,962
Total Health Care		735,715

Housing — 0.5%
84 Lumber Co., 3.75%, (1-Month USD LIBOR + 3.00%), 11/13/26(2)	19,900	19,948
Chariot Buyer LLC, 0.00%, (1-Month USD LIBOR + 0.00%), 10/22/28(5)	15,000	14,994
Quikrete Holdings, Inc., 0.00%, (1-Month USD LIBOR + 0.00%), 06/11/28(5)	45,000	44,896
SRS Distribution Inc, 4.25%, (3-Month USD LIBOR + 3.75%), 06/02/28(2)	14,963	14,981
Total Housing		94,819

Security Description	Principal	Value

TERM LOANS (continued)

Information Technology — 2.3%
Applied Systems, Inc., 6.25%, (3-Month USD LIBOR + 5.50%), 09/19/25(2)	$29,460	$29,928
Boxer Parent Co, Inc., 3.88%, (3-Month USD LIBOR + 3.75%), 10/02/25(2)	41,881	41,650
Boxer Parent Co, Inc., 6.00%, (3-Month USD LIBOR + 5.50%), 03/23/26(2)	10,000	10,135
CCC Intelligent Solutions, Inc., 0.00%, (1-Month USD LIBOR + 0.00%), 09/15/28(5)	20,000	19,965
ConnectWise LLC, 4.00%, (3-Month USD LIBOR + 3.50%), 09/24/28(2)	5,000	5,000
Epicor Software Corp., 4.00%, (1-Month USD LIBOR + 3.25%), 07/30/27(2)	49,624	49,638
Greeneden US Holdings II LLC, 4.75%, (1-Month USD LIBOR + 4.00%), 12/01/27(2)	14,925	14,976
Hyland Software, Inc., 4.25%, (1-Month USD LIBOR + 3.50%), 07/01/24(2)	29,719	29,783
Infinite Bidco LLC, 4.25%, (1-Month USD LIBOR + 3.75%), 03/02/28(2)	29,925	29,975
Infinite Bidco LLC, 7.50%, (1-Month USD LIBOR + 7.00%), 03/02/29(2)	10,000	10,100
Project Ruby Ultimate Parent Corp., 4.00%, (1-Month USD LIBOR + 3.25%), 03/10/28(2)	29,850	29,854
Proofpoint, Inc., 3.75%, (3-Month USD LIBOR + 3.25%), 06/09/28(2)	30,000	29,908
RealPage, Inc., 3.75%, (1-Month USD LIBOR + 3.25%), 04/24/28(2)	40,000	39,964
Rocket Software Inc, 4.75%, (1-Month USD LIBOR + 4.25%), 11/28/25(2)	24,938	24,891
Sophia LP, 4.00%, (3-Month USD LIBOR + 3.50%), 10/07/27(2)	24,813	24,864
Thoughtworks, Inc., 3.50%, (1-Month USD LIBOR + 3.00%), 03/24/28(2)	25,035	25,072
UKG, Inc., 4.00%, (3-Month USD LIBOR + 3.25%), 05/04/26(2)	39,613	39,729
Veritas US, Inc., 6.00%, (3-Month USD LIBOR + 5.00%), 09/01/25(2)	9,975	10,025
Total Information Technology		465,457

Manufacturing — 1.3%
Alliance Laundry Systems LLC, 4.25%, (3-Month USD LIBOR + 3.50%), 10/08/27(2)	39,321	39,450
Arcline FM Holdings LLC, 5.50%, (3-Month USD LIBOR + 4.75%), 06/23/28(2)	25,000	25,063
Arcline FM Holdings LLC, 9.25%, (3-Month USD LIBOR + 8.25%), 06/15/29(2)	5,000	5,025
CIRCOR International, Inc., 4.25%, (1-Month USD LIBOR + 3.25%), 12/11/24(2)	30,000	30,000
Filtration Group Corp., 3.08%, (1-Month USD LIBOR + 3.00%), 03/31/25(2)	19,893	19,730
Filtration Group Corp., 0.00%, (1-Month USD LIBOR + 0.00%), 10/19/28(5)	30,000	30,015
Gates Global LLC, 3.25%, (1-Month USD LIBOR + 2.50%), 03/31/27(2)	54,662	54,597
LEB Holdings USA, Inc., 4.50%, (3-Month USD LIBOR + 3.75%), 11/02/27(2)	24,763	24,850

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2021

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value

TERM LOANS (continued)

Manufacturing (continued)
Star US Bidco LLC, 5.25%, (1-Month USD LIBOR + 4.25%), 03/17/27(2)	$24,688	$24,811
Truck Hero, Inc., 4.00%, (1-Month USD LIBOR + 3.25%), 01/31/28(2)	4,975	4,959
Total Manufacturing		258,500

Media/Telecom - Broadcasting — 0.1%
Univision Communications, Inc., 3.75%, (1-Month USD LIBOR + 2.75%), 03/15/24(2)	20,000	20,015

Media/Telecom - Cable/Wireless Video — 0.5%
CSC Holdings, LLC, 2.34%, (1-Month USD LIBOR + 2.25%), 01/15/26(2)	57,838	56,783
Directv Financing LLC, 5.75%, (3-Month USD LIBOR + 5.00%), 08/02/27(2)	15,000	15,028
Intelsat Jackson Holdings SA, 8.63%, (1-Month USD LIBOR + 8.63%), 01/02/24(2)(6)	15,000	15,222
Radiate Holdco LLC, 4.25%, (1-Month USD LIBOR + 3.50%), 09/25/26(2)	3,732	3,727
Total Media/Telecom - Cable/Wireless Video		90,760

Media/Telecom - Diversified Media — 0.3%
Mav Acquisition Corp, 5.25%, (1-Month USD LIBOR + 4.75%), 07/28/28(2)	24,000	23,860
William Morris Endeavor Entertainment LLC, 2.84%, (1-Month USD LIBOR + 2.75%), 05/18/25(2)	29,839	29,333
Total Media/Telecom - Diversified Media		53,193

Media/Telecom - Telecommunications — 0.3%
Altice France SA/France, 3.81%, (3-Month USD LIBOR + 3.69%), 01/31/26(2)	29,463	29,194
CenturyLink, Inc., 2.33%, (1-Month USD LIBOR + 2.25%), 03/15/27(2)	14,738	14,578
Consolidated Communications, Inc., 4.25%, (1-Month USD LIBOR + 3.50%), 10/02/27(2)	10,710	10,722
Securus Technologies Holdings, Inc., 5.50%, (3-Month USD LIBOR + 4.50%), 11/01/24(2)	9,897	9,492
Total Media/Telecom - Telecommunications		63,986

Retail — 0.8%
CNT Holdings I Corp., 4.50%, (3-Month USD LIBOR + 3.75%), 11/08/27(2)	24,875	24,946
Great American Outdoors, 5.00%, (3-Month USD LIBOR + 4.25%), 03/06/28(2)	29,775	29,911
Harbor Freight Tools USA Inc, 3.25%, (1-Month USD LIBOR + 2.75%), 10/19/27(2)	39,699	39,616
Michaels Cos Inc. (The), 5.00%, (3-Month USD LIBOR + 4.25%), 04/15/28(2)	19,950	19,947
Petco Health & Wellness Co, Inc., 4.00%, (3-Month USD LIBOR + 3.25%), 03/03/28(2)	19,900	19,918
PetSmart, Inc., 4.50%, (3-Month USD LIBOR + 3.75%), 02/11/28(2)	19,950	20,002

Security Description	Principal	Value

TERM LOANS (continued)

Retail (continued)
Rising Tide Holdings Inc, 5.50%, (1-Month USD LIBOR + 4.75%), 06/01/28(2)	$14,963	$14,993
Total Retail		169,333

Service — 2.4%
AIT Worldwide Logistics Holdings, Inc., 5.50%, (3-Month USD LIBOR + 4.75%), 04/06/28(2)	15,000	15,059
AlixPartners, LLP, 0.00%, (1-Month USD LIBOR + 0.00%), 02/04/28(5)	10,000	9,978
AlixPartners, LLP, 3.25%, (1-Month USD LIBOR + 2.75%), 02/04/28(2)	19,950	19,906
Allied Universal Holdco LLC, 4.25%, (3-Month USD LIBOR + 3.75%), 05/12/28(2)	10,000	10,007
Dun & Bradstreet Corp. (The), 3.34%, (1-Month USD LIBOR + 3.25%), 02/06/26(2)	54,414	54,259
DXP Enterprises, Inc., 5.75%, (1-Month USD LIBOR + 4.75%), 12/23/27(2)	14,888	14,902
ENSEMBLE RCM LLC, 3.88%, (3-Month USD LIBOR + 3.75%), 08/03/26(2)	4,962	4,975
Grab Holdings, Inc., 5.50%, (3-Month USD LIBOR + 4.50%), 01/29/26(2)	34,825	35,231
Hertz Corp. (The), 0.00%, (1-Month USD LIBOR + 0.00%), 06/30/28(5)	4,704	4,716
Hertz Corp. (The), 4.00%, (1-Month USD LIBOR + 3.50%), 06/30/28(2)	25,683	25,747
Hertz Corp. (The), 4.00%, (1-Month USD LIBOR + 3.50%), 06/30/28(2)	4,852	4,864
Hoya Midco, LLC, 4.50%, (1-Month USD LIBOR + 3.50%), 06/30/24(2)	22,373	22,403
Paysafe Holdings US Corp, 3.25%, (3-Month USD LIBOR + 2.75%), 06/28/28(2)	39,900	39,794
Peraton Corp., 4.50%, (1-Month USD LIBOR + 3.75%), 02/01/28(2)	31,840	31,957
PODS LLC, 3.75%, (1-Month USD LIBOR + 3.00%), 03/31/28(2)	44,775	44,761
Sedgwick Claims Management Services, Inc., 3.83%, (1-Month USD LIBOR + 3.75%), 09/03/26(2)	49,545	49,496
Sweetwater Borrower LLC, 5.50%, (3-Month USD LIBOR + 4.75%), 08/07/28(2)	20,000	20,025
TTF Holdings LLC, 4.75%, (1-Month USD LIBOR + 4.00%), 03/31/28(2)	9,350	9,373
University Support Services LLC, 0.00%, (1-Month USD LIBOR + 0.00%), 06/29/28(5)	32,160	32,034
Weld North Education LLC, 4.75%, (1-Month USD LIBOR + 3.75%), 12/21/27(2)	36,167	36,252
Total Service		485,739

Technology — 0.1%
Magenta Buyer LLC, 5.75%, (3-Month USD LIBOR + 5.00%), 04/29/28(2)	20,000	19,887

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2021

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value

TERM LOANS (continued)

Transportation - Automotive — 0.4%
Cooper-Standard Automotive, Inc., 2.75%, (1-Month USD LIBOR + 2.00%), 11/02/23(2)	$49,191	$45,951
Mavis Tire Express Services TopCo LP, 4.75%, (1-Month USD LIBOR + 4.00%), 05/04/28(2)	19,950	19,998
PAI Holdco Inc, 4.25%, (3-Month USD LIBOR + 3.50%), 10/28/27(2)	4,975	4,986
Total Transportation - Automotive		70,935

Transportation - Land Transportation — 0.1%
ASP LS Acquisition Corp., 0.00%, (1-Month USD LIBOR + 0.00%), 04/30/28(5)	10,000	10,031

Utilities — 0.2%
Brookfield WEC Holdings, Inc., 3.25%, (1-Month USD LIBOR + 2.75%), 08/01/25(2)	33,713	33,516

Total Term Loans
(Cost $4,014,100)		4,027,721

FOREIGN BONDS — 15.8%

Communication Services — 0.2%
Telesat Canada / Telesat LLC, 6.50%, 10/15/27 (Canada)(1)	50,000	40,664

Consumer Discretionary — 0.2%
Gateway Casinos & Entertainment Ltd., 8.25%, 03/01/24 (Canada)(1)	35,000	36,083

Consumer Staples — 0.6%
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 01/23/29 (Belgium)	45,000	52,857
BAT Capital Corp., 4.91%, 04/02/30 (United Kingdom)	55,000	62,362
Total Consumer Staples		115,219

Energy — 2.5%
BP Capital Markets PLC, 4.88%, (US 5 Year CMT T- Note + 4.40%), perpetual (United Kingdom)(2)(3)	60,000	65,464
Coronado Finance Pty Ltd., 10.75%, 05/15/26 (Australia)(1)	40,000	43,563
Ecopetrol SA, 4.63%, 11/02/31 (Colombia)	55,000	54,664
Northriver Midstream Finance LP, 5.63%, 02/15/26 (Canada)(1)	20,000	20,694
Petrobras Global Finance BV, 7.38%, 01/17/27 (Brazil)	25,000	29,438
Petrobras Global Finance BV, 5.60%, 01/03/31 (Brazil)	20,000	20,945
Petroleos Mexicanos, 6.50%, 03/13/27 (Mexico)	95,000	101,401
Petroleos Mexicanos, 5.95%, 01/28/31 (Mexico)	85,000	83,795
Petroleos Mexicanos, 6.35%, 02/12/48 (Mexico)	80,000	68,367

Security Description	Principal	Value

FOREIGN BONDS (continued)

Energy (continued)
Petroleos Mexicanos, 7.69%, 01/23/50 (Mexico)	$20,000	$19,141
Total Energy		507,472

Financials — 1.0%
Ascot Group Ltd., 4.25%, 12/15/30 (Bermuda)(1)	45,000	47,026
Banco Santander Chile, 3.18%, 10/26/31 (Chile)(1)	150,000	150,487
Total Financials		197,513

Government — 9.5%
Dominican Republic International Bond, 5.95%, 01/25/27 (Dominican Republic)(1)	100,000	111,751
Ecuador Government International Bond, 1.00%, 07/31/35 (Ecuador)(1)(6)(7)	30,000	19,913
Egypt Government International Bond, 7.60%, 03/01/29 (Egypt)(1)	200,000	201,596
Emirate of Dubai Government International Bonds, Series E, 5.25%, 01/30/43 (United Arab Emirates)	200,000	229,741
Ghana Government International Bond, 8.13%, 03/26/32 (Ghana)(1)	200,000	176,996
Israel Government International Bond, 2.75%, 07/03/30 (Israel)	200,000	211,539
Mexico Government International Bond, 4.50%, 01/31/50 (Mexico)	200,000	210,720
Pakistan Government International Bond, 8.25%, 09/30/25 (Pakistan)(1)	200,000	217,976
Saudi Government International Bond, 3.63%, 03/04/28 (Saudi Arabia)(1)	200,000	218,153
Turkey Government International Bond, 7.38%, 02/05/25 (Turkey)	105,000	111,062
Ukraine Government International Bond, 7.25%, 03/15/33 (Ukraine)(1)	200,000	204,182
Total Government		1,913,629

Health Care — 0.2%
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26 (Israel)	35,000	33,031

Industrials — 0.6%
Avolon Holdings Funding Ltd., 4.38%, 05/01/26 (Ireland)(1)	47,000	50,732
Bombardier, Inc., 6.00%, 02/15/28 (Canada)(1)	15,000	15,150
British Airways Pass-Through Trust, Class A, Series 2021-1, 2.90%, 03/15/35 (United Kingdom)(1)	40,000	40,524
Seaspan Corp., 5.50%, 08/01/29 (Hong Kong)(1)	5,000	5,056
Titan Acquisition Ltd. / Titan Co.-Borrower LLC, 7.75%, 04/15/26 (Canada)(1)	20,000	20,431
Total Industrials		131,893

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2021

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value

FOREIGN BONDS (continued)

Materials — 1.0%
Eldorado Gold Corp., 6.25%, 09/01/29 (Turkey)(1)	$40,000	$40,662
NOVA Chemicals Corp., 5.00%, 05/01/25 (Canada)(1)	30,000	31,650
Suzano Austria GmbH, 2.50%, 09/15/28 (Brazil)	20,000	18,950
Taseko Mines Ltd., 7.00%, 02/15/26 (Canada)(1)	55,000	56,925
Teck Resources Ltd., 6.13%, 10/01/35 (Canada)	50,000	64,674
Total Materials		212,861

Total Foreign Bonds
(Cost $3,182,038)		3,188,365

MORTGAGE BACKED SECURITIES — 7.2%

Commercial Mortgage Backed Securities — 0.9%
CF Hippolyta LLC, Class A1, Series 2020-1, 1.69%, 07/15/60(1)	93,191	93,271
Morgan Stanley Bank of America Merrill Lynch Trust, Class AS, Series 2015-C22, 3.56%, 04/15/48	60,000	62,545
Sutherland Commercial Mortgage Loans, Class A, Series 2017-SBC6, 3.19%, 05/25/37(1)(2)(8)	18,955	18,900
Total Commercial Mortgage Backed Securities		174,716

Mortgage Backed Security — 0.4%
COMM Mortgage Trust, Class B, Series 2020-CBM, 3.10%, 02/10/37(1)	45,000	45,593
Federal National Mortgage Association, 3.50%, 05/01/49	42,744	45,153
Total Mortgage Backed Security		90,746

Residential Mortgage Backed Securities — 5.9%
Ajax Mortgage Loan Trust, Class A1, Series 2019-D, 2.96%, 09/25/65(1)(7)	82,742	83,295
AMSR Trust, Class D, Series 2021-SFR3, 2.18%, 10/17/38(1)	100,000	98,745
Arroyo Mortgage Trust, Class A1, Series 2019-2, 3.35%, 04/25/49(1)(2)(8)	38,974	39,304
CAFL Issuer LLC, Class A1, Series 2021-RTL1, 2.24%, 03/26/29(1)(7)	100,000	99,837
Cascade MH Asset Trust, Class A1, Series 2021-MH1, 1.75%, 02/25/46(1)	96,824	95,995
COLT Mortgage Pass-Through Certificates, Class A1, Series 2021-1R, 0.86%, 05/25/65(1)(2)(8)	52,363	52,238
CSMC, Class A1, Series 2021-NQM1, 0.81%, 05/25/65(1)(2)(8)	67,365	67,156
New Residential Mortgage Loan Trust, Class A1, Series 2016-1A, 3.75%, 03/25/56(1)(2)(8)	60,759	64,637
OBX Trust, Class A1, Series 2021-NQM3, 1.05%, 07/25/61(1)(2)(8)	57,127	56,791
RCKT Mortgage Trust, Class A1, Series 2020-1, 3.00%, 02/25/50(1)(2)(8)	36,715	37,371
Sequoia Mortgage Trust, Class B1, Series 2013-8, 3.50%, 06/25/43(2)(8)	100,056	101,738

Security Description	Principal	Value

MORTGAGE BACKED SECURITIES (continued)

Residential Mortgage Backed Securities (continued)
SG Residential Mortgage Trust, Class A1, Series 2019-3, 2.70%, 09/25/59(1)(2)(8)	$16,029	$16,072
Towd Point Mortgage Trust, Class A2, Series 2018-6, 3.75%, 03/25/58(1)(2)(8)	100,000	105,868
Towd Point Mortgage Trust, Class A1, Series 2018-4, 3.00%, 06/25/58(1)(2)(8)	56,333	58,122
VCAT LLC, Class A1, Series 2021-NPL5, 1.87%, 08/25/51(1)(7)	98,649	98,488
VOLT XCIV LLC, Class A1, Series 2021-NPL3, 2.24%, 02/27/51(1)(7)	115,448	115,365
Total Residential Mortgage Backed Securities		1,191,022

Total Mortgage Backed Securities
(Cost $1,455,854)		1,456,484

U.S. GOVERNMENT SECURITIES — 6.6%
U.S. Treasury Note
0.13%, 05/31/22	190,000	190,028
0.13%, 12/31/22	155,000	154,837
0.13%, 08/31/23	510,000	507,111
1.25%, 08/31/24	45,000	45,664
0.25%, 05/31/25	435,000	424,414

Total U.S. Government Securities
(Cost $1,334,236)		1,322,054

ASSET BACKED SECURITIES — 6.1%
American Credit Acceptance Receivables Trust, Class D, Series 2020-4, 1.77%, 12/14/26(1)	45,000	45,373
Arbys Funding LLC, Class A2, Series 2020-1A, 3.24%, 07/30/50(1)	49,500	51,596
Avant Credit Card Master Trust, Class A, Series 2021-1A, 1.37%, 04/15/27(1)	50,000	49,568
BHG Securitization Trust, Class B, Series 2021-B, 1.67%, 10/17/34(1)	100,000	99,118
Business Jet Securities LLC, Class A, Series 2020-1A, 2.98%, 11/15/35(1)	14,664	14,767
Carvana Auto Receivables Trust, Class D, Series 2019-3A, 3.04%, 04/15/25(1)	55,000	56,438
CCG Receivables Trust, Class B, Series 2019-2, 2.55%, 03/15/27(1)	100,000	102,040
DT Auto Owner Trust, Class C, Series 2019-2A, 3.18%, 02/18/25(1)	66,954	67,528
Exeter Automobile Receivables Trust, Class E, Series 2019-2A, 4.68%, 05/15/26(1)	55,000	57,877
FAT Brands Royalty LLC, Class A2, Series 2021-1A, 4.75%, 04/25/51(1)	50,000	49,923
Flagship Credit Auto Trust, Class C, Series 2019-2, 3.09%, 05/15/25(1)	130,000	133,134
MAPS Trust, Class A, Series 2021-1A, 2.52%, 06/15/46(1)	48,720	48,558
Marlette Funding Trust, Class A, Series 2019-4A, 2.39%, 12/17/29(1)	8,062	8,081

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2021

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value

ASSET BACKED SECURITIES (continued)
MVW Owner Trust, Class A, Series 2019-1A, 2.89%, 11/20/36(1)	$40,244	$41,113
TRP LLC, Class A, Series 2021-1, 2.07%, 06/19/51(1)	69,618	69,360
United Auto Credit Securitization Trust, Class E, Series 2019-1, 4.29%, 08/12/24(1)	80,000	80,584
Upstart Pass-Through Trust, Class A, Series 2021-ST8, 1.75%, 10/20/29(1)	98,221	97,835
Upstart Securitization Trust, Class B, Series 2021-2, 1.75%, 06/20/31(1)	60,000	59,820
Veros Automobile Receivables Trust, Class B, Series 2020-1, 2.19%, 06/16/25(1)	55,000	55,292
Westlake Automobile Receivables Trust, Class C, Series 2020-3A, 1.24%, 11/17/25(1)	45,000	45,235

Total Asset Backed Securities
(Cost $1,225,101)		1,233,240

(1)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At October 31, 2021, the aggregate value of these securities was $8,582,539, or 42.5% of net assets.

(2)Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2021.

(3)Perpetual security with no stated maturity date.

(4)Payment in-kind security.

(5)The loan will settle after October 31, 2021. The interest rate, based on the LIBOR and the agreed upon spread on trade date, will be determined at the time of settlement.

(6)Security in default, interest payments are being received during the bankruptcy proceedings.

(7)Represents step coupon bond. Rate shown reflects the rate in effect as of October 31, 2021.

(8)Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions.

(9)Amount rounds to less than 0.05%.

(10)The rate shown reflects the seven-day yield as of October 31, 2021.

Abbreviations:

CMT — Constant Maturity Treasury Index

ETF — Exchange Traded Fund

LIBOR — London InterBank Offered Rate

PIK — Payment in-Kind

SOFR — Secured Overnight Financing Rate

Currency Abbreviations

USD — United States Dollar

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2021.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Corporate Bonds	$—	$8,306,104	$—	$8,306,104
Term Loans	—	4,027,721	—	4,027,721
Foreign Bonds	—	3,188,365	—	3,188,365
Mortgage Backed Securities	—	1,456,484	—	1,456,484
U.S. Government Securities	—	1,322,054	—	1,322,054
Asset Backed Securities	—	1,233,240	—	1,233,240
Exchange Traded Fund	103,628	—	—	103,628
Municipal Bond	—	5,443	—	5,443
Money Market Fund	533,033	—	—	533,033
Total	$636,661	$19,539,411	$—	$20,176,072

Security Description	Principal/ Shares	Value

EXCHANGE TRADED FUND — 0.5%

Debt Fund — 0.5%

VanEck Vectors High Yield Muni ETF
(Cost $104,563)	1,669	$103,628

MUNICIPAL BOND — 0.0%(9)
Sales Tax Securitization Corp., 3.41%, 01/01/43
(Cost $5,000)	$5,000	5,443

MONEY MARKET FUND — 2.6%
JP Morgan U.S. Government Money Market Institutional Shares, 0.01%(10) (Cost $533,033)	533,033	533,033

TOTAL INVESTMENTS — 100.0%
(Cost $19,935,708)		20,176,072
Liabilities in Excess of Other Assets — (0.0)%(9)		(5,309)
Net Assets — 100.0%		$20,170,763

Schedule of Investments — Virtus Private Credit Strategy ETF

October 31, 2021

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

COMMON STOCKS — 60.7%

Financials — 60.7%
Apollo Investment Corp.(1)	58,260	$782,432
Ares Capital Corp.(1)	26,569	569,639
Bain Capital Specialty Finance, Inc.(1)	39,399	614,230
Barings BDC, Inc.	31,452	353,520
BlackRock Capital Investment Corp.	213,509	924,494
BlackRock TCP Capital Corp.	44,377	637,254
Capital Southwest Corp.	21,471	606,126
Crescent Capital BDC, Inc.	15,295	307,277
Fidus Investment Corp.	31,332	553,323
First Eagle Alternative Capital BDC, Inc.	65,178	309,596
FS KKR Capital Corp.(1)	36,287	796,863
Gladstone Capital Corp.(1)	39,925	469,917
Gladstone Investment Corp.(1)	29,824	472,710
Goldman Sachs BDC, Inc.	33,271	631,151
Golub Capital BDC, Inc.	34,109	541,651
Hercules Capital, Inc.(1)	32,098	567,172
Horizon Technology Finance Corp.(1)	28,101	490,362
Main Street Capital Corp.(1)	9,574	419,533
Monroe Capital Corp.	27,407	282,840
New Mountain Finance Corp.	47,657	670,057
Oaktree Specialty Lending Corp.	50,673	373,460
OFS Capital Corp.	29,752	327,867
Oxford Square Capital Corp.	70,180	298,265
PennantPark Floating Rate Capital Ltd.(1)	45,454	612,265
PennantPark Investment Corp.	97,013	657,748
Portman Ridge Finance Corp.	12,662	313,385
Prospect Capital Corp.(1)	70,827	580,073
Saratoga Investment Corp.(1)	14,912	430,211
Sixth Street Specialty Lending, Inc.(1)	29,537	704,162
SLR Investment Corp.	29,250	577,688
SLR Senior Investment Corp.	18,981	296,863
Stellus Capital Investment Corp.(1)	46,412	645,591
TCG BDC, Inc.	53,856	759,908
TriplePoint Venture Growth BDC Corp.(1)	40,691	724,300
WhiteHorse Finance, Inc.	39,973	608,789
Total Financials		18,910,722

Total Common Stocks
(Cost $19,240,163)		18,910,722

CLOSED-END FUNDS — 37.8%
BlackRock Debt Strategies Fund, Inc.	40,404	474,343
BlackRock Floating Rate Income Strategies Fund, Inc.	31,596	426,862
BlackRock Floating Rate Income Trust	31,931	435,858
BlackRock Innovation & Growth Trust	4,811	88,522
BlackRock Limited Duration Income Trust	24,415	422,135
Blackstone Senior Floating Rate Term Fund	29,561	487,165

Security Description	Shares	Value

CLOSED-END FUNDS (continued)

BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.(1)	44,736	$425,887
Eagle Point Credit Co., Inc.(1)	60,103	845,048
Eaton Vance Floating-Rate Income Trust	26,258	393,607
Eaton Vance Senior Floating-Rate Trust(1)	29,082	433,322
Eaton Vance Senior Income Trust	55,436	386,389
First Trust Senior Floating Rate 2022 Target Term Fund	21,255	205,961
First Trust Senior Floating Rate Income Fund II(1)	42,534	518,490
Invesco Dynamic Credit Opportunities Fund(1)	7,084	81,112
Invesco Senior Income Trust	92,393	414,845
KKR Income Opportunities Fund	34,947	582,567
Nuveen Credit Strategies Income Fund	150,127	989,337
Nuveen Floating Rate Income Fund	45,383	464,722
Nuveen Floating Rate Income Opportunity Fund	45,766	459,033
Nuveen Senior Income Fund(1)	81,646	486,610
Oxford Lane Capital Corp.	168,916	1,351,328
Pioneer Floating Rate Fund, Inc.(1)	37,268	437,899
Saba Capital Income & Opportunities Fund(1)	77,529	362,060
XAI Octagon Floating Rate Alternative Income Term Trust(1)	69,486	625,374

Total Closed-End Funds
(Cost $11,596,351)		11,798,476

SECURITIES LENDING COLLATERAL — 12.5%

Money Market Fund — 12.5%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%(2)(3)
(Cost $3,894,917)	3,894,917	3,894,917

TOTAL INVESTMENTS — 111.0%
(Cost $34,731,431)		34,604,115
Liabilities in Excess of Other Assets — (11.0)%		(3,415,409)
Net Assets — 100.0%		$31,188,706

(1)All or a portion of the security was on loan. The aggregate market value of securities on loan was $5,699,185; total market value of collateral held by the Fund was $5,858,048. Market value of the collateral held includes non-cash U.S. Treasury securities having a value of $1,963,131.

(2)Represents securities purchased with cash collateral received for securities on loan.

(3)The rate shown reflects the seven-day yield as of October 31, 2021.

Schedule of Investments — Virtus Private Credit Strategy ETF (continued)

October 31, 2021

The accompanying notes are an integral part of these financial statements.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2021.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$18,910,722	$—	$—	$18,910,722
Closed-End Funds	11,717,364	81,112	—	11,798,476
Money Market Fund	3,894,917	—	—	3,894,917
Total	$34,523,003	$81,112	$—	$34,604,115

Schedule of Investments — Virtus Real Asset Income ETF

October 31, 2021

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

COMMON STOCKS — 99.0%

Communication Services — 4.1%
Cogent Communications Holdings, Inc.	20,484	$1,568,869
KT Corp. (South Korea)(1)	107,127	1,372,297
Mobile TeleSystems PJSC (Russia)(1)	148,957	1,368,915
Telefonica SA (Spain)*(1)(2)	309,203	1,345,033
Total Communication Services		5,655,114

Energy — 24.0%
Canadian Natural Resources Ltd. (Canada)	43,363	1,843,361
ConocoPhillips	23,590	1,757,219
Coterra Energy, Inc.	75,863	1,617,399
Delek Logistics Partners LP(2)	32,573	1,637,119
Delek US Holdings, Inc.*	88,530	1,721,909
DT Midstream, Inc.	33,387	1,601,241
Ecopetrol SA (Colombia)(1)(2)	110,181	1,669,242
Enbridge, Inc. (Canada)	37,164	1,555,685
EOG Resources, Inc.	19,688	1,820,353
Imperial Oil Ltd. (Canada)	50,715	1,718,224
Kinder Morgan, Inc.	91,055	1,525,171
Marathon Petroleum Corp.	24,515	1,616,274
MPLX LP	52,027	1,567,053
North American Construction Group Ltd. (Canada)	104,386	1,796,483
ONEOK, Inc.	26,777	1,703,553
Phillips 66 Partners LP(2)	42,180	1,558,129
Pioneer Natural Resources Co.	9,788	1,830,160
TC Energy Corp. (Canada)	30,352	1,642,043
Valero Energy Corp.	22,485	1,738,765
Williams Cos., Inc. (The)	58,678	1,648,265
Total Energy		33,567,648

Industrials — 1.1%
Boise Cascade Co.	27,437	1,553,483

Materials — 18.8%
Agnico Eagle Mines Ltd. (Canada)	27,965	1,483,543
Air Products and Chemicals, Inc.	5,694	1,707,118
Avient Corp.	32,272	1,738,816
Barrick Gold Corp. (Canada)	79,605	1,462,344
Celanese Corp.	10,082	1,628,344
DRDGOLD Ltd. (South Africa)(1)(2)	167,470	1,510,580
FMC Corp.	15,618	1,421,394
Gold Fields Ltd. (South Africa)(1)	175,894	1,632,296
LyondellBasell Industries NV Class A	16,099	1,494,309
Newmont Corp.	26,875	1,451,250
Reliance Steel & Aluminum Co.	10,221	1,493,901
Schweitzer-Mauduit International, Inc.	43,185	1,504,566
Scotts Miracle-Gro Co. (The)	10,096	1,498,852
Southern Copper Corp. (Peru)	25,880	1,552,541
Steel Dynamics, Inc.	25,240	1,667,859
Valvoline, Inc.	47,150	1,601,214
Wheaton Precious Metals Corp. (Brazil)(2)	35,971	1,453,588
Total Materials		26,302,515

Security Description	Shares	Value

COMMON STOCKS (continued)

Real Estate — 32.4%
Agree Realty Corp.	21,212	$1,507,325
Alexandria Real Estate Equities, Inc.	7,473	1,525,538
Apartment Investment and Management Co. Class A	213,787	1,620,505
Brandywine Realty Trust	109,442	1,450,107
CareTrust REIT, Inc.	68,792	1,427,434
CoreSite Realty Corp.	9,647	1,374,312
Cousins Properties, Inc.	39,145	1,550,533
Crown Castle International Corp.	7,835	1,412,651
CubeSmart	28,591	1,572,791
CyrusOne, Inc.	18,596	1,525,244
Digital Realty Trust, Inc.	9,207	1,452,957
Douglas Emmett, Inc.	45,289	1,480,045
Equity Residential	18,050	1,559,520
Essex Property Trust, Inc.	4,456	1,514,728
Extra Space Storage, Inc.	8,197	1,617,842
Four Corners Property Trust, Inc.	53,388	1,548,252
Gaming and Leisure Properties, Inc.	30,733	1,490,243
Getty Realty Corp.	49,335	1,584,640
Innovative Industrial Properties, Inc.	6,128	1,612,216
Iron Mountain, Inc.(2)	32,798	1,496,901
JBG SMITH Properties	48,827	1,409,147
MGM Growth Properties LLC Class A	36,336	1,430,912
Mid-America Apartment Communities, Inc.	7,719	1,576,297
National Health Investors, Inc.	25,771	1,385,964
PS Business Parks, Inc.	9,322	1,656,519
RE/MAX Holdings, Inc. Class A	46,999	1,495,038
SL Green Realty Corp.(2)	20,934	1,466,845
STORE Capital Corp.	42,670	1,464,861
UDR, Inc.	27,381	1,520,467
Vornado Realty Trust	34,526	1,471,843
Total Real Estate		45,201,677

Utilities — 18.6%
AES Corp. (The)	62,050	1,559,317
Algonquin Power & Utilities Corp. (Canada)(2)	96,057	1,386,103
Alliant Energy Corp.	25,570	1,446,495
Black Hills Corp.	23,006	1,527,138
CMS Energy Corp.	23,885	1,441,460
Dominion Energy, Inc.	19,625	1,490,126
DTE Energy Co.	12,889	1,460,968
Enel Americas SA (Chile)(1)	231,294	1,309,124
Enel Chile SA (Chile)(1)	599,476	1,300,863
Evergy, Inc.	23,376	1,490,220
Eversource Energy	17,706	1,503,239
IDACORP, Inc.	14,106	1,471,538
NRG Energy, Inc.	34,820	1,388,970
OGE Energy Corp.	43,777	1,491,482
Pinnacle West Capital Corp.	20,133	1,298,377
PNM Resources, Inc.	29,665	1,475,834
WEC Energy Group, Inc.	16,099	1,449,876

Schedule of Investments — Virtus Real Asset Income ETF (continued)

October 31, 2021

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

COMMON STOCKS (continued)

Utilities (continued)
Xcel Energy, Inc.	23,243	$1,501,265
Total Utilities		25,992,395

Total Common Stocks
(Cost $120,315,603)		138,272,832

SECURITIES LENDING COLLATERAL — 1.4%

Money Market Fund — 1.4%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%(3)(4)
(Cost $1,923,290)	1,923,290	1,923,290

TOTAL INVESTMENTS — 100.4%
(Cost $122,238,893)		140,196,122
Liabilities in Excess of Other Assets — (0.4)%		(613,139)
Net Assets — 100.0%		$139,582,983

*Non-income producing security.

(1)American Depositary Receipts.

(2)All or a portion of the security was on loan. The aggregate market value of securities on loan was $10,170,205; total market value of collateral held by the Fund was $11,056,664. Market value of the collateral held includes non-cash U.S. Treasury securities having a value of $9,133,374.

(3)Represents securities purchased with cash collateral received for securities on loan.

(4)The rate shown reflects the seven-day yield as of October 31, 2021.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2021.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$138,272,832	$—	$—	$138,272,832
Money Market Fund	1,923,290	—	—	1,923,290
Total	$140,196,122	$—	$—	$140,196,122

Schedule of Investments — Virtus WMC International Dividend ETF

October 31, 2021

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

COMMON STOCKS — 99.0%

Australia — 9.9%
Aurizon Holdings Ltd.	24,465	$62,021
BHP Group Ltd.	7,286	200,490
BHP Group PLC	1,576	41,735
Fortescue Metals Group Ltd.	6,184	64,801
Magellan Financial Group Ltd.	437	11,397
Rio Tinto Ltd.	872	59,227
Rio Tinto PLC	2,821	176,066
Transurban Group	753	7,613
Wesfarmers Ltd.	1,993	85,831
Total Australia		709,181

Belgium — 0.6%
Proximus SADP	2,086	39,270

Canada — 9.8%
Algonquin Power & Utilities Corp.	4,349	62,691
Bank of Nova Scotia (The)	1,140	74,741
BCE, Inc.	1,699	87,462
Canadian Imperial Bank of Commerce	635	77,051
Enbridge, Inc.	1,865	78,120
Great-West Lifeco, Inc.	1,810	53,250
IGM Financial, Inc.	959	38,078
Intact Financial Corp.	27	3,620
Power Corp. of Canada	1,122	37,370
Royal Bank of Canada	174	18,111
TC Energy Corp.	1,350	73,030
TELUS Corp.	3,268	74,967
Toronto-Dominion Bank (The)	306	22,213
Total Canada		700,704

China — 0.2%
BOC Hong Kong Holdings Ltd.	5,527	17,546

Denmark — 1.7%
Coloplast A/S Class B	87	14,182
Novo Nordisk A/S Class B	737	80,663
Tryg A/S	996	23,612
Total Denmark		118,457

Finland — 2.0%
Fortum OYJ	850	25,253
Kone OYJ Class B	929	63,319
Nordea Bank Abp	1,614	19,745
Orion OYJ Class B	558	24,144
Sampo OYJ Class A	156	8,295
Total Finland		140,756

France — 6.9%
Amundi SA(1)	108	9,620
AXA SA	2,756	80,158

Security Description	Shares	Value

COMMON STOCKS (continued)

France (continued)
Bouygues SA	269	$10,884
Danone SA	306	19,933
La Francaise des Jeux SAEM(1)	231	11,990
Orange SA	4,535	49,463
Sanofi	2,348	234,596
TotalEnergies SE	1,532	76,808
Total France		493,452

Germany — 8.0%
Allianz SE	933	216,951
BASF SE	934	67,244
Daimler AG	660	65,416
Deutsche Post AG	947	58,590
E.ON SE	1,617	20,498
SAP SE	166	24,049
Siemens AG	537	87,082
Telefonica Deutschland Holding AG	11,513	29,985
Total Germany		569,815

Hong Kong — 4.1%
CK Infrastructure Holdings Ltd.	3,121	18,813
CLP Holdings Ltd.	1,491	14,593
Hang Seng Bank Ltd.	878	16,701
HKT Trust & HKT Ltd.	50,829	68,987
Hong Kong Exchanges & Clearing Ltd.	274	16,580
Link REIT	465	4,124
MTR Corp. Ltd.	2,056	11,204
New World Development Co., Ltd.	2,111	9,157
Power Assets Holdings Ltd.	14,106	86,027
Sino Land Co., Ltd.	20,811	27,336
Sun Hung Kai Properties Ltd.	818	10,881
Xinyi Glass Holdings Ltd.	4,225	11,919
Total Hong Kong		296,322

Italy — 3.3%
Assicurazioni Generali SpA	4,868	106,077
Enel SpA	3,648	30,515
Eni SpA	1,885	27,029
Snam SpA	11,456	64,852
Terna — Rete Elettrica Nazionale	1,057	7,871
Total Italy		236,344

Japan — 16.3%
ABC-Mart, Inc.	233	11,141
Bandai Namco Holdings, Inc.	382	29,115
Bridgestone Corp.	585	25,761
Canon, Inc.	1,323	29,693
Chugai Pharmaceutical Co., Ltd.	94	3,503
Daito Trust Construction Co., Ltd.	103	12,760
Denso Corp.	85	6,133

Schedule of Investments — Virtus WMC International Dividend ETF (continued)

October 31, 2021

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

COMMON STOCKS (continued)

Japan (continued)
Disco Corp.	20	$5,370
FANUC Corp.	45	8,809
ITOCHU Corp.	616	17,522
Itochu Techno-Solutions Corp.	699	22,017
Japan Exchange Group, Inc.	439	10,375
Japan Tobacco, Inc.	6,894	135,219
Kansai Paint Co., Ltd.	136	3,142
KDDI Corp.	381	11,794
Kirin Holdings Co., Ltd.	678	11,784
Mitsubishi Corp.	2,660	84,298
Mitsui & Co., Ltd.	1,805	41,049
MS&AD Insurance Group Holdings, Inc.	633	20,471
Nintendo Co., Ltd.	184	81,042
Nomura Research Institute Ltd.	454	18,084
Obic Co., Ltd.	117	21,547
Otsuka Corp.	464	22,798
SBI Holdings, Inc.	340	8,776
SCSK Corp.	297	5,993
Sekisui House Ltd.	3,269	67,732
Seven & i Holdings Co., Ltd.	198	8,307
SoftBank Corp.	8,564	116,804
Sumitomo Corp.	1,472	20,884
Takeda Pharmaceutical Co., Ltd.	1,601	44,992
Tokyo Electron Ltd.	101	46,834
Toyota Motor Corp.	2,935	51,670
Trend Micro, Inc.	1,445	81,521
United Urban Investment Corp.	3	3,738
USS Co., Ltd.	4,480	71,932
Total Japan		1,162,610

Netherlands — 1.1%
ASML Holding NV	14	11,337
Koninklijke Ahold Delhaize NV	1,173	38,144
Randstad NV	391	28,114
Total Netherlands		77,595

Norway — 1.3%
Gjensidige Forsikring ASA	1,197	29,770
Telenor ASA	4,129	65,176
Total Norway		94,946

Portugal — 0.1%
Galp Energia SGPS SA	559	5,811

Singapore — 2.7%
Ascendas Real Estate Investment Trust	13,900	31,851
CapitaLand Integrated Commercial Trust	15,781	25,160
Mapletree Logistics Trust	6,494	9,728
Oversea-Chinese Banking Corp. Ltd.	2,942	25,744
Singapore Exchange Ltd.	1,491	10,703

Security Description	Shares	Value

COMMON STOCKS (continued)

Singapore (continued)
Singapore Technologies Engineering Ltd.	11,430	$32,463
United Overseas Bank Ltd.	1,147	22,753
Venture Corp. Ltd.	2,367	33,017
Total Singapore		191,419

Spain — 3.6%
ACS Actividades de Construccion y Servicios SA	725	18,966
Enagas SA	3,759	84,323
Endesa SA	1,032	23,794
Naturgy Energy Group SA	3,304	86,816
Red Electrica Corp. SA	1,925	40,078
Total Spain		253,977

Sweden — 1.8%
Evolution AB(1)	21	3,397
Industrivarden AB Class A	16	521
Skandinaviska Enskilda Banken AB Class A	2,129	33,281
Svenska Handelsbanken AB Class A	1,027	11,760
Swedbank AB Class A	1,037	22,489
Tele2 AB Class B	3,743	52,802
Telia Co. AB	1,667	6,560
Total Sweden		130,810

Switzerland — 10.8%
ABB Ltd.	606	20,048
Adecco Group AG	324	16,303
Cie Financiere Richemont SA	90	11,117
EMS-Chemie Holding AG	25	24,779
Kuehne + Nagel International AG	82	25,820
Nestle SA	596	78,646
Novartis AG	2,752	227,349
Roche Holding AG	199	76,951
SGS SA	12	35,491
Swiss Life Holding AG	24	13,174
Zurich Insurance Group AG	553	245,154
Total Switzerland		774,832

United Kingdom — 13.8%
Admiral Group PLC	2,197	86,293
Aviva PLC	1,832	9,896
BAE Systems PLC	5,531	41,768
British American Tobacco PLC	4,692	163,517
Direct Line Insurance Group PLC	16,533	66,159
GlaxoSmithKline PLC	6,832	141,053
Imperial Brands PLC	5,509	116,257
Legal & General Group PLC	7,494	29,629
National Grid PLC	2,678	34,282
Persimmon PLC	1,763	65,651
Phoenix Group Holdings PLC	3,674	33,014
SSE PLC	22	495

Schedule of Investments — Virtus WMC International Dividend ETF (continued)

October 31, 2021

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Unilever PLC	3,682	$197,126
Total United Kingdom		985,140

United States — 1.0%
Swiss Re AG	733	70,962

Total Common Stocks
(Cost $6,893,450)		7,069,949

PREFERRED STOCKS — 0.2%

Germany — 0.2%
Porsche Automobil Holding SE, 2.53%	165	17,132

Security Description	Shares	Value

PREFERRED STOCKS (continued)

Total Preferred Stocks
(Cost $12,125)		$17,132

TOTAL INVESTMENTS — 99.2%
(Cost $6,905,575)		7,087,081
Other Assets in Excess of Liabilities — 0.8%		54,627
Net Assets — 100.0%		$7,141,708

(1)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At October 31, 2021, the aggregate value of these securities was $25,007, or 0.4% of net assets.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2021.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$7,069,949	$—	$—	$7,069,949
Preferred Stocks	17,132	—	—	17,132
Total	$7,087,081	$—	$—	$7,087,081

Statements of Assets and Liabilities

October 31, 2021

The accompanying notes are an integral part of these financial statements.

	InfraCap REIT Preferred ETF	Virtus InfraCap U.S. Preferred Stock ETF	Virtus LifeSci Biotech Clinical Trials ETF	Virtus LifeSci Biotech Products ETF
Assets:
Investments, at cost	$82,650,321	$638,245,372	$46,886,355	$27,353,194
Investments, at value (including securities on loan)(a)	86,172,369	683,032,891	38,324,341	24,571,610
Cash	819,968	826,606	396,873	495,552
Due from brokers	—	50,011	—	—
Receivables:
Investment securities sold	1,451,730	2,241,341	—	—
Dividends and interest	114,529	1,234,559	4	5
Securities lending	—	—	1,626	664
Tax reclaim	—	—	3,637	—
Prepaid expenses	8,313	8,313	8,313	8,313
Total Assets	88,566,909	687,393,721	38,734,794	25,076,144
Liabilities:
Borrowings	—	153,772,798	—	—
Payables:
Investment securities purchased	987,204	5,973,750	—	—
Collateral for securities on loan	—	—	3,212,074	1,727,478
Interest expense	—	170,268	—	—
Advisory fees	40,876	356,090	32,287	23,457
Total Liabilities	1,028,080	160,272,906	3,244,361	1,750,935
Net Assets	$87,538,829	$527,120,815	$35,490,433	$23,325,209
Net Assets Consist of:
Paid-in capital	$87,065,075	$479,870,523	$79,578,028	$39,665,001
Total distributable earnings (accumulated deficit)	473,754	47,250,292	(44,087,595)	(16,339,792)
Net Assets	$87,538,829	$527,120,815	$35,490,433	$23,325,209
Shares outstanding (unlimited number of shares of beneficial interest authorized, no par value)	3,600,004	20,950,004	800,004	450,004
Net asset value per share	$24.32	$25.16	$44.36	$51.83
(a)Market value of securities on loan	$—	$—	$8,901,218	$4,496,529

Statements of Assets and Liabilities (continued)

October 31, 2021

The accompanying notes are an integral part of these financial statements.

	Virtus Newfleet Multi-Sector Bond ETF	Virtus Private Credit Strategy ETF	Virtus Real Asset Income ETF	Virtus WMC International Dividend ETF
Assets:
Investments, at cost	$19,935,708	$34,731,431	$122,238,893	$6,905,575
Investments, at value (including securities on loan)(a)	20,176,072	34,604,115	140,196,122	7,087,081
Cash	8,325	450,452	1,078,738	22,776
Foreign currency(b)	—	—	—	4,646
Receivables:
Investment securities sold	400,143	397,538	36,907	2
Dividends and interest	148,474	37,162	254,901	24,626
Due from Adviser	12,209	—	—	—
Capital shares sold	—	5,201,531	—	—
Securities lending	—	11,159	2,930	—
Tax reclaim	—	—	1,462	6,321
Prepaid expenses	—	8,256	8,256	8,313
Total Assets	20,745,223	40,710,213	141,579,316	7,153,765
Liabilities:
Payables:
Investment securities purchased	472,465	5,600,766	—	1
Collateral for securities on loan	—	3,894,917	1,923,290	—
Advisory fees	7,725	25,824	73,043	11,112
Professional fees	29,900	—	—	—
Trustee fees	4,383	—	—	—
Other accrued expenses	59,987	—	—	944
Total Liabilities	574,460	9,521,507	1,996,333	12,057
Net Assets	$20,170,763	$31,188,706	$139,582,983	$7,141,708
Net Assets Consist of:
Paid-in capital	$22,851,037	$ 38,851,794	$158,940,446	$6,519,891
Total distributable earnings (accumulated deficit)	(2,680,274)	(7,663,088)	(19,357,463)	621,817
Net Assets	$20,170,763	$31,188,706	$139,582,983	$7,141,708
Shares outstanding (unlimited number of shares of beneficial interest authorized, no par value)	800,004	1,200,004	5,200,004	250,004
Net asset value per share	$25.21	$25.99	$26.84	$28.57
(a)Market value of securities on loan	$—	$5,699,185	$10,170,205	$—
(b)Foreign currency, at cost	$—	$—	$—	$4,603

Statements of Operations

For the Year Ended October 31, 2021

The accompanying notes are an integral part of these financial statements.

	InfraCap REIT Preferred ETF	Virtus InfraCap U.S. Preferred Stock ETF	Virtus LifeSci Biotech Clinical Trials ETF	Virtus LifeSci Biotech Products ETF
Investment Income:
Dividend income (net of foreign withholding taxes)	$2,240,766	$22,055,010	$28,362	$43,348
Interest income	137	131	35	36
Securities lending, net of fees	—	—	85,209	17,648
Total Investment Income	2,240,903	22,055,141	113,606	61,032

Expenses:
Advisory fees	329,255	2,873,532	349,828	218,458
Dividend and interest expenses	—	1,462,754	—	—
Total Expenses	329,255	4,336,286	349,828	218,458
Net Investment Income (Loss)	1,911,648	17,718,855	(236,222)	(157,426)

Net Realized Gain (Loss) on:
Investments	3,297,620	15,916,012	(6,189,891)	(2,889,226)
In-kind redemptions	2,305,833	7,797,491	16,293,946	6,578,282
Written options	—	5,460	—	—
Securities sold short	—	(14,487)	—	—
Total Net Realized Gain	5,603,453	23,704,476	10,104,055	3,689,056

Change in Net Unrealized Appreciation (Depreciation) on:
Investments	3,252,424	53,503,150	(4,316,597)	(1,497,303)
Total Change in Net Unrealized Appreciation (Depreciation)	3,252,424	53,503,150	(4,316,597)	(1,497,303)
Net Realized and Change in Unrealized Gain	8,855,877	77,207,626	5,787,458	2,191,753
Net Increase in Net Assets Resulting from Operations	$10,767,525	$94,926,481	$5,551,236	$2,034,327
Foreign withholding taxes	$—	$5,545	$5,005	$—

The accompanying notes are an integral part of these financial statements.

Statements of Operations (continued)

For the Year Ended October 31, 2021

	Virtus Newfleet Multi-Sector Bond ETF	Virtus Private Credit Strategy ETF	Virtus Real Asset Income ETF	Virtus WMC International Dividend ETF
Investment Income:
Dividend income (net of foreign withholding taxes)	$30,111	$1,987,613	$3,652,528	$315,145
Interest income	754,815	38	155	2
Securities lending, net of fees	—	120,375	135,691	—
Total Investment Income	784,926	2,108,026	3,788,374	315,147

Expenses:
Advisory fees	87,871	197,222	731,359	31,126
Pricing fees	42,072	—	—	—
Professional fees	33,848	—	—	—
Accounting and administration fees	17,017	—	—	—
Transfer agent fees	15,831	—	—	—
Trustee fees	13,344	—	—	—
Exchange listing fees	9,943	—	—	—
Report to shareholders fees	7,956	—	—	—
Insurance fees	2,488	—	—	—
Custody fees	2,170	—	—	—
Tax expense	198	—	—	—
Other expenses	3,978	—	—	—
Total Expenses	236,716	197,222	731,359	31,126
Less expense waivers/reimbursements	(140,870)	—	—	—
Net Expenses	95,846	197,222	731,359	31,126
Net Investment Income	689,080	1,910,804	3,057,015	284,021

Net Realized Gain (Loss) on:
Investments	320,599	(523,731)	(17,850,560)	414,609
In-kind redemptions	—	2,588,527	14,580,083	—
Foreign currency transactions	70	—	732	(1,814)
Total Net Realized Gain (Loss)	320,669	2,064,796	(3,269,745)	412,795

Change in Net Unrealized Appreciation (Depreciation) on:
Investments	51,245	6,983,661	49,551,417	544,365
Foreign currency translations	(35)	—	—	(494)
Total Change in Net Unrealized Appreciation	51,210	6,983,661	49,551,417	543,871
Net Realized and Change in Unrealized Gain	371,879	9,048,457	46,281,672	956,666
Net Increase in Net Assets Resulting from Operations	$1,060,959	$10,959,261	$49,338,687	$1,240,687
Foreign withholding taxes	$—	$—	$161,387	$37,588

Statements of Changes in Net Assets

For the Year Ended October 31, 2021

The accompanying notes are an integral part of these financial statements.

	InfraCap REIT Preferred ETF		Virtus InfraCap U.S. Preferred Stock ETF
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$1,911,648	$2,225,126	$17,718,855	$7,158,815
Net realized gain (loss)	5,603,453	(6,560,497)	23,704,476	(17,133,099)
Net change in unrealized appreciation (depreciation)	3,252,424	(598,000)	53,503,150	(10,420,375)
Net increase (decrease) in net assets resulting from operations	10,767,525	(4,933,371)	94,926,481	(20,394,659)
Distributions to Shareholders	(4,362,006)	(2,574,003)	(28,242,147)	(10,827,415)
Distributions to Shareholders from return of capital	—	(515,003)	(699,861)	(407,094)
Total distributions	(4,362,006)	(3,089,006)	(28,942,008)	(11,234,509)

Shareholder Transactions:
Proceeds from shares sold	45,994,700	26,241,207	340,991,942	119,621,679
Cost of shares redeemed	(16,965,073)	(4,000,481)	(26,252,374)	(30,120,596)
Net increase in net assets resulting from shareholder transactions	29,029,627	22,240,726	314,739,568	89,501,083
Increase in net assets	35,435,146	14,218,349	380,724,041	57,871,915

Net Assets:
Beginning of year	52,103,683	37,885,334	146,396,774	88,524,859
End of year	$87,538,829	$52,103,683	$527,120,815	$146,396,774

Changes in Shares Outstanding:
Shares outstanding, beginning of year	2,400,004	1,500,004	7,600,004	3,350,004
Shares sold	1,900,000	1,100,000	14,450,000	5,900,000
Shares redeemed	(700,000)	(200,000)	(1,100,000)	(1,650,000)
Shares outstanding, end of year	3,600,004	2,400,004	20,950,004	7,600,004

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

For the Year Ended October 31, 2021

	Virtus LifeSci Biotech Clinical Trials ETF		Virtus LifeSci Biotech Products ETF
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment loss	$(236,222)	$(155,197)	$(157,426)	$(112,809)
Net realized gain	10,104,055	9,560,974	3,689,056	1,676,196
Net change in unrealized appreciation (depreciation)	(4,316,597)	1,988,542	(1,497,303)	4,978,291
Net increase in net assets resulting from operations	5,551,236	11,394,319	2,034,327	6,541,678

Shareholder Transactions:
Proceeds from shares sold	30,587,355	47,409,083	13,619,049	11,404,870
Cost of shares redeemed	(37,665,925)	(45,560,804)	(18,833,103)	(17,946,804)
Net increase (decrease) in net assets resulting from shareholder transactions	(7,078,570)	1,848,279	(5,214,054)	(6,541,934)
Increase (decrease) in net assets	(1,527,334)	13,242,598	(3,179,727)	(256)

Net Assets:
Beginning of year	37,017,767	23,775,169	26,504,936	26,505,192
End of year	$35,490,433	$37,017,767	$23,325,209	$26,504,936

Changes in Shares Outstanding:
Shares outstanding, beginning of year	950,004	900,004	550,004	700,004
Shares sold	600,000	1,200,000	250,000	250,000
Shares redeemed	(750,000)	(1,150,000)	(350,000)	(400,000)
Shares outstanding, end of year	800,004	950,004	450,004	550,004

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

For the Year Ended October 31, 2021

	Virtus Newfleet Multi-Sector Bond ETF		Virtus Private Credit Strategy ETF
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$689,080	$825,601	$1,910,804	$9,663,263
Net realized gain (loss)	320,669	171,817	2,064,796	(79,813,161)
Net change in unrealized appreciation (depreciation)	51,210	(146,262)	6,983,661	310,452
Net increase (decrease) in net assets resulting from operations	1,060,959	851,156	10,959,261	(69,839,446)
Distributions to Shareholders	(650,084)	(782,228)	(2,013,183)	(10,783,196)
Distributions to Shareholders from return of capital	—	(24,957)	—	—
Total distributions	(650,084)	(807,185)	(2,013,183)	(10,783,196)

Shareholder Transactions:
Proceeds from shares sold	2,543,464	—	31,554,269	35,182,143
Cost of shares redeemed	(1,277,994)	(6,084,814)	(28,420,454)	(146,795,038)
Net increase (decrease) in net assets resulting from shareholder transactions	1,265,470	(6,084,814)	3,133,815	(111,612,895)
Increase (decrease) in net assets	1,676,345	(6,040,843)	12,079,893	(192,235,537)

Net Assets:
Beginning of year	18,494,418	24,535,261	19,108,813	211,344,350
End of year	$20,170,763	$18,494,418	$31,188,706	$19,108,813

Changes in Shares Outstanding:
Shares outstanding, beginning of year	750,004	1,000,004	1,100,004	8,550,004
Shares sold	100,000	—	1,250,000	1,650,000
Shares redeemed	(50,000)	(250,000)	(1,150,000)	(9,100,000)
Shares outstanding, end of year	800,004	750,004	1,200,004	1,100,004

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

For the Year Ended October 31, 2021

	Virtus Real Asset Income ETF		Virtus WMC International Dividend ETF
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$3,057,015	$4,821,205	$284,021	$103,895
Net realized gain (loss)	(3,269,745)	(48,890,658)	412,795	258,053
Net change in unrealized appreciation (depreciation)	49,551,417	(25,290,744)	543,871	(674,131)
Net increase (decrease) in net assets resulting from operations	49,338,687	(69,360,197)	1,240,687	(312,183)
Distributions to Shareholders	(5,617,918)	(5,787,929)	(406,622)	(181,086)

Shareholder Transactions:
Proceeds from shares sold	47,396,037	92,328,946	1,519,791	—
Cost of shares redeemed	(52,343,914)	(161,122,067)	—	—
Net increase (decrease) in net assets resulting from shareholder transactions	(4,947,877)	(68,793,121)	1,519,791	—
Increase (decrease) in net assets	38,772,892	(143,941,247)	2,353,856	(493,269)

Net Assets:
Beginning of year	100,810,091	244,751,338	4,787,852	5,281,121
End of year	$139,582,983	$100,810,091	$7,141,708	$4,787,852

Changes in Shares Outstanding:
Shares outstanding, beginning of year	5,400,004	9,900,004	200,004	200,004
Shares sold	2,000,000	3,900,000	50,000	—
Shares redeemed	(2,200,000)	(8,400,000)	—	—
Shares outstanding, end of year	5,200,004	5,400,004	250,004	200,004

Statement of Cash Flows

For the Year Ended October 31, 2021

The accompanying notes are an integral part of these financial statements.

Virtus InfraCap U.S. Preferred Stock ETF
Cash Flows From Operating Activities:
Net increase (decrease) in net assets from operations	$94,926,481
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investment securities	(181,050,445)
Proceeds from sales of investments	171,834,068
Net proceeds from purchased and written options	24,117
Proceeds from securities sold short	750,956
Payments made to cover securities sold short	(765,443)
Net realized (gain) loss on investments	(15,916,012)
Net realized (gain) loss on securities sold short	14,487
Net realized (gain) loss on written options	(5,460)
Net realized (gain) loss on in-kind redemptions	(7,797,491)
Net change in unrealized (appreciation) depreciation on investments	(53,503,150)
(Increase) decrease in due from brokers	39,713
(Increase) decrease in dividends and interest receivable	(969,736)
(Increase) decrease in prepaid expenses	(8,256)
Increase (decrease) in advisory fees payable	256,356
Increase (decrease) in interest expense	120,134
Net cash provided by (used in) operating activities	7,950,319

Cash Flows provided by (used in) Financing Activities:
Proceeds from borrowings	111,591,910
Payments for fund shares sold in excess of in-kind creations	(90,283,892)
Distributions paid	(28,942,008)
Net cash provided by (used in) financing activities	(7,633,990)

Net increase (decrease) in cash	316,329
Cash, beginning of year	510,277
Cash, end of year	$826,606

Supplemental information:
Interest paid on borrowings	$1,460,720

Non-cash financing activities:
In-kind creations — Issued	439,022,883
In-kind creations — Redeemed	33,999,423

Financial Highlights

October 31, 2021

The accompanying notes are an integral part of these financial statements.

	InfraCap REIT Preferred ETF
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Period February 7, 2017[1] Through October 31, 2017
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$21.71	$25.26	$23.65	$25.76	$25.06
Investment operations:
Net investment income[2]	0.63	1.05	1.32	1.21	1.03
Net realized and unrealized gain (loss)	3.42	(3.14)	1.83	(1.85)	0.60
Total from investment operations	4.05	(2.09)	3.15	(0.64)	1.63

Less Distributions from:
Net investment income	(1.44)	(1.22)	(1.30)	(1.23)	(0.93)
Return of capital	—	(0.24)	(0.24)	(0.24)	—
Total distributions	(1.44)	(1.46)	(1.54)	(1.47)	(0.93)
Net Asset Value, End of period	$24.32	$21.71	$25.26	$23.65	$25.76
Net Asset Value Total Return[3]	18.93%	(8.06)%	13.78%	(2.60)%	6.54%
Net assets, end of period (000’s omitted)	$87,539	$52,104	$37,885	$22,468	$20,609

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.45%	0.45%	0.45%[4]	0.45%[4]	0.45%[5]
Net investment income	2.61%	4.75%	5.42%	4.93%	5.48%[5]
Portfolio turnover rate[6]	144%	38%	66%	70%	91%[7]

1Commencement of operations.

2Based on average shares outstanding.

3Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.

4The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

5Annualized.

6Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

7Not annualized.

Financial Highlights (continued)

October 31, 2021

The accompanying notes are an integral part of these financial statements.

	Virtus InfraCap U.S. Preferred Stock ETF
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period May 15, 2018[1] Through October 31, 2018
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$19.26	$26.43	$24.47	$24.96
Investment operations:
Net investment income[2]	1.18	1.40	1.44	0.72
Net realized and unrealized gain (loss)	6.62	(6.25)	2.80	(0.45)
Total from investment operations	7.80	(4.85)	4.24	0.27

Less Distributions from:				0.76
Net investment income	(1.59)	(1.81)	(2.28)	(0.76)
Net realized gains	(0.26)	(0.43)	—	—
Return of capital	(0.05)	(0.08)	—	—
Total distributions	(1.90)	(2.32)	(2.28)	(0.76)
Net Asset Value, End of period	$25.16	$19.26	$26.43	$24.47
Net Asset Value Total Return[3]	41.52%	(18.37)%	18.37%	1.02%
Net assets, end of period (000’s omitted)	$527,121	$146,397	$88,525	$6,118

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	1.21%[4]	1.47%[5]	2.00%[6,7]	2.13%[8,9]
Net investment income	4.93%	6.93%	5.66%	6.22%[8]
Portfolio turnover rate[10]	35%	96%	150%	55%[11]

1Commencement of operations.

2Based on average shares outstanding.

3Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.

4The ratios of expenses to average net assets include interest expense of 0.41%.

5The ratios of expenses to average net assets include interest expense of 0.63% and dividend expense on securities sold short fees of 0.04%.

6The ratios of expenses to average net assets include interest expense of 0.75% and dividend expense on securities sold short fees of 0.45%.

7The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

8Annualized.

9The ratios of expenses to average net assets include interest expense of 1.05% and dividend expense on securities sold short fees of 0.28%.

10Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

11Not annualized.

Financial Highlights (continued)

October 31, 2021

The accompanying notes are an integral part of these financial statements.

	Virtus LifeSci Biotech Clinical Trials ETF
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Per Share Data for a Share Outstanding throughout each year presented:
Net asset value, beginning of year	$38.97	$26.42	$26.87	$27.73	$18.05
Investment operations:
Net investment loss[1]	(0.26)	(0.15)	(0.13)	(0.15)	(0.12)
Net realized and unrealized gain (loss)	5.65	12.70	(0.32)	(0.41)	9.80
Total from investment operations	5.39	12.55	(0.45)	(0.56)	9.68

Less Distributions from:
Net investment income	—	—	—	(0.30)	—
Total distributions	—	—	—	(0.30)	—
Net Asset Value, End of year	$44.36	$38.97	$26.42	$26.87	$27.73
Net Asset Value Total Return[2]	13.85%	47.50%	(1.67)%	(2.05)%	53.66%
Net assets, end of year (000’s omitted)	$35,490	$37,018	$23,775	$36,269	$30,501

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.79%	0.79%	0.79%[3]	0.79%[3]	0.83%
Net investment loss	(0.53)%	(0.41)%	(0.50)%	(0.45)%	(0.53)%
Portfolio turnover rate[4]	76%	81%	67%	65%	45%

1Based on average shares outstanding.

2Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the year, reinvestment of dividends and distributions at net asset value during the year, and redemptions at net asset value on the last day of the year.

3The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

4Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Financial Highlights (continued)

October 31, 2021

The accompanying notes are an integral part of these financial statements.

	Virtus LifeSci Biotech Products ETF
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Per Share Data for a Share Outstanding throughout each year presented:
Net asset value, beginning of year	$48.19	$37.86	$36.33	$39.34	$28.91
Investment operations:
Net investment income (loss)[1]	(0.30)	(0.19)	(0.20)	(0.21)	0.07
Net realized and unrealized gain (loss)	3.94	10.52	1.73	(2.73)	10.36
Total from investment operations	3.64	10.33	1.53	(2.94)	10.43

Less Distributions from:					—
Net investment income	—	—	—	(0.07)	—
Total distributions	—	—	—	(0.07)	—
Net Asset Value, End of year	$51.83	$48.19	$37.86	$36.33	$39.34
Net Asset Value Total Return[2]	7.56%	27.27%	4.22%	(7.49)%	36.08%
Net assets, end of year (000’s omitted)	$23,325	$26,505	$26,505	$27,248	$37,377

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.79%	0.79%	0.79%[3]	0.79%[3]	0.84%
Net investment income (loss)	(0.57)%	(0.43)%	(0.51)%	(0.49)%	0.19%
Portfolio turnover rate[4]	44%	46%	41%	32%	34%

1Based on average shares outstanding.

2Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the year, reinvestment of dividends and distributions at net asset value during the year, and redemptions at net asset value on the last day of the year.

3The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

4Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Financial Highlights (continued)

October 31, 2021

The accompanying notes are an integral part of these financial statements.

	Virtus Newfleet Multi-Sector Bond ETF
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Per Share Data for a Share Outstanding throughout each year presented:
Net asset value, beginning of year	$24.66	$24.54	$23.85	$25.84	$25.96
Investment operations:
Net investment income[1]	0.89	0.96	1.06	1.12	1.09
Net realized and unrealized gain (loss)	0.50	0.10	0.74	(1.51)	0.22
Total from investment operations	1.39	1.06	1.80	(0.39)	1.31

Less Distributions from:
Net investment income	(0.84)	(0.91)	(1.02)	(1.15)	(1.10)
Net realized gains	—	—	—	(0.45)	(0.33)
Return of capital	—	(0.03)	(0.09)	—	—
Total distributions	(0.84)	(0.94)	(1.11)	(1.60)	(1.43)
Net Asset Value, End of year	$25.21	$24.66	$24.54	$23.85	$25.84
Net Asset Value Total Return[2]	5.71%	4.51%	7.74%	(1.62)%	5.26%
Net assets, end of year (000’s omitted)	$20,171	$18,494	$24,535	$98,959	$169,284

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses, net of expense waivers	0.49%[3]	0.55%[3]	0.80%	0.80%	0.80%
Expenses, prior to expense waivers	1.21%[3]	1.15%[3]	1.06%	0.86%	0.84%
Net investment income	3.52%	3.95%	4.37%	4.51%	4.26%
Portfolio turnover rate[4]	107%	103%	95%	82%	113%

1Based on average shares outstanding.

2Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the year, reinvestment of dividends and distributions at net asset value during the year, and redemptions at net asset value on the last day of the year.

3The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

4Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Financial Highlights (continued)

October 31, 2021

The accompanying notes are an integral part of these financial statements.

	Virtus Private Credit Strategy ETF
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Period February 7, 2019[1] Through October 31, 2019
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$17.37	$24.72	$24.85
Investment operations:
Net investment income[2]	1.71	1.89	1.70
Net realized and unrealized gain (loss)	8.62	(7.20)	(0.45)
Total from investment operations	10.33	(5.31)	1.25

Less Distributions from:
Net investment income	(1.71)	(2.04)	(1.38)
Total distributions	(1.71)	(2.04)	(1.38)
Net Asset Value, End of period	$25.99	$17.37	$24.72
Net Asset Value Total Return[3]	61.32%	(21.70)%	5.03%
Net assets, end of period (000’s omitted)	$31,189	$19,109	$211,344

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.75%	0.75%[4]	0.75%[5]
Net investment income	7.27%	8.59%	9.24%[5]
Portfolio turnover rate[6]	34%	24%	22%[7]

1Commencement of operations.

2Based on average shares outstanding.

3Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.

4The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

5Annualized.

6Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

7Not annualized.

Financial Highlights (continued)

October 31, 2021

The accompanying notes are an integral part of these financial statements.

	Virtus Real Asset Income ETF
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Period February 7, 2019[1] Through October 31, 2019
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$18.67	$24.72	$24.79
Investment operations:
Net investment income[2]	0.57	0.64	0.58
Net realized and unrealized gain (loss)	8.66	(5.95)	(0.12)
Total from investment operations	9.23	(5.31)	0.46

Less Distributions from:			0.53
Net investment income	(1.06)	(0.74)	(0.53)
Total distributions	(1.06)	(0.74)	(0.53)
Net Asset Value, End of period	$26.84	$18.67	$24.72
Net Asset Value Total Return[3]	50.16%	(21.53)%	1.87%
Net assets, end of period (000’s omitted)	$139,583	$100,810	$244,751

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.55%	0.55%[4]	0.55%[5]
Net investment income	2.30%	2.93%	3.20%[5]
Portfolio turnover rate[6]	66%	91%	15%[7]

1Commencement of operations.

2Based on average shares outstanding.

3Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.

4The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

5Annualized.

6Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

7Not annualized.

Financial Highlights (continued)

October 31, 2021

The accompanying notes are an integral part of these financial statements.

	Virtus WMC International Dividend ETF
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Period October 10, 2017[1] Through October 31, 2017
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$23.94	$26.41	$24.97	$25.10	$25.00
Investment operations:
Net investment income[2]	1.29	0.52	0.52	0.50	0.01
Net realized and unrealized gain (loss)	5.18	(2.08)	1.95	(0.53)	0.09
Total from investment operations	6.47	(1.56)	2.47	(0.03)	0.10

Less Distributions from:
Net investment income	(1.15)	(0.91)	(0.49)	(0.10)	—
Net realized gains	(0.69)	—	(0.54)	—	—
Total distributions	(1.84)	(0.91)	(1.03)	(0.10)	—
Net Asset Value, End of period	$28.57	$23.94	$26.41	$24.97	$25.10
Net Asset Value Total Return[3]	27.41%	(6.20)%	10.60%	(0.11)%	0.38%
Net assets, end of period (000’s omitted)	$7,142	$4,788	$5,281	$4,995	$5,019

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.49%	0.49%	0.49%[4]	0.49%[4]	0.49%[5]
Net investment income	4.47%	2.04%	2.08%	1.88%	0.76%[5]
Portfolio turnover rate[6]	68%	211%	88%	80%	23%[7]

1Commencement of operations.

2Based on average shares outstanding.

3Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.

4The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

5Annualized.

6Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

7Not annualized.

Notes to Financial Statements

October 31, 2021

1. ORGANIZATION

The ETFis Series Trust I (the “Trust”) was organized as a Delaware statutory trust on September 20, 2012 and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).

As of October 31, 2021, 10 funds of the Trust are offered for sale. The InfraCap REIT Preferred ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi-Sector Bond ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF and Virtus WMC International Dividend ETF (each a “Fund” and collectively, the “Funds”) are presented in this annual report. The offering of each Fund’s shares is registered under the Securities Act of 1933 (the “Securities Act”).

Funds	Commencement of Operations
InfraCap REIT Preferred ETF	February 7, 2017
Virtus InfraCap U.S. Preferred Stock ETF	May 15, 2018
Virtus LifeSci Biotech Clinical Trials ETF	December 16, 2014
Virtus LifeSci Biotech Products ETF	December 16, 2014
Virtus Newfleet Multi-Sector Bond ETF	August 10, 2015
Virtus Private Credit Strategy ETF	February 7, 2019
Virtus Real Asset Income ETF	February 7, 2019
Virtus WMC International Dividend ETF	October 10, 2017

InfraCap REIT Preferred ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus Private Credit Strategy ETF and Virtus Real Asset Income ETF are “non-diversified” Funds, as defined under the 1940 Act, as of the year ended October 31, 2021.

The Funds have the following investment objectives:

InfraCap REIT Preferred ETF seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Indxx REIT Preferred Stock Index.

Virtus InfraCap U.S. Preferred Stock ETF seeks current income and, secondarily, capital appreciation.

Virtus LifeSci Biotech Clinical Trials ETF and Virtus LifeSci Biotech Products ETF seek investment results that correspond, before fees and expenses, to the price and yield performance of the LifeSci Biotechnology Clinical Trials Index and LifeSci Biotechnology Products Index, respectively.

Virtus Newfleet Multi-Sector Bond ETF seeks to provide a high level of current income and, secondarily, capital appreciation.

Virtus Private Credit Strategy ETF seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Indxx Private Credit Index. Virtus Private Credit Strategy ETF is a “fund of funds,” meaning it will generally invest its assets in other registered investment companies.

Virtus Real Asset Income ETF seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Indxx Real Asset Income Index.

Virtus WMC International Dividend ETF’s seeks income.

There is no guarantee that a Fund will achieve its objective(s).

2. SIGNIFICANT ACCOUNTING POLICIES

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. Each Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

Notes to Financial Statements (continued)

October 31, 2021

(a) Use of Estimates

Management makes certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates

(b) Indemnification

In the normal course of business, the Funds may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(c) Security Valuation

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities and Exchange-Traded Funds are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded. Securities regularly traded in an over the counter market are valued at the latest quoted sale price in such market or in the case of the New York Stock Exchange (“NYSE”), at the NYSE Official Closing Price. Such valuations are typically categorized as Level 1 in the fair value hierarchy. If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith using procedures adopted by the Trust’s Board of Trustees (the “Board”). Such valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. Such valuations are typically categorized as Level 2 in the fair value hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued using procedures adopted by the Board are generally categorized as Level 3 in the fair value hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include options, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in other open-end investment companies are valued based on their net asset value each business day. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the fair value hierarchy.

(d) Fair Value Measurement

Accounting Standards Codification, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement. Under ASC 820, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the following hierarchy:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Notes to Financial Statements (continued)

October 31, 2021

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value each Fund’s investments at October 31, 2021, is disclosed at the end of each Fund’s Schedule of Investments.

(e) Security Transactions and Investment Income

Security transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using specific identification. Dividend income is recognized on the ex-dividend date. Expenses and interest income are recognized on the accrual basis. Amortization of premium and accretion of discount on debt securities are included in interest income. Each Fund amortizes premiums and accretes discounts using the effective interest method.

Dividend income from REIT investments is recorded using management’s estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each domestic REIT after its fiscal year-end, and may differ from the estimated amounts.

(f) Foreign Taxes

Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

(g) Expenses

Each Fund pays all of its expenses not assumed by its Sub-Adviser, if any, as defined in Note 3, or the Adviser. General Trust expenses that are allocated among and charged to the assets of the Funds and other series of the Trust are done so on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of each Fund and other series of the Trust or the nature of the services performed and relative applicability to each Fund and other series of the Trust.

(h) Short Sales

The Virtus InfraCap U.S. Preferred Stock ETF may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On the ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities which is reported as “Interest Expense” on the Statement of Operations. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security.

(i) Distributions to Shareholders

Distributions are recorded by the Funds on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from GAAP in the United States of America.

(j) Foreign Currency Translation

Non-U.S. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date the income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Notes to Financial Statements (continued)

October 31, 2021

(k) Cash and Cash Equivalents

Cash is comprised of demand deposits. Cash equivalents are highly liquid investments with original maturities of 90 days or less. The carrying amount of cash equivalents, primarily representing money market funds is a reasonable estimate of fair value. These assets are considered to be Level 1 securities, per Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures.

(l) Loan Agreements

The Virtus Newfleet Multi-Sector Bond ETF may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The lender administers the terms of the loan, as specified in the loan agreement. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan.

The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers, and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

(m) Securities Lending

Certain Funds may loan securities to qualified brokers through an agreement with The Bank of New York Mellon (“BNY Mellon”), as a third party lending agent. Under the terms of the agreement, a Fund doing so is required to maintain collateral with a market value not less than 102% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by a Fund net of fees and rebates charged by BNY Mellon for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.

At October 31, 2021, the following Funds had securities on loan:

Funds	Market Value	Cash Collateral	Non Cash Collateral(a)	Net Amount(b)
Virtus LifeSci Biotech Clinical Trials ETF	$8,901,218	$3,212,074	$6,039,739	$0
Virtus LifeSci Biotech Products ETF	4,496,529	1,727,478	2,970,126	0
Virtus Private Credit Strategy ETF	5,699,185	3,894,917	1,963,131	0
Virtus Real Asset Income ETF	10,170,205	1,923,290	9,133,374	0

(a) Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b) Net amount represents the net amount receivable due from the counterparty in the event of default.

Funds not listed in table above did not have any securities on loan at October 31, 2021.

Notes to Financial Statements (continued)

October 31, 2021

The following table presents the contract value of securities lending transactions and the type of collateral provided to counterparties.

Remaining Contractual Maturity of the Agreements, as of October 31, 2021

	Overnight and Continuous	Between			Total
		<30 Days	30 & 90 days	>90 days
Virtus LifeSci Biotech Clinical Trials ETF
Securities Lending Transactions
Common Stocks	$9,251,813	$—	$—	$—	$9,251,813
Gross amount of recognized liabilities for securities lending transactions:					$9,251,813

Virtus LifeSci Biotech Products ETF
Securities Lending Transactions
Common Stocks	$4,697,604	$—	$—	$—	$4,697,604
Gross amount of recognized liabilities for securities lending transactions:					$4,697,604

Virtus Private Credit Strategy ETF
Securities Lending Transactions
Common Stocks	$5,858,048	$—	$—	$—	$5,858,048
Gross amount of recognized liabilities for securities lending transactions:					$5,858,048

Virtus Real Asset Income ETF
Securities Lending Transactions
Common Stocks	$11,056,664	$—	$—	$—	$11,056,664
Gross amount of recognized liabilities for securities lending transactions:					$11,056,664

3. INVESTMENT MANAGEMENT RELATED PARTIES AND OTHER AGREEMENTS

Investment Advisory Agreements

The Trust, on behalf of each Fund, has entered into Investment Advisory Agreements (collectively, “Advisory Agreement”) with Virtus ETF Advisers LLC (the “Adviser”), an indirect wholly owned subsidiary of Virtus Investment Partners, Inc. (Ticker: VRTS) (together with its affiliates, “Virtus”). Pursuant to the Advisory Agreement, the Adviser has overall supervisory responsibility for the general management and investment of the Funds’ securities portfolios. The Adviser has agreed to pay all of the ordinary operating expenses of the Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF, and Virtus WMC International Dividend ETF, except for each Fund’s management fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Funds. The Adviser is entitled to receive a fee from each Fund (unless otherwise noted below) based on each Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate as follows:

Funds	Rate
InfraCap REIT Preferred ETF	0.45%, subject to a minimum annual fee of $25,000 per year
Virtus InfraCap U.S. Preferred Stock ETF	0.80%
Virtus LifeSci Biotech Clinical Trials ETF	0.79%
Virtus LifeSci Biotech Products ETF	0.79%
Virtus Newfleet Multi-Sector Bond ETF	0.45%
Virtus Private Credit Strategy ETF	0.75%
Virtus Real Asset Income ETF	0.55%
Virtus WMC International Dividend ETF	0.49%

The Advisory Agreement may be terminated by the Trust on behalf of a Fund with the approval of a Fund’s Board or by a vote of the majority of a Fund’s shareholders. The Advisory Agreement may also be terminated by the Adviser by not more than 60 days’ nor less than 30 days’ written notice.

Notes to Financial Statements (continued)

October 31, 2021

Expense Limitation Agreement

The Adviser has contractually agreed to reduce its fees and reimburse expenses in order to limit Virtus Newfleet Multi-Sector Bond ETF’s total operating expenses (excluding interest, taxes, brokerage fees and commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Funds’ business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) from exceeding 0.49% of the Fund’s average daily net assets through at least February 28, 2022.

The expense limitation agreement with respect to Virtus Newfleet Multi-Sector Bond ETF will be terminated upon termination of the Advisory Agreement between the Adviser and the Fund. In addition, while the Adviser or the Fund may discontinue the expense limitation agreement after the contractual period, it may only be terminated during its term with the approval of the Fund’s Board of Trustees.

Under certain conditions, the Adviser may recapture operating expenses waived or reimbursed under the expense limitation agreement for a period of three years following the date on which such waiver or reimbursement occurred; provided that such recapture may not cause the Fund’s total operating expenses to exceed 0.49% of the average daily net assets of the Fund (or any lower expense limitation or limitations to which the Fund and the Adviser may otherwise agree). All or a portion of the following expenses reimbursed by the Adviser may be recaptured during the fiscal years indicated:

Fund	2022	2023	2024
Virtus Newfleet Multi-Sector Bond ETF	$135,034	$125,300	$140,870

Sub-Advisory Agreement

Each Sub-Adviser provides investment advice and management services to its respective Fund. Pursuant to an investment sub-advisory agreement among the Trust, the respective Sub-Adviser and the Adviser, the Adviser pays each Fund’s Sub-Adviser a sub-advisory fee calculated as shown below. The Adviser has delegated to the InfraCap REIT Preferred ETF and Virtus InfraCap U.S. Preferred Stock ETF’s sub-adviser the obligation to pay all of the ordinary operating expenses of each of those Funds, except for the management fee paid to the Adviser; payments under any 12b-1 plan adopted by the Fund; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund. The Sub-Advisers and sub-advisory fees for each Fund are listed below.

Funds	Sub-Advisers	Sub-Advisory Fees
InfraCap REIT Preferred ETF	Infrastructure Capital Advisors, LLC	0.375%*
Virtus InfraCap U.S. Preferred Stock ETF	Infrastructure Capital Advisors, LLC	0.66%*
Virtus Newfleet Multi-Sector Bond ETF	Newfleet Asset Management, LLC(1)	50% of the net advisory fee*+
Virtus WMC International Dividend ETF	Wellington Management Company LLP	0.21%*

(1)An indirect wholly owned subsidiary of Virtus.

*InfraCap REIT Preferred ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus Newfleet Multi-Sector Bond ETF and Virtus WMC International Dividend ETF’s sub-advisory fees are paid for by the Adviser, not the Funds.

+Net advisory fee: In the event the Adviser waives its entire fee and also assumes expenses of the Trust pursuant to an applicable expense limitation agreement, the Sub-Adviser will similarly waive its entire fee and will share in the expense assumption by promptly paying to the Adviser (or its designee) 50% of the assumed amount.

If during the term of the Sub-Advisory Agreement the Adviser later recaptures some or all of fees waived or expenses reimbursed by the Adviser and the Sub-Adviser together, then the Adviser will pay to the Sub-Adviser 50% of the amount recaptured.

Principal Underwriter

Pursuant to the terms of a Distribution Agreement with the Trust, VP Distributors, LLC (the “Distributor”) serves as the Funds’ principal underwriter. The Distributor receives compensation from the Adviser for the statutory underwriting services it provides to the Funds. The Distributor will not distribute shares in less than Creation Units (as hereinafter defined), and does not maintain a secondary market in shares. The shares are traded in the secondary market. The Distributor is an indirect wholly-owned subsidiary of Virtus.

Notes to Financial Statements (continued)

October 31, 2021

Distribution and Service (12b-1 Plan)

The Board of Trustees has adopted a distribution and service plan, under which InfraCap REIT Preferred ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF, and Virtus WMC International Dividend ETF (collectively, the “12b-1 Funds”) are authorized to pay an amount up to 0.25% of their average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the 12b-1 Funds or the provision of investor services. No 12b-1 fees are currently paid by the 12b-1 Funds and there are no current plans to impose these fees.

Operational Administrator

Virtus ETF Solutions LLC (the “Administrator”) serves as the Funds’ operational administrator. The Administrator supervises the overall administration of the Trust and the Funds including, among other responsibilities, the coordination and day-to-day oversight of the Funds’ operations, the service providers’ communications with the Funds and each other and assistance with Trust, Board and contractual matters related to the Funds and other series of the Trust. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust. The Administrator is an indirect wholly-owned subsidiary of Virtus.

Accounting Services Administrator, Custodian and Transfer Agent

The Bank of New York Mellon (“BNY Mellon”) provides administrative, accounting, tax and financial reporting for the maintenance and operations of the Trust as the Funds’ accounting services administrator. BNY Mellon also serves as the custodian for the Funds’ assets, and serves as transfer agent and dividend paying agent for the Funds.

Affiliated Shareholders

At October 31, 2021, Virtus Partners, Inc. held shares of Virtus WMC International Dividend ETF which may be sold at any time that aggregated to the following:

	Shares	% of share outstanding
Virtus WMC International Dividend ETF	184,507	73.8%

At October 31, 2021, the respective sub-adviser of the below Funds held shares of such Fund which may be redeemed at any time that aggregated to the following:

	Shares	% of share outstanding
InfraCap REIT Preferred ETF	4,197	0.1%
Virtus InfraCap U.S. Preferred Stock ETF	503,264	2.4%

4. CREATION AND REDEMPTION TRANSACTIONS

The Funds issue and redeem shares on a continuous basis at Net Asset Value (“NAV”) in groups of 50,000 shares called “Creation Units.” The Funds’ Creation Units may be issued and redeemed generally for cash or an in-kind deposit of securities held by the Funds. In each instance of cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses related to the particular exchange that will be higher than the transaction fees associated with in-kind purchases or redemptions.

Only “Authorized Participants” who have entered into contractual arrangements with the Distributor may purchase or redeem shares directly from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

Notes to Financial Statements (continued)

October 31, 2021

5. FEDERAL INCOME TAX

Each Fund intends to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders. Therefore, no federal income or excise tax provision is required. Accounting for Uncertainty in Income Taxes as issued by the Financial Accounting Standards Board provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalties related to income taxes would be recorded as income tax expense. Management of the Funds is required to analyze all open tax years (2019, 2020 and 2021), as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of October 31, 2021, the Funds did not have a liability for any unrecognized tax benefits or uncertain tax positions that would require recognition in the financial statements. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds recognize interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the year ended October 31, 2021, the Funds had no accrued penalties or interest.

At October 31, 2021, the adjusted cost basis of investments and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Federal Tax Cost Of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
InfraCap REIT Preferred ETF	$82,727,953	$3,747,947	$(303,531)	$3,444,416
Virtus InfraCap U.S. Preferred Stock ETF	635,782,599	51,073,863	(3,823,571)	47,250,292
Virtus LifeSci Biotech Clinical Trials ETF	50,104,138	4,481,171	(16,260,968)	(11,779,797)
Virtus LifeSci Biotech Products ETF	29,087,552	3,098,775	(7,614,717)	(4,515,942)
Virtus Newfleet Multi-Sector Bond ETF	19,937,433	451,175	(212,536)	238,639
Virtus Private Credit Strategy ETF	34,845,132	688,161	(929,178)	(241,017)
Virtus Real Asset Income ETF	126,700,978	23,853,447	(10,358,303)	13,495,144
Virtus WMC International Dividend ETF	6,926,213	635,393	(474,525)	160,868

At October 31, 2021, the components of accumulated earnings/loss on a tax-basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Loss)
InfraCap REIT Preferred ETF	$—	$(2,970,662)	$3,444,416	$473,754
Virtus InfraCap U.S. Preferred Stock ETF	—	—	47,250,292	47,250,292
Virtus LifeSci Biotech Clinical Trials ETF	—	(32,307,798)	(11,779,797)	(44,087,595)
Virtus LifeSci Biotech Products ETF	—	(11,823,850)	(4,515,942)	(16,339,792)
Virtus Newfleet Multi-Sector Bond ETF	22,134	(2,941,047)	238,639	(2,680,274)
Virtus Private Credit Strategy ETF	218,699	(7,640,770)	(241,017)	(7,663,088)
Virtus Real Asset Income ETF	—	(32,852,607)	13,495,144	(19,357,463)
Virtus WMC International Dividend ETF	444,895	16,303	160,619	621,817

Ordinary losses incurred after December 31 (“Late Year Ordinary Losses”) within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. During the fiscal year ended October 31, 2021, the following Funds incurred and elected to defer Late Year Ordinary Losses as follows:

Virtus LifeSci Biotech Clinical Trials ETF	$202,772
Virtus LifeSci Biotech Products ETF	136,461

Notes to Financial Statements (continued)

October 31, 2021

The tax character of dividends and distributions paid during the fiscal years ended October 31, 2021 and October 31, 2020 were as follows:

	2021			2020
	Distributions Paid From Ordinary Income	Return of Capital	Distributions Paid From Long-Term Capital Gains	Distributions Paid From Ordinary Income	Return of Capital	Distributions Paid From Long-Term Capital Gains
InfraCap REIT Preferred ETF	$4,362,006	$—	$—	$2,574,003	$515,003	$—
Virtus InfraCap U.S. Preferred Stock ETF	24,292,189	699,861	3,949,958	10,659,405	407,094	168,010
Virtus LifeSci Biotech Clinical Trials ETF	—	—	—	—	—	—
Virtus LifeSci Biotech Products ETF	—	—	—	—	—	—
Virtus Newfleet Multi-Sector Bond ETF	650,084	—	—	782,228	24,957	—
Virtus Private Credit Strategy ETF	2,013,183	—	—	10,783,196	—	—
Virtus Real Asset Income ETF	5,617,918	—	—	5,787,929	—	—
Virtus WMC International Dividend ETF	406,622	—	—	181,086	—	—

Short-term gain distributions if any, are reported as ordinary income for federal tax purposes.

At October 31, 2021, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains for an unlimited period. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders:

	Short-Term No Expiration	Long-Term No Expiration	Total
InfraCap REIT Preferred ETF	$2,970,662	$—	$2,970,662
Virtus InfraCap U.S. Preferred Stock ETF	—	—	—
Virtus LifeSci Biotech Clinical Trials ETF	16,514,036	15,590,990	32,105,026
Virtus LifeSci Biotech Products ETF	3,725,200	7,962,189	11,687,389
Virtus Newfleet Multi-Sector Bond ETF	719,248	2,221,799	2,941,047
Virtus Private Credit Strategy ETF	2,966,320	4,674,450	7,640,770
Virtus Real Asset Income ETF	21,282,480	11,570,127	32,852,607
Virtus WMC International Dividend ETF	—	—	—

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. Reclassifications are primarily due to tax treatment of redemptions in kind. At October 31, 2021, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

	Distributable Earnings (Accumulated Deficit)	Paid-In-Capital
InfraCap REIT Preferred ETF	$443,199	$(443,199)
Virtus InfraCap U.S. Preferred Stock ETF	2,701,478	(2,701,478)
Virtus LifeSci Biotech Clinical Trials ETF	(13,738,850)	13,738,850
Virtus LifeSci Biotech Products ETF	(5,276,052)	5,276,052
Virtus Newfleet Multi-Sector Bond ETF	(6,261)	6,261
Virtus Private Credit Strategy ETF	(2,262,197)	2,262,197
Virtus Real Asset Income ETF	(9,316,009)	9,316,009
Virtus WMC International Dividend ETF	—	—

Notes to Financial Statements (continued)

October 31, 2021

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments), subscription in-kind and redemption in-kind for the year ended October 31, 2021 were as follows:

	Purchases	Sales	Subscriptions In-Kind	Redemptions In-Kind
InfraCap REIT Preferred ETF	$103,023,019	$102,623,703	$44,490,894	$16,550,072
Virtus InfraCap U.S. Preferred Stock ETF	187,495,211	163,356,277	439,022,883	33,999,423
Virtus LifeSci Biotech Clinical Trials ETF	32,506,326	32,254,232	30,591,952	38,303,158
Virtus LifeSci Biotech Products ETF	11,755,431	11,731,381	13,621,965	19,165,615
Virtus Newfleet Multi-Sector Bond ETF	19,726,575	18,361,737	—	—
Virtus Private Credit Strategy ETF	9,064,401	8,748,336	31,555,583	28,423,963
Virtus Real Asset Income ETF	90,392,635	87,061,017	47,418,404	54,132,196
Virtus WMC International Dividend ETF	4,292,782	4,184,846	1,279,393	—

Purchases and sales of long-term U.S. Government Securities for the year ended October 31, 2021 were as follows:

	Purchases	Sales
Virtus Newfleet Multi-Sector Bond ETF	1,225,343	1,351,567

7. DERIVATIVE FINANCIAL INSTRUMENTS

Options

The Virtus InfraCap U.S. Preferred Stock ETF may write covered call and put options on portfolio securities and other financial instruments. Premiums received are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are closed are added to or offset against the proceeds or amount paid on the transactions to determine the net realized gain or loss. By writing a covered call option, the Fund, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, the Fund, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current price. Changes in value of written options are reported as change in unrealized gain (loss) on written options in the Statement of Operations. When the written option expires, is terminated or is sold, the Fund will record a gain or loss, which is reported as realized gain (loss) on written options in the Statement of Operations. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Virtus InfraCap U.S. Preferred Stock ETF may purchase call and put options on the portfolio securities or other financial instruments. The Fund may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. The Fund may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written positions. Changes in value of purchased options are reported as part of change in unrealized gain (loss) on investments in the Statement of Operations. When the purchased option expires, is terminated or is sold, the Fund will record a gain or loss, which is reported as part of realized gain (loss) on investments in the Statement of Operations. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Transactions in derivative instruments reflected on the Statement of Operations during the year ended October 31, 2021 were as follows:

Net Realized Gain (Loss) on:	Equity Risk
Written options	$5,460

For the year ended October 31, 2021, the monthly average market value of the written options contracts held by the Fund were $(3,142).

8. BORROWINGS

The Virtus InfraCap U.S. Preferred Stock ETF entered into Lending Agreements (the “Agreements”) with commercial banks (the “Banks”) that allows the Fund to borrow cash from the Banks. Borrowings under the Agreements are collateralized by investments of the Fund. If the Fund defaults with respect to any of its obligations under the Agreements, the Banks may foreclose on assets of the Fund and/or the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreements, necessitating the sale of securities at potentially inopportune times. Interest is charged at the 3 Month LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed. The Agreements have an on-demand commitment term. For the year

Notes to Financial Statements (continued)

October 31, 2021

ended October 31, 2021, the average daily borrowings under the Agreements and the weighted average interest rate were $106,124,143 and 1.36%, respectively.

9. INVESTMENT RISKS

As with any investment, an investment in the Funds could result in a loss or the performance of the Funds could be inferior to that of other investments. An investor should consider each Fund’s investment objectives, risks, and charges and expenses carefully before investing. Each Fund’s prospectus and statement of additional information contain this and other important information.

Credit Risk

Junk Bonds or High Yield Securities: High yield securities are generally subject to greater levels of credit quality risk than investment grade securities. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell these securities or could result in lower prices than higher-rated fixed income securities. These risks can reduce the value of the Fund’s shares and the income it earns.

Cash Concentration Risk

At various times, the Funds may have cash and cash collateral balances that exceed federally insured limits.

Market Risk

Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on each Fund and its investments, including hampering the ability of the Fund’s portfolio manager(s) to invest the Fund’s assets as intended.

10. LIBOR REPLACEMENT RISK

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As a result, any impact of a transition away from LIBOR on the Funds or the instruments in which the Funds invest cannot yet be determined. Industry initiatives are underway to identify alternative reference rates such as the Secured Overnight Funding Rate (“SOFR”), which the Federal Reserve Bank of New York began publishing in April 2018; however, there is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; and/or costs incurred in connection with closing out positions and entering into new agreements. These effects could occur prior to the end of 2021 as the utility of LIBOR as a reference rate could deteriorate during the transition period.

11. 10% SHAREHOLDERS

As of October 31, 2021, certain Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:

Funds	% of Shares Outstanding	Number of Accounts
InfraCap REIT Preferred ETF	58%	3
Virtus InfraCap U.S. Preferred Stock ETF	63%	3
Virtus LifeSci Biotech Clinical Trials ETF	49%	3
Virtus LifeSci Biotech Products ETF	54%	3
Virtus Newfleet Multi-Sector Bond ETF	84%	5
Virtus Private Credit Strategy ETF	62%	2
Virtus Real Asset Income ETF	94%	1
Virtus WMC International Dividend ETF	85%	2*

*Shareholder account is affiliated.

Notes to Financial Statements (continued)

October 31, 2021

12. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No.2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

13. CORONAVIRUS (COVID-19) PANDEMIC

The global outbreak of COVID-19 has disrupted economic markets, and the economic impact, duration and spread of the COVID-19 virus is uncertain at this time. The operational and financial performance of the issuers of securities in which the Funds invest may be significantly impacted by COVID-19, which may in turn impact the value of the Funds’ investments.

14. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the issuance of these financial statements and has determined that there are no material events that would require disclosure.

Schedule of Investments — InfraCap MLP ETF

October 31, 2021

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

COMMON STOCKS — 134.7%

Energy — 134.7%
BP Midstream Partners LP(1)	649,401	$8,637,033
Cheniere Energy Partners LP(1)	39,543	1,741,869
Cheniere Energy, Inc.	783	80,962
Crestwood Equity Partners LP(1)	589,081	17,171,711
DCP Midstream LP(1)	724,245	22,524,020
Enable Midstream Partners LP(1)	1,046,661	8,519,821
Enbridge, Inc. (Canada)	1,484	62,120
Energy Transfer LP(1)(2)	2,663,022	25,325,339
EnLink Midstream LLC(1)	1,449,633	11,379,619
Enterprise Products Partners LP(1)(2)	1,544,491	35,029,056
Genesis Energy LP(1)	317,337	3,458,973
Hess Midstream LP Class A	4,672	117,594
Holly Energy Partners LP(1)	602,824	11,104,018
Kinder Morgan, Inc.(2)	204,631	3,427,569
Magellan Midstream Partners LP(1)	1,059,373	51,909,277
Marathon Petroleum Corp.	752	49,580
MPLX LP(1)(2)	1,724,714	51,948,386
NuStar Energy LP(1)	1,816,254	28,896,601
ONEOK, Inc.	36	2,290
Phillips 66 Partners LP(1)	793,445	29,309,858
Plains All American Pipeline LP(1)	3,064,376	31,011,485
Shell Midstream Partners LP(1)	1,152,701	14,339,601
TC Energy Corp. (Canada)	8,167	441,835
Western Midstream Partners LP(1)	1,743,691	37,053,434
Williams Cos., Inc. (The)(2)	118,887	3,339,536

TOTAL INVESTMENTS — 134.7%
(Cost $356,745,612)		396,881,587
Liabilities in Excess of Other Assets — (34.7)%		(102,253,090)
Net Assets — 100.0%		$294,628,497

Security Description	Notional Amount	Number of contracts	Value

WRITTEN OPTIONS — (0.1)%

Written Call Options
Energy Transfer LP, Expires 11/12/21, Strike Price $10.00
	(121,000)	(1,210)	$(10,890)
Energy Transfer LP, Expires 11/19/21, Strike Price $10.00
	(100,000)	(1,000)	(12,000)
Energy Transfer LP, Expires 11/26/21, Strike Price $10.00
	(100,000)	(1,000)	(12,000)

Security Description	Notional Amount	Number of contracts	Value

WRITTEN OPTIONS (continued)

Written Call Options (continued)
Enterprise Products Partners LP, Expires 11/12/21, Strike Price $25.00
	(120,000)	(1,200)	$(2,400)
Enterprise Products Partners LP, Expires 11/26/21, Strike Price $24.00
	(131,000)	(1,310)	(13,100)
Enterprise Products Partners LP, Expires 11/26/21, Strike Price $24.50
	(112,000)	(1,120)	(4,480)
Kinder Morgan, Inc., Expires 11/05/21, Strike Price $18.00
	(110,000)	(1,100)	(2,200)
Kinder Morgan, Inc., Expires 11/12/21, Strike Price $18.00
	(113,000)	(1,130)	(4,520)
Kinder Morgan, Inc., Expires 11/19/21, Strike Price $18.00
	(100,000)	(1,000)	(5,000)
MPLX LP, Expires 11/19/21, Strike Price $30.00
	(1,000)	(10)	(500)
Williams Cos., Inc. (The), Expires 11/12/21, Strike Price $29.00
	(101,000)	(1,010)	(20,200)

Written Put Options
Cheniere Energy, Inc., Expires 11/19/21, Strike Price $90.00
	(23,000)	(230)	(5,750)
Enterprise Products Partners LP, Expires 11/05/21, Strike Price $23.50
	(111,000)	(1,110)	(113,220)
Enterprise Products Partners LP, Expires 11/12/21, Strike Price $23.50
	(122,000)	(1,220)	(111,020)
Marathon Petroleum Corp., Expires 11/05/21, Strike Price $64.00
	(41,000)	(410)	(31,160)
ONEOK, Inc., Expires 11/05/21, Strike Price $62.00
	(10,000)	(100)	(6,000)
Total Written Options — (0.1)%
(Premiums Received $223,932)			$(354,440)

(1)Security, or a portion thereof, has been pledged as collateral for borrowings. The aggregate market value of the collateral at October 31, 2021 was $280,926,790.

(2)Subject to written call options.

Schedule of Investments — InfraCap MLP ETF (continued)

October 31, 2021

The accompanying notes are an integral part of these financial statements.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2021.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$396,881,587	$—	$—	$396,881,587
Total	$396,881,587	$—	$—	$396,881,587
Liability Valuation Inputs
Written Options	$354,440	$—	$—	$354,440
Total	$354,440	$—	$—	$354,440

Statement of Assets and Liabilities

October 31, 2021

The accompanying notes are an integral part of these financial statements.

InfraCap MLP ETF
Assets:
Investments, at cost	$356,745,612
Investments, at value	396,881,587
Cash	128,899
Foreign currency(a)	928
Due from brokers	1,334,011
Receivables:
Investment securities sold	4,774,136
Dividends and interest	191,209
Tax reclaim	9,516
Prepaid taxes	7,628,599
Prepaid expenses	8,199
Total Assets	410,957,084
Liabilities:
Borrowings	109,749,208
Payables:
Investment securities purchased	5,854,000
Interest expense	120,105
Sub-Advisory fees	250,834
Written options, at value(b)	354,440
Total Liabilities	116,328,587
Net Assets	$294,628,497
Net Assets Consist of:
Paid-in capital	$520,045,462
Total distributable earnings (accumulated deficit), net of income taxes	(225,416,965)
Net Assets	$294,628,497
Shares outstanding (unlimited number of shares of beneficial interest authorized, no par value)	10,790,000
Net asset value per share	$27.31
(a)Foreign currency, at cost	$928
(b)Premiums received from written options	$223,932

Statement of Operations

For the Year Ended October 31, 2021

The accompanying notes are an integral part of these financial statements.

InfraCap MLP ETF
Investment Income:
Distributions from master limited partnerships	$24,001,714
Dividend income (net of foreign withholding taxes)	768,690
Interest income	150
Less: Return of capital distributions	(24,548,369)
Total Investment Income	222,185

Expenses:
Sub-Advisory fees	2,219,445
Interest expenses	1,060,140
Total Expenses	3,279,585
Net Investment (Loss) Before Income Taxes	(3,057,400)
Net Investment (Loss), Net of Income Taxes	(3,057,400)

Net Realized Gain (Loss) on:
Investments	(16,492,213)
Written options	2,348,751
Foreign currency transactions	2,082
Total Net Realized Loss	(14,141,380)

Change in Net Unrealized Appreciation (Depreciation) on:
Investments	147,706,966
Written options	(133,197)
Total Change in Net Unrealized Appreciation	147,573,769
Net Realized and Change in Unrealized Gain	133,432,389
Net Increase in Net Assets Resulting from Operations	$130,374,989
Foreign withholding taxes	$7,536

Statement of Changes in Net Assets

The accompanying notes are an integral part of these financial statements.

	InfraCap MLP ETF
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020[1]
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment loss, net of income taxes	$(3,057,400)	$(2,939,674)
Net realized loss	(14,141,380)	(151,917,947)
Net change in unrealized appreciation (depreciation)	147,573,769	(27,319,860)
Net increase (decrease) in net assets resulting from operations	130,374,989	(182,177,481)
Distributions to Shareholders from return of capital	(24,910,601)	(32,539,202)
Total distributions	(24,910,601)	(32,539,202)

Shareholder Transactions:
Proceeds from shares sold	107,190,162	20,771,880
Cost of shares redeemed	(17,132,576)	(38,884,837)
Net increase (decrease) in net assets resulting from shareholder transactions	90,057,586	(18,112,957)
Increase (decrease) in net assets	195,521,974	(232,829,640)

Net Assets:
Beginning of year	99,106,523	331,936,163
End of year	$294,628,497	$99,106,523

Changes in Shares Outstanding:
Shares outstanding, beginning of year	7,190,000	7,410,000
Shares sold	4,300,000	1,105,000
Shares redeemed	(700,000)	(1,325,000)
Shares outstanding, end of year	10,790,000	7,190,000

1Effective March 31, 2020, the Fund had a 1 for 10 reverse stock split. The share amounts have been adjusted as a result of the 1 for 10 reverse stock split (See Note 1).

Statement of Cash Flows

For the Year Ended October 31, 2021

The accompanying notes are an integral part of these financial statements.

InfraCap MLP ETF
Cash Flows From Operating Activities:
Net increase (decrease) in net assets from operations	$130,374,989
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investment securities	(311,324,604)
Proceeds from sales of investment securities	311,247,278
Net proceeds from purchased and written options	4,065,298
Net realized (gain) loss on investments	16,492,213
Net realized (gain) loss on written options	(2,348,751)
Net change in unrealized (appreciation) depreciation on investments	(147,706,966)
Net change in unrealized appreciation (depreciation) on written options	133,197
(Increase) decrease in due from brokers	(1,222,385)
(Increase) decrease in dividends and interest receivable	(190,036)
(Increase) decrease in prepaid expenses	(8,199)
(Increase) decrease in prepaid taxes	(191,585)
Increase (decrease) in sub-advisory fees payable	169,292
Increase (decrease) in interest expense	69,025
Net cash provided by (used in) operating activities	(441,234)

Cash Flows provided by (used in) Financing Activities:
Proceeds from borrowings	70,454,322
Payments for fund shares sold in excess of in-kind creations	(45,403,004)
Distributions paid	(24,910,601)
Net cash provided by (used in) financing activities	140,717

Net increase (decrease) in cash	(300,517)
Cash and foreign currency, beginning of year	430,344
Cash and foreign currency, end of year	$129,827

Supplemental information:
Interest paid on borrowings	$1,023,336

Non-cash financing activities:
In-kind creations — Issued	136,149,784
In-kind creations — Redeemed	—

Financial Highlights

October 31, 2021

The accompanying notes are an integral part of these financial statements.

	InfraCap MLP ETF[1]
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Per Share Data for a Share Outstanding throughout each year presented:
Net asset value, beginning of year	$13.78	$44.80	$63.87	$83.73	$106.32
Investment operations:
Net investment loss[2]	(0.33)	(0.09)	(0.96)	(1.52)	(1.70)
Net realized and unrealized gain (loss)	16.50	(28.94)	(7.91)	(3.24)	(0.09)
Total from investment operations	16.17	(29.03)	(8.87)	(4.76)	(1.79)

Less Distributions from:
Net investment income	—	—	—	—	(5.90)
Return of capital	(2.64)	(1.99)	(10.20)[3]	(15.10)	(14.90)
Total distributions	(2.64)	(1.99)	(10.20)	(15.10)	(20.80)
Net Asset Value, End of year	$27.31	$13.78	$44.80	$63.87	$83.73
Net Asset Value Total Return[4]	121.30%	(62.67)%	(15.62)%	(7.65)%	(3.44)%
Net assets, end of year (000’s omitted)	$294,628	$99,107	$331,936	$537,821	$504,879

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses, including deferred income tax expense/benefit	1.40%[5]	2.01%[6]	2.41%[7]	2.40%[8]	1.93%[9]
Expenses, excluding deferred income tax expense/benefit	1.40%[5]	1.89%[6]	2.40%[7]	2.39%[8]	1.89%[9]
Net investment loss	(1.31)%	(1.71)%	(1.72)%	(1.96)%	(1.73)%
Portfolio turnover rate[10]	99%	96%	136%	255%	104%

1Effective March 31, 2020, the Fund had a 1 for 10 reverse stock split. The share amounts for the years ended October 31, 2020, October 31, 2019, October 31, 2018 and October 31, 2017 have been adjusted as a result of the 1 for 10 reverse stock split (See Note 1).

2Based on average shares outstanding.

3The per share distribution amount of $10.20 was originally misclassified and shown as distributions from net investment income in the Fund’s October 31, 2019 Annual Report. This amount has been subsequently reclassified to distributions from return of capital.

4Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the year, reinvestment of dividends and distributions at net asset value during the year, and redemptions at net asset value on the last day of the year.

5The ratios of expenses to average net assets include interest expense of 0.45%.

6The ratios of expenses to average net assets include interest expense of 0.93% and tax expense of 0.01%.

7The ratios of expenses to average net assets include interest expense of 1.28% and dividend expense on securities sold short fees of 0.17%.

8The ratios of expenses to average net assets include interest expense of 1.32% and dividend expense on securities sold short fees of 0.13%.

9The ratios of expenses to average net assets includes interest expense fees of 0.94%.

10Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Notes to Financial Statements

October 31, 2021

1. ORGANIZATION

The ETFis Series Trust I (the “Trust”) was organized as a Delaware statutory trust on September 20, 2012 and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).

As of October 31, 2021, 10 funds of the Trust are offered for sale. The InfraCap MLP ETF (the “Fund”) is presented in this annual report. The offering of the Fund’s shares is registered under the Securities Act of 1933 (the “Securities Act”).

Fund	Commencement of Operations
InfraCap MLP ETF	October 1, 2014

The Fund is “non-diversified,” as defined under the 1940 Act, as of the year ended October 31, 2021.

The Fund’s investment objective is to seek total return primarily through investments in equity securities of publicly traded master limited partnerships and limited liability companies taxed as partnerships (“MLPs”). There is no guarantee that the Fund will achieve its objective(s).

Reverse Split

After the close of the markets on March 30, 2020 (the Record Date), the Fund effected a reverse split of its issued and outstanding shares, with a 1 for 10 ratio. Shares of the Fund began trading on the NYSE Arca on a split-adjusted basis on March 31, 2020.

The effect of the reverse split was reducing the number of Shares outstanding and resulted in a proportionate increase in the NAV per Share of the Fund. Therefore, the reverse split did not change the aggregate value of a shareholder’s investment or the total market value of the shares outstanding.

The reverse split was applied retroactively for all periods presented in the financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(a)Use of Estimates

Management makes certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

(b)Indemnification

In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(c)Security Valuation

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities and Exchange-Traded Funds are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded. Securities regularly traded in an over the counter market are valued at the latest quoted sale price in such market or in the case of the New York Stock Exchange (“NYSE”), at the NYSE Official Closing Price. Such valuations are typically categorized as Level 1 in the fair value hierarchy. If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith using procedures adopted by the Trust’s Board of Trustees (the “Board”). Such valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include options, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Notes to Financial Statements (continued)

October 31, 2021

(d)Fair Value Measurement

Accounting Standards Codification, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement. Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the following hierarchy:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2021, is disclosed at the end of the Fund’s Schedule of Investments.

(e)Security Transactions, Investment Income and Return of Capital Estimates

Security transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using specific identification. Dividend income is recognized on the ex-dividend date. Expenses are recognized on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. The Fund records investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.

The return of capital portion of the MLP distributions is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts.

(f)Expenses

The Fund pays all of its expenses not assumed by Infrastructure Capital Advisors, LLC (the “Sub-Adviser”) or Virtus ETF Advisers LLC (the “Adviser”). General Trust expenses that are allocated among and charged to the assets of the Fund and other series of the Trust are done so on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of the Fund and other series of the Trust or the nature of the services performed and relative applicability to the Fund and other series of the Trust.

(g)Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On the ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities which is reported as “Interest Expense” on the Statement of Operations. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security.

(h)Distributions to Shareholders

Distributions to shareholders are declared and paid on a monthly basis and are recorded on the ex-dividend date. The Fund uses a cash flow-based distribution approach based on the Fund’s net cash flow received from portfolio investments.

Notes to Financial Statements (continued)

October 31, 2021

The estimated character of the distributions paid will either be a dividend (ordinary income eligible to be treated as qualified dividend income) or a return of capital. Distributions made from current or accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund’s current and accumulated earnings and profits will represent a return of capital to the extent of a shareholder’s basis in their common shares, and such distributions will correspondingly increase the realized gain upon the sale of their common shares. Additionally, distributions not paid from current or accumulated earnings and profits that exceed a shareholder’s tax basis in their common shares will generally be taxed as a capital gain. This estimate is based on the Fund’s operating results during the period.

(i) Cash and Cash Equivalents

Cash is comprised of demand deposits. Cash equivalents are highly liquid investments with original maturities of 90 days or less. The carrying amount of cash equivalents, primarily representing money market funds is a reasonable estimate of fair value. These assets are considered to be Level 1 securities, per Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures.

3. INVESTMENT MANAGEMENT RELATED PARTIES AND OTHER AGREEMENTS

Investment Advisory Agreement

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Virtus ETF Advisers, LLC (the “Adviser”), an indirect wholly owned subsidiary of Virtus Investment Partners, Inc. (Ticker: VRTS) (together with its affiliates, “Virtus”). Pursuant to the Advisory Agreement, the Adviser has overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio. For its services to the Fund, the Adviser is entitled to receive a fee, payable monthly, at an annual rate of 0.075% of the Fund’s average daily net assets, subject to a minimum annual fee of $25,000. The Sub-Adviser pays the Adviser’s fee out of the Sub-Adviser’s fee, pursuant to the Sub-Adviser’s unified fee arrangement with the Fund, as described below.

The Advisory Agreement may be terminated by the Trust on behalf of a Fund with the approval of a Fund’s Board or by a vote of the majority of a Fund’s shareholders. The Advisory Agreement may also be terminated by the Adviser by not more than 60 days’ nor less than 30 days’ written notice.

Sub-Advisory Agreement

Infrastructure Capital Advisors, LLC (the “Sub-Adviser”) provides investment advice and management services to the Fund. Pursuant to an investment sub-advisory agreement among the Trust, the Sub-Adviser and the Adviser, the Fund pays the Sub-Adviser a fee, payable monthly, at an annual rate of 0.95% of the Fund’s average daily net assets. The Sub-Adviser has agreed to pay all expenses of the Fund, except the Sub-Adviser’s fee, brokerage expenses, taxes, interest, litigation expenses, payments under any 12b-1 plan adopted by the Fund, and other non-routine or extraordinary expenses of the Fund.

Principal Underwriter

Pursuant to the terms of a Distribution Agreement with the Trust, VP Distributors, LLC (the “Distributor”) serves as the Fund’s principal underwriter. The Distributor receives compensation from the Adviser for the statutory underwriting services it provides to the Fund. The Distributor will not distribute shares in less than Creation Units (as hereinafter defined), and does not maintain a secondary market in shares. The shares are traded in the secondary market. The Distributor is an indirect wholly owned subsidiary of Virtus.

Operational Administrator

Virtus ETF Solutions LLC (the “Administrator”) serves as the Fund’s operational administrator. The Administrator supervises the overall administration of the Trust and the Fund including, among other responsibilities, the coordination and day-to-day oversight of the Fund’s operations, the service providers’ communications with the Fund and each other and assistance with Trust, Board and contractual matters related to the Fund. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust. The Administrator is an indirect wholly owned subsidiary of Virtus.

Accounting Services Administrator, Custodian and Transfer Agent

The Bank of New York Mellon (“BNY Mellon”) provides administrative, accounting, tax and financial reporting for the maintenance and operations of the Trust as the Fund’s accounting services administrator. BNY Mellon also serves as the custodian for the Fund’s assets, and serves as transfer agent and dividend paying agent for the Fund.

Notes to Financial Statements (continued)

October 31, 2021

Affiliated Shareholders

At October 31, 2021, the Sub-Adviser held shares of the Fund which may be redeemed at any time that aggregated to the following:

Fund	Shares	% of shares outstanding
InfraCap MLP ETF	111,772	1.0%

4. CREATION AND REDEMPTION TRANSACTIONS

The Fund issues and redeems shares on a continuous basis at Net Asset Value (“NAV”) in groups of 50,000 shares called “Creation Units.” The Fund’s Creation Units may be issued and redeemed generally for cash or an in-kind deposit of securities held by the Fund. In each instance of cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses related to the particular exchange that will be higher than the transaction fees associated with in-kind purchases or redemptions.

Only “Authorized Participants” who have entered into contractual arrangements with the Distributor may purchase or redeem shares directly from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

5. FEDERAL INCOME TAX

The Fund is taxed as a regular C-corporation for federal income tax purposes and as such is obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. Currently, the federal income tax rate for a corporation is 21 percent. This treatment differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. The Fund expects that substantially all of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

Cash distributions from MLPs to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income are considered a tax deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of any taxable gain (or decrease the amount of any tax loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate the deferred tax liability for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Adviser will modify the estimates or assumptions related to the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

The Fund’s income tax expense/(benefit) consists of the following:

As of October 31, 2021	Current	Deferred	Total
Federal	$—	$27,970,285	$27,970,285
State	—	3,294,627	3,294,627
Valuation Allowance	—	(31,264,912)	(31,264,912)
Total Tax Expense/(Benefit)	$—	$—	$—

Notes to Financial Statements (continued)

October 31, 2021

Components of the Fund’s deferred tax assets and liabilities are as follows:

As of October 31, 2021
Deferred Tax Assets:
Net Operating Loss Carryforward	$1 ,662,217
Capital Loss Carryforward	61,127,795
Other	465,194
Total Deferred Tax Assets	63,255,206
Less Valuation Allowance	(46,299,978)
Net Deferred Tax Assets	$16,955,228
Deferred Tax Liabilities:
Net Unrealized Gain on Investment	$16,955,228
Total Deferred Tax Liabilities	16,955,228
Total Net Deferred Tax Asset/(Liability)	$—

The Fund reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Currently, any capital losses that may be generated by the Fund in the future are eligible to be carried back up to three years and can be carried forward for five years to offset capital gains recognized by the Fund in those years. As of the fiscal year ended October 31, 2021, the Fund has a capital loss carryforward of $271,494,471 of which $264,862 expires in 2023, $98,711,551 expires in 2024, $153,290,897 expires in 2025, and $18,884,341 expires in 2026. As of October 31, 2021, the Fund has a net operating loss (NOL) carryforward of $7,382,612 of which $5,161,411 can be carried back 2 years and carried forward until expiration in 2038, and $2,221,201 that cannot be carried back and can be carried forward indefinitely. The utilization of the NOL of $2,221,201 is limited to the lesser of the aggregate of available NOLs generated after 2018 or 80% of taxable income. There is no limitation on the $5,161,411 NOL.

Based upon the Fund’s assessment, it has determined that it is “more-likely-than-not” that a portion of its deferred tax assets will not be realized through future taxable income of the appropriate character. Accordingly, a valuation allowance has been established for the Fund’s deferred tax assets. The Fund will continue to assess the need for a valuation allowance in the future. Significant changes in the fair value of its portfolio of investments may change the Fund’s assessment of the recoverability of these assets and may result in an adjustment of the valuation allowance against all or a portion of the Fund’s gross deferred tax assets.

Total income tax (benefit)/expense (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment and realized and unrealized gain/(losses) on investment before taxes as follows for the Fund:

	Amount	Rate
Income Tax (Benefit) at Statutory Rate	$27,378,748	21.00%
State Income Taxes (Net of Federal Benefit)	1,975,572	1.52
Permanent Differences, Net	170,474	0.13
Effect of State Tax Rate Change	1,268,613	0.97
Provision to Return Adjustment and Other	471,505	0.36
Valuation Allowance	(31,264,912)	(23.98)
Net Income Tax Expense/(Benefit)	$—	—%

The Fund recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the period from inception to October 31, 2021, the Fund does not have any accrued penalties or interest.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. The Fund’s tax years, October 31, 2019 and October 31, 2020, remain subject to examination by tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. As of the fiscal year ended October 31, 2021, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially over the next fiscal year.

Notes to Financial Statements (continued)

October 31, 2021

As of the fiscal year ended October 31, 2021, the adjusted cost basis of investments and gross unrealized appreciation and depreciation of investments, excluding written options and securities sold short, for federal income tax purposes were as follows:

Fund	Federal Tax Cost Of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
InfraCap MLP ETF	$321,540,747	$76,073,748	$(732,908)	$75,340,840

The tax character of dividends and distributions paid during the fiscal years ended October 31, 2021 and October 31, 2020 were as follows:

	2021	2020
Fund	Return of Capital	Return of Capital
InfraCap MLP ETF	$24,910,601	$32,539,202

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments), subscriptions in-kind and redemptions in-kind for the year ended October 31, 2021 were as follows:

Fund	Purchases	Sales	Subscriptions In-Kind	Redemptions In-Kind
InfraCap MLP ETF	$315,890,477	$287,225,582	$136,149,784	$—

7. DERIVATIVE FINANCIAL INSTRUMENTS

Options

The Fund may write covered call and put options on portfolio securities and other financial instruments. Premiums received are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are closed are added to or offset against the proceeds or amount paid on the transactions to determine the net realized gain or loss. By writing a covered call option, the Fund, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, the Fund, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current price. Changes in value of written options are reported as change in unrealized gain (loss) on written options in the Statement of Operations. When the written option expires, is terminated or is sold, the Fund will record a gain or loss, which is reported as realized gain (loss) on written options in the Statement of Operations. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund may purchase call and put options on the portfolio securities or other financial instruments. The Fund may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. The Fund may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written positions. Changes in value of purchased options are reported as part of change in unrealized gain (loss) on investments in the Statement of Operations. When the purchased option expires, is terminated or is sold, the Fund will record a gain or loss, which is reported as part of realized gain (loss) on investments in the Statement of Operations. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Transactions in derivative instruments reflected on the Statement of Assets and Liabilities at October 31, 2021 are as follows:

Liabilities	Equity Risk
Written options, at value	$(354,440)

Notes to Financial Statements (continued)

October 31, 2021

Transactions in derivative instruments reflected on the Statement of Operations during the year ended October 31, 2021 were as follows:

Net Realized Gain (Loss) on:	Equity Risk
Investments*	$(438)
Written options	2,348,751

Change in Net Unrealized Appreciation (Depreciation) on:	Equity Risk
Written options	$(133,197)

*Purchased option contracts are included in Net Realized Gain (Loss) on Investments within the Statement of Operations.

For the year ended October 31, 2021, the monthly average market value of the written options contracts held by the Fund was $(310,716).

8. BORROWINGS

The Fund entered into Lending Agreements (the “Agreements”) with commercial banks (the “Banks”) that allows the Fund to borrow cash from the Banks. Borrowings under the Agreements are collateralized by investments of the Fund. If the Fund defaults with respect to any of its obligations under the Agreements, the Banks may foreclose on assets of the Fund and/or the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreements, necessitating the sale of securities at potentially inopportune times. Interest is charged at the 3 Month LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed. The Agreements have an on-demand commitment term. For the year ended October 31, 2021, the average daily borrowings under the Agreements and the weighted average interest rate were $74,172,700 and 1.36%, respectively.

9. INVESTMENT RISKS

As with any investment, an investment in the Fund could result in a loss or the performance of the Fund could be inferior to that of other investments. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus and statement of additional information contain this and other important information.

MLP Risk

Investments in securities of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner and cash flow risks. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Market Risk

Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s portfolio manager(s) to invest the Fund’s assets as intended.

10. LIBOR REPLACEMENT RISK

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As a result, any impact of a transition away from LIBOR on the Fund cannot yet be determined. Industry initiatives are underway to identify alternative reference rates such as the Secured Overnight Funding Rate (“SOFR”), which the Federal Reserve Bank of New York began publishing in April 2018; however, there is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; and/or costs incurred in connection with closing out positions and entering into new agreements. These effects could occur prior to the end of 2021 as the utility of LIBOR as a reference rate could deteriorate during the transition period.

Notes to Financial Statements (continued)

October 31, 2021

11. CORONAVIRUS (COVID-19) PANDEMIC

The global outbreak of COVID-19 has disrupted economic markets, and the economic impact, duration and spread of the COVID-19 virus is uncertain at this time. The operational and financial performance of the issuers of securities in which the Fund invests may be significantly impacted by COVID-19, which may in turn impact the value of the Fund’s investments.

12. 10% SHAREHOLDERS

As of October 31, 2021, the Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:

Fund	% of Shares Outstanding	Number of Accounts
InfraCap MLP ETF	55%	3

13. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No.2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

14. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the issuance of these financial statements and has determined that there are no material events that would require disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETFis Series Trust I and Shareholders of InfraCap REIT Preferred ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi-Sector Bond ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF and Virtus WMC International Dividend ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (eight of the funds constituting ETFis Series Trust I, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations, the statement of cash flows for Virtus InfraCap U.S. Preferred Stock ETF, the statements of changes in net assets, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations, the cash flows for Virtus InfraCap U.S. Preferred Stock ETF, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Statement of Cash Flows	Financial Highlights
InfraCap REIT Preferred ETF	For the year ended October 31, 2021	For the years ended October 31, 2021 and 2020	Not applicable	For the years ended October 31, 2021, 2020, 2019, 2018, and the period February 7, 2017 (commencement of operations) through October 31, 2017
Virtus InfraCap U.S. Preferred Stock ETF	For the year ended October 31, 2021	For the years ended October 31, 2021 and 2020	For the year ended October 31, 2021	For the years ended October 31, 2021, 2020, 2019, and the period from May 15, 2018 (commencement of operations) through October 31, 2018
Virtus LifeSci Biotech Clinical Trials ETF	For the year ended October 31, 2021	For the years ended October 31, 2021 and 2020	Not applicable	For the years ended October 31, 2021, 2020, 2019, 2018, and 2017
Virtus LifeSci Biotech Products ETF
Virtus Newfleet Multi-Sector Bond ETF
Virtus Private Credit Strategy ETF Virtus Real Asset Income ETF	For the year ended October 31, 2021	For the years ended October 31, 2021 and 2020	Not applicable	For the years ended October 31, 2021, 2020, and the period from February 7, 2019 (commencement of operations) through October 31, 2019
Virtus WMC International Dividend ETF	For the year ended October 31, 2021	For the years ended October 31, 2021 and 2020	Not applicable	For the years ended October 31, 2021, 2020, 2019, 2018, and the period from October 10, 2017 (commencement of operations) through October 31, 2017

Report of Independent Registered Public Accounting Firm (continued)

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP Philadelphia, Pennsylvania December 22, 2021

We have served as the auditor of one or more investment companies in Virtus ETF Solutions since 2017.

Report of Independent Registered Public Accounting Firm (continued)

To the Board of Trustees of ETFis Series Trust I and Shareholders of InfraCap MLP ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of InfraCap MLP ETF (one of the funds constituting ETFis Series Trust I, hereafter referred to as the “Fund”) as of October 31, 2021, the related statements of operations and cash flows for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP Philadelphia, Pennsylvania December 22, 2021

We have served as the auditor of one or more investment companies in Virtus ETF Solutions since 2017.

Statement Regarding Liquidity Risk Management Program (unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk, which is the risk that a Fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Program is overseen by the Adviser as the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

Assessment and management of a Fund’s liquidity risk under the Program take into consideration certain factors, such as the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of Fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.

At a meeting of the Board held on May 17, 2021, the Board received a report from the Program Administrator addressing the operation and management of the Program for the period from January 1, 2020 through December 31, 2020 (the “Review Period”). The Program Administrator’s report noted that for the Review Period, the Program Administrator believed that the Program was implemented and operated effectively in all material respects and that existing procedures, controls and safeguards were appropriately designed to enable the Program Administrator to administer the Program in compliance with Rule 22e-4. The Program Administrator’s report further noted that while changes to the Program had been made during the Review Period and reported to the Board, no material changes were made to the Program as a result of the Program Administrator’s annual review. The Program Administrator’s report also noted that the Program operated effectively during recent market conditions arising from COVID-19.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to a Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in that Fund may be subject.

Trustees and Officers of the Trust (unaudited)

Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report is set forth below. The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling the Adviser (toll-free) at (888)-383-4184.

The address for each Trustee and officer is 1540 Broadway, 16th Floor, New York, NY 10036. Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Myles J. Edwards Year of Birth: 1961	Trustee	Since 2016	Chief Compliance Officer (since 2020), 1776 Wealth, Inc.; General Counsel and Chief Compliance Officer (since 2019), Bruderman Brothers, LLC and Bruderman Asset Management, LLC; Chief Compliance Officer (since 2018), Netrex Capital Markets, LLC; Chief Executive Officer (since 2018), Final Compliance; Chief Compliance Officer (since 2018), Knight Vinke, General Counsel, Chief Compliance Officer and Chief Operating Officer (2014 to 2018), Shufro, Rose & Co., LLC.	15	Trustee (since 2015), Virtus ETF Trust II (5 portfolios)
James A. Simpson Year of Birth: 1970	Trustee	Since Inception	President (since 2009), ETP Resources, LLC (a financial services consulting company).	15	Trustee (since 2018), Asset Management Fund (5 portfolios); Trustee (since 2015), Virtus ETF Trust II (5 portfolios)
Robert S. Tull, Jr. Year of Birth: 1952	Trustee	Since Inception	President (since 2017), ProcureAM, LLC; President (since 2018), Procure Holdings LLC; President (2005 to 2018), Robert Tull & Co.	15	Trustee (since 2015), Virtus ETF Trust II (5 portfolios); Trustee (since 2018), Procure ETF Trust II
INTERESTED TRUSTEE**
William J. Smalley Year of Birth: 1983	Trustee, President and Chief Executive Officer	Since Inception	President (since 2012), Virtus ETF Solutions LLC; Managing Principal (2012-2019), ETF Distributors LLC; Managing Director (since 2012), Virtus ETF Advisers LLC; President and Chief Executive Officer (since 2012), ETFis Series Trust I; and President and Chief Executive Officer (since 2015), Virtus ETF Trust II.	10	None

Trustees and Officers of the Trust (unaudited) (continued)

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
OTHER EXECUTIVE OFFICERS
Kevin J. Carr Year of Birth: 1954	Secretary	Since 2015

Vice President and Senior Counsel (since 2017), Senior Vice President (2009 to 2017), and various senior officer positions (since 2005)Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President and Assistant Secretary (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust and Virtus Strategy Trust; Assistant Secretary (since 2021), Virtus AllianzGI Closed-End Funds; Senior Vice President (since 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Assistant Secretary (since 2017), Virtus Total Return Fund Inc.; Assistant Secretary (2017 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Virtus Variable Insurance Trust; Assistant Secretary (since 2011), Virtus Global Multi-Sector Income Fund; Assistant Secretary (2015 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; and Secretary (since 2015), ETFis Series Trust I and Virtus ETF Trust II.

				N/A	N/A

Trustees and Officers of the Trust (unaudited) (continued)

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Nancy J. Engberg Year of Birth: 1956	Chief Compliance Officer	Since 2015

Senior Vice President (since 2017); Vice President (2008 to 2017) and Chief Compliance Officer (since 2016), and various officer positions (since 2003), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President and Chief Compliance Officer (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc.; Senior Vice President (2017 to 2019), Vice President (2012 to 2017) and Chief Compliance Officer (2012 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2017) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (2017 to 2021), Vice President (2014 to 2017) and Chief Compliance Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I and Virtus ETF Trust II.

				N/A	N/A

Trustees and Officers of the Trust (unaudited) (continued)

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Brinton W. Frith Year of Birth: 1969	Treasurer and Chief Financial Officer	Since Inception

President (since 2013), Virtus ETF Advisers LLC; Vice President (since 2016) and Managing Director (since 2013), Virtus ETF Solutions LLC; Treasurer and Chief Financial Officer (since 2013), ETFis Series Trust I; and Treasurer and Chief Financial Officer (since 2015), Virtus ETF Trust II.

				N/A	N/A

*As of the date of the issuance of this report, the Fund Complex consisted of the Trust, which consisted of ten portfolios—InfraCap REIT Preferred ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi-Sector Bond ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF, Virtus Reaves Utilities ETF, Virtus WMC International Dividend ETF and InfraCap MLP ETF, and Virtus ETF Trust II, which consisted of five portfolios—Virtus Duff & Phelps Clean Energy ETF, Virtus Newfleet ABS/MBS ETF, Virtus Newfleet High Yield Bond ETF, Virtus Seix Senior Loan ETF and Virtus Terranova U.S. Quality Momentum ETF.

**William J. Smalley is an “interested person” as defined in the Investment Company Act of 1940, because he is an employee of the Adviser.

Supplemental Information (unaudited)

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT-P. Form N-PORT-P is available on the SEC’s website at https://www.sec.gov.

The Funds’ premium/discount information for the most recently completed calendar year, and the most recently completed calendar quarters since that year is available by visiting www.virtusetfs.com or by calling (888) 383-4184.

INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the SAI. The SAI is available without charge upon request by calling toll-free at (888) 383- 0553, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.virtusetfs.com.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30th is available by calling toll-free at (888) 383-0553 or by accessing the SEC’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended October 31, 2021, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by each Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements.

Funds	QDI	DRD
InfraCap REIT Preferred ETF	1.44%	0.97%
Virtus InfraCap U.S. Preferred Stock ETF	68.52%	56.09%
Virtus LifeSci Biotech Clinical Trials ETF	0.00%	0.00%
Virtus LifeSci Biotech Products ETF	0.00%	0.00%
Virtus Newfleet Multi-Sector Bond ETF	0.00%	0.00%
Virtus Private Credit Strategy ETF	1.54%	0.35%
Virtus Real Asset Income ETF	95.48%	50.13%
Virtus WMC International Dividend ETF	45.77%	4.15%

c/o VP Distributors, LLC

One Financial Plaza

Hartford, Connecticut 06103

8572(12/21)

(b)	Not applicable

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Other than certain non-substantive changes, there have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR. Pursuant to Item 13(a)(1), a copy of registrant’s amended code of ethics has been filed with the Commission. During the period covered by this report, the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. At this time, the registrant's board of trustees believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

Item 4. Principal Accountant Fees and Services.

Audit-Related Fees

(a)	The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $204,863 and $187,663 respectively, for the registrant’s fiscal years ended October 31, 2020 and October 31, 2021.

Audit-Related Fees

(b)

The aggregate fees billed for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $3,500 and $1,500, respectively, for the registrant’s fiscal years ended October 31, 2020 and October 31, 2021.

The aggregate fees billed for assurance and related services rendered by the principal accountant to the registered investment company’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, that are reasonably related to the performance of the audit of the registrant’s financial statements were $29,500 and $1,500, respectively, for the registrant’s fiscal years ended October 31, 2020 and October 31, 2021.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, and tax planning were $198,300 for 2020 and $136,625 for 2021.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registered investment company’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company were $267,065 for 2020 and $534,310 for 2021.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statements, review of year-end distributions by the Funds to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Funds’ federal income tax returns.

All Other Fees.

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $16,511 for 2020 and $12,556 for 2021.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registered investment company’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, other than the services reported in paragraphs (a) through (c) of this Item were $100,180 for 2020 and $86,093 for 2021.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended October 31, 2020 and October 31, 2021, aggregate non-audit fees of $582,056 and $769,584, respectively, were billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: James A. Simpson, Robert S. Tull, Jr. and Myles J. Edwards.
(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETFis Series Trust I

By (Signature and Title)*	/s/ William J. Smalley
William J. Smalley, President and Principal Executive Officer
(Principal Executive Officer)

Date	January 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William J. Smalley
William J. Smalley, President and Principal Executive Officer
(Principal Executive Officer)

Date	January 6, 2022

By (Signature and Title)*	/s/ Brinton W. Frith
Brinton W. Frith, Treasurer and Principal Financial Officer/Principal Accounting Officer
(Principal Financial Officer/Principal Accounting Officer)

Date	January 6, 2022

* Print the name and title of each signing officer under his or her signature